UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Hawaiian Electric Industries, Inc.
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Catalyst for a better Hawaiʻi

# NOTICE OF 2021 ANNUAL MEETING & PROXY STATEMENT

HAWAIʻI ISLAND

March 26, 2021
Dear Fellow Shareholder:
On behalf of the Board of Directors of Hawaiian Electric Industries, Inc. (HEI), it is my pleasure to invite you to attend the 2021 Annual Meeting of Shareholders (2021 Annual Meeting) of HEI. The meeting will be held on Friday, May 7, 2021 at 10:00 a.m., Hawai‘i time. To ensure compliance with applicable State and City restrictions on large gatherings during the COVID-19 pandemic, and to safeguard the health of our shareholders, directors and employees, the 2021 Annual Meeting will once again be held virtually, conducted entirely via live audio webcast. You will be able to listen to the official meeting, submit questions and vote your shares from any location with an Internet connection. Please see the accompanying Proxy Statement for more information on how to participate.
The Notice of Annual Meeting of Shareholders and Proxy Statement that accompany this letter describe the business to be conducted during the 2021 Annual Meeting.
Your vote is very important. Whether or not you attend the meeting, and no matter how many shares you own, it is important that your views be represented. Please vote by signing and returning your proxy card or by using telephone or internet voting. Instructions on how to vote are detailed in the “Voting Procedures” section of the Proxy Statement. Please note that you will need to retain the control number printed on your proxy card to attend the virtual 2021 Annual Meeting.
For further details on HEI’s accomplishments in 2020, please see my letter in the accompanying Annual Report, as well as the attached letter from our Board of Directors.
The Board of Directors and management team of HEI would like to express our appreciation to you for your confidence and support.
Sincerely,

Constance H. Lau President and Chief Executive Officer

A Message from Our Board of Directors
Dear Fellow Shareholders,
On behalf of the entire Board, thank you for your continued support and investment in Hawaiian Electric Industries (HEI). The health and economic impacts of the COVID-19 pandemic presented unprecedented challenges for all of us in Hawai‘i and around the world. From the Board’s perspective, the pandemic underscored our long-held belief that companies whose strategies address important environmental and social challenges are the ones that are best positioned to create long-term value for all stakeholders, including shareholders.
As Chair, I value this opportunity to share our Board’s priorities for creating long-term shareholder value, including the steps we are taking to address and advance important environmental, social and governance (ESG) issues and ensure the vitality of HEI for all who rely on our company.
Financial Resilience and Stability throughout COVID-19
Throughout the pandemic, HEI’s core strengths have continued to serve our stakeholders and shareholders well. Our long history of delivering essential services for the state of Hawai‘i provided the necessary basis of expertise and experience to navigate this unprecedented challenge. At our utility, stabilizing regulatory mechanisms served their purpose well. Our bank’s conservative approach to risk, including its low-risk loan portfolio and strong capital position, provided a solid foundation for its operations.
Our financial stability and strong liquidity enabled us to protect employee and customer safety, provide solutions to assist customers experiencing financial hardship and support our communities – all while continuing to deliver solid consolidated financial results.
Across our enterprise we implemented a number of actions to help our customers and communities through the pandemic:
•
At our utility we suspended electricity disconnections for nonpayment, offered flexible payment options to help customers manage their bills, proposed holding base rates flat in our O‘ahu rate case to help keep rates down for customers, and served as the founding sponsor of a program to help families throughout the state pay bills for electric, water, sewer and gas utilities.

•
At our bank we offered loan deferrals, temporarily suspended certain fees, deployed $370 million in Paycheck Protection Program loans for approximately 4,100 small businesses representing more than 40,000 jobs, and assisted the state in implementing a program to help families and our restaurant industry by providing prepaid cards for those impacted by the pandemic to use at local restaurants.

•	Together our companies and employees made record charitable commitments in 2020 -- $5.5 million, more than double our prior year’s contributions, including at least $3.5 million related to COVID-19.
In addition, we were able to advance our long-term strategic priorities. At our utility we continued to invest in modernizing our electric grid, strengthening the reliability and resilience of our network and integrating more renewable energy, while also focusing on cost efficiency. We surpassed our state’s 2020 goal of 30% Renewable Portfolio Standard (RPS) and we are poised to achieve our next state RPS milestone of 40% well before its 2030 target date. At our bank the pandemic spurred accelerated customer adoption of digital banking options. We’ve always been focused on making banking easy for customers, and now we’re investing in making that possible anytime, anywhere.
Board Oversight of ESG Strategy and Risk Management
We firmly believe that effective management of ESG risks and opportunities creates a strategic business advantage; improves the sustainability, well-being and resilience of our communities, our economy and our environment; and leads to sustained long-term value creation for our investors.
As a Board, we see ESG-related strategies and risks as having the same potential as other strategies and risks to impact long-term value creation. As a result, we deliberately composed our Board to ensure we have directors who have direct experience related to ESG topics, including renewable energy, climate change strategy, environmental management and sustainable investing.

In 2020, our Board fully integrated material ESG factors into the company’s governance structures and oversight of management activities. We expanded the responsibilities of the Nominating & Corporate Governance Committee to include overseeing human capital management and ensuring all material ESG areas have appropriate board oversight.
The Compensation Committee also expanded the ESG component of executive incentive compensation for HEI and utility executives to further align management incentives with our strategic goals. In addition to existing goals related to the renewable transition, safety, reliability and customer satisfaction, beginning in 2020 the Compensation Committee added renewable portfolio standard (RPS) achievement goals to HEI and utility executives’ long-term incentive metrics. We’re expanding on this for HEI and utility executives in 2021 with the addition of diversity, equity and inclusion and electrification goals.
The new performance-based regulation (PBR) framework, developed with our regulators and stakeholders, further incentivizes the utility to achieve ESG outcomes relating to increasing renewable energy, facilitating customer participation in the clean energy transition, modernizing our grid and advancing affordability and customer equity. In doing so, PBR offers the utility the opportunity to earn additional revenue if it achieves performance targets – directly linking our financial performance with stakeholder outcomes.
Enhanced ESG Reporting
In 2020 the Board prioritized enhancing the transparency of our ESG disclosures to allow investors and other stakeholders to see the value of our efforts and gauge our progress.
In September, HEI released its first consolidated ESG report, providing new data, insights and updates regarding the Company’s commitment to sustainable operations, addressing climate change and promoting diversity, equity and inclusion. The new report is aligned with Sustainability Accounting Standards Board (SASB) disclosure standards relevant to HEI’s utility and bank subsidiaries. Future reports will also incorporate disclosures aligned with Task Force on Climate-related Financial Disclosures (TCFD) guidance.
Commitment to Diversity
Our Board remains deeply committed to maintaining diverse perspectives across our Board and our workforce, and reflecting the unique diversity of our state. Today 50% of our directors are women, 10% are Asian and 10% are Native Hawaiian. At our utility, 90% of all employees and 65% of executives are racially diverse, and 29% of employees and 47% of executives are female. At our bank, 88% of our employees and 70% of executives are racially diverse, and 67% of employees and 40% of executives are female.
The Board is committed to continuing to strengthen HEI’s practices, including hiring and promoting individuals from diverse backgrounds, to ensure a diverse and inclusive culture throughout the HEI family of companies.
Ongoing Board and Management Succession Planning
We have a robust succession planning process for both the Board and management. In 2020 we continued to refresh Board and committee leadership. I was appointed Board Chair following the retirement of Jeff Watanabe. In addition, Richard Dahl was appointed Chair of the Compensation Committee.
The Board continues to oversee our management succession planning processes throughout our enterprise. The Nominating and Governance Committee evaluates internal and external succession candidates regularly, and the full Board discusses these candidates at least annually. In addition, potential leaders are given frequent exposure to the Board to further familiarize directors with our talent pool.
Shareholder and Stakeholder Engagement
We believe strong corporate governance includes engaging with our shareholders and considering their views. Over the past year, our company reached out to or engaged with shareholders representing more than 50% of our institutional shareholder base. These meetings covered our financial and operational performance, our progress toward renewable energy goals, our ESG reporting and Board oversight of ESG matters, executive compensation and Board and management succession planning, and involved our independent directors as appropriate.
Partly as a result of shareholder feedback, and following shareholder approval at our 2020 annual meeting, the Company amended its Articles of Incorporation with corporate governance enhancements to declassify the Board and adopt a majority voting standard in uncontested director elections.

We value your support, and we continue to encourage you to share your opinions with us. We look forward to the year ahead as we continue our tireless work to create long-term customer, community and shareholder value. On behalf of the Board of Directors, thank you for your continued support.
Aloha,
HEI Board of Directors

Admiral Thomas B. Fargo, Chairperson of the Board
Constance H. Lau
Celeste A. Connors	Mary G. Powell
Richard J. Dahl	Keith P. Russell
Peggy Y. Fowler	William James Scilacci, Jr.
Micah A. Kane	Eva T. Zlotnicka

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS
When:	Friday, May 7, at 10:00 a.m., Hawai‘i Time.
Where:
The 2021 Annual Meeting will be virtual, conducted entirely via live audio webcast. You will be able to attend, submit questions and vote during the 2021 Annual Meeting by visiting www.virtualshareholdermeeting.com/HE2021.

Items of Business:	Proposal 1 — Election of three directors to serve a one-year term expiring at the 2022 Annual Meeting of Shareholders
Proposal 2 — Advisory vote to approve the compensation for HEI’s named executive officers
Proposal 3 — Ratification of the appointment of Deloitte & Touche LLP as HEI’s independent registered public accountant for 2021
Transaction of such other business as may properly come before the 2021 Annual Meeting
Record Date:	March 1, 2021
Annual Report:
The 2020 Annual Report to Shareholders, which is not part of the proxy solicitation materials, has been mailed or made available electronically to shareholders, along with this Notice of 2021 Annual Meeting of Shareholders and accompanying Proxy Statement.

Who Can Attend:
Shareholders of record as of the close of business on the record date are entitled to receive notice of, attend, submit questions and vote at the 2021 Annual Meeting. To attend the virtual meeting via the internet, you must have the 16-digit control number printed on the Notice of Internet Availability, on your proxy card, or if your shares are held in street name, in the proxy materials sent to you by your broker or other holder of record.

Date of Mailing:	On or about March 26, 2021, these proxy materials and annual report are being mailed or made available to shareholders.
How To Vote Your Shares
Your vote is important. Please vote as soon as possible by one of the methods shown below. Make sure to have your proxy card, voting instruction form, or notice of Internet availability in hand and follow the instructions. Shareholders of record may appoint proxies and vote their shares in one of four ways:
BEFORE THE MEETING
By Telephone: You can vote your shares by calling 1-800-690-6903.
By Internet: You can vote your shares online at www.proxyvote.com.
By Mail: You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.
DURING THE MEETING
By Internet: You can vote your shares online at www.virtualshareholdermeeting.com/HE2021.
Shareholders whose shares are held by a bank, broker or other financial intermediary (i.e., in “street name”) should follow the voting instruction card provided by such intermediary.
Any proxy may be revoked in the manner described in the “Voting Procedures — Changing your vote” section of the accompanying Proxy Statement.
It is important that you vote your shares. To ensure that your shares are voted, please follow the instructions on the proxy card to either complete and return the proxy card or vote by telephone or over the Internet. Mailing your proxy card or voting by telephone or over the Internet does not preclude you from changing your vote online during the 2021 Annual Meeting of Shareholders (the 2021 Annual Meeting).

Important Notice Regarding the Internet Availability of Proxy Materials for the 2021 Annual Meeting of Shareholders to be held on May 7, 2021

The accompanying Proxy Statement, 2020 Annual Report to Shareholders and 2020 Annual Report on Form 10-K are available at www.hei.com

By Order of the HEI Board of Directors,
Kurt K. Murao
Executive Vice President, General Counsel,
Chief Administrative Officer and Corporate Secretary
March 26, 2021

Page
i	PROXY SUMMARY
1	PROPOSAL NO. 1: ELECTION OF THREE DIRECTORS
2	DIRECTOR NOMINEES FOR ELECTION
5	CONTINUING DIRECTORS
12	CORPORATE GOVERNANCE
17	BOARD OF DIRECTORS
19	COMMITTEES OF THE BOARD
21	DIRECTOR COMPENSATION
25	PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF HEI’S NAMED EXECUTIVE OFFICERS
26	COMPENSATION DISCUSSION AND ANALYSIS
26	Executive Summary
28	How We Make Compensation Decisions
29	We Use Comparative Market Data as a Reference Point for Compensation
32	What We Pay and Why: Compensation Elements and 2020 Pay Decisions
46	Additional Policies and Information
49	COMPENSATION COMMITTEE REPORT
49	COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
50	EXECUTIVE COMPENSATION TABLES
50	Summary Compensation Table
52	Grants of Plan-Based Awards
Page
53	Outstanding Equity Awards at 2020 Fiscal Year-End
54	2020 Option Exercises and Stock Vested
55	Pension Benefits
57	2020 Nonqualified Deferred Compensation
58	Potential Payments Upon Termination or Change in Control
60	CEO Pay Ratio
61	STOCK OWNERSHIP INFORMATION
63	OTHER RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
64	AUDIT & RISK COMMITTEE REPORT
65	PROPOSAL NO.3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021
66	ABOUT THE MEETING
67	VOTING PROCEDURES
70	OTHER INFORMATION
A-1	EXHIBIT A: Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments

PROXY SUMMARY
PROXY SUMMARY
This summary contains highlights about our Company and the upcoming 2021 Annual Meeting of Shareholders. This summary does not contain all of the information that you should consider. Please read the entire Proxy Statement carefully prior to voting.
VOTING MATTERS
Management Proposals	Board Vote Recommendation	Page
1. Election of Three Directors	✔ FOR Each Nominee	1
2. Advisory Vote to Approve the Compensation of HEI’s Named Executive Officers	✔ FOR	25
3. Ratification of Appointment of Independent Auditor for 2021	✔ FOR	65
ELECTION OF DIRECTORS
The following table provides summary information about the nominees for election to the Board of Directors (Board) - three Directors of Hawaiian Electric Industries, Inc. (HEI or the Company). Additional information about all of HEI’s directors, including these nominees, may be found beginning on page 2.
Name	Age	Director Since	Primary Occupation	Independent	Committee Membership	Other Public Boards
Richard J. Dahl	69	2017	Former Chairman, President & Chief Executive Officer, James Campbell Co., LLC	✔	CC (Chair), ARC, EC	Dine Brands Global, Inc. (Chair) IDACORP (Chair)
Micah A. Kane	52	2019	President & Chief Executive Officer, Hawaii Community Foundation	✔	NCGC	None
Constance H. Lau	69	2001- 2004 and since 2006	President & Chief Executive Officer, Hawaiian Electric Industries, Inc.		EC	Matson, Inc.
ARC - Audit & Risk Committee
CC - Compensation Committee
EC - Executive Committee
NCGC - Nominating and Corporate Governance Committee
GOVERNANCE HIGHLIGHTS
HEI’s governance is guided by the principle that shareholder value for our Company is linked to the value we bring to the customers and communities we serve. Highlights of our governance for 2020 include:
BOARD OF DIRECTORS
Independent Chairperson of the Board	YES
Number of independent directors	9 of 10
Number of directors who are from diverse (non-caucasion) ethnic backgrounds	2 of 10
Number of directors who are women	5 of 10
All Audit & Risk, Compensation and Nominating & Corporate Governance Committee members are independent	YES
All directors attended at least 75% of meetings of the Board and Board committees on which they served in 2020	YES
Policy limitation on membership on other public company boards	YES
Annual Board and committee self-evaluations and periodic director self and peer review	YES
Directors required to submit resignation for Board consideration upon the end of their term after reaching age 75 or in event of a significant change in their employment	YES
Share ownership and retention requirements for directors and executives	YES
* For additional details see page 17
i

PROXY SUMMARY
CURRENT DIRECTORS
Experience/Expertise		Tenure (Years)	Utility/ Energy Industry	Banking	Local Hawai‘i Commercial	Sustainability/ Environmental Leadership	Renewable Energy Expertise	Senior Leadership	Entrepreneurship/ Business Transformation	Government & Regulation	Financial/ Accounting	Legal & Risk Management	Corporate Governance
Constance H. Lau	CEO	19	x	x	x	x	x	x	x	x	x	x	x
Celeste A. Connors	Independent	2			x	x	x	x	x	x
Richard J. Dahl	Independent	4	x	x	x	x		x	x		x	x	x
Admiral Thomas B. Fargo, USN	Independent (Chairman)	16			x			x		x	x	x	x
Peggy Y. Fowler	Independent	10	x	x		x	x	x	x	x			x
Micah A. Kane	Independent	2			x	x		x		x
Mary G. Powell	Independent	2	x	x		x	x	x	x		x
Keith P. Russell	Independent	10		x				x	x		x	x	x
William James Scilacci, Jr.	Independent	2	x				x	x		x	x	x
Eva T. Zlotnicka	Independent	1				x		x	x		x		x
The lack of a mark for a particular item does not mean that the director does not possess that experience or is unable to contribute to the decision-making process in that area. We look to each director to be knowledgeable in these areas; however, the mark indicates that the item is a particularly prominent area of expertise that the director brings to the Board.
HEI at a Glance
At HEI our companies provide the energy and financial infrastructure that empowers much of the economic and community activity of our state.
Sustainability — of our economy, our environment, our communities and our ability to deliver value to all of our stakeholders — is embedded in the core strategies across our three lines of business:
•	Hawaiian Electric — Focused on achieving Hawaii’s 100% renewable energy and carbon neutral economy goals in a way that is affordable, reliable and resilient for our customers.
•	American Savings Bank — Investing in Hawaii’s economic growth, fostering innovation and entrepreneurship to diversify and expand our economy, and advancing affordability and financial fitness.
•	Pacific Current — Advancing Hawaii’s sustainability goals through investment in clean energy, water, wastewater and agriculture.
Supporting Our Customers, Employees and Communities During the COVID-19 Pandemic
Throughout the COVID-19 period we have viewed it as our mission to be a source of strength to help our state weather the challenges of the pandemic. The strength of our companies — both operational and financial — has enabled us to support our customers during this crisis, and we have undertaken comprehensive actions to keep our employees, customers and communities safe.
•
At our Utility, we voluntarily suspended disconnections, and extended them in line with Public Utilities Commission guidance, provided payment options to help customers manage their bills and proposed to hold base rates flat in our O‘ahu rate case to help keep rates down.

•
At our bank we offered loan deferrals, temporarily suspended fees, deployed $370 million in Paycheck Protection Program funding to support approximately 4,100 small businesses representing more than 40,000 local jobs, and enabled a successful program to deploy federal CARES Act funds to help both unemployed families and our restaurant industry during the pandemic.

•
2020 was a record year for our charitable giving. Together our companies and employees made charitable commitments of $5.5 million, more than double our typical level. Of those contributions, $3.5 million related to the COVID-19 pandemic, including $2 million for Hawaiian Electric to be the founding sponsor of a program to help families across the state pay their utility bills.

PROXY SUMMARY
•
Across our enterprise we instituted mandatory work from home policies for employees whose jobs can be done remotely, have implemented intensive sanitation, and require masks in all facilities and social distancing wherever possible.

A Catalyst for Hawaii’s Vibrant Future
We have long understood that our long-term success, and our ability to deliver sustainable value for our stakeholders — including our shareholders — is inextricably linked to the well-being of our employees, communities, economy, and environment. That is why we see our mission of being a catalyst for a better Hawai‘i as advancing our long-term financial sustainability.
We seek to work collaboratively with our communities to create a path toward a more sustainable future and to deliver value for shareholders and stakeholders alike. Recent highlights include:
Hawaiian Electric
•	Achieved 34.5% renewable portfolio standard (RPS) in 2020, exceeding our state’s 2020 mandate of 30%.
•	Among the nation’s leaders in rooftop solar integration, with 20% of residential customers and 36% of O‘ahu single family homes now with rooftop solar.
•
Aggressively advanced utility-scale renewable procurements; together Stage 1 and Stage 2 projects filed or pending filing have the potential to add 657 MW of solar and approximately 3 GWh of storage by 2023.

•	Undertook a comprehensive cost containment and efficiency plan to deliver savings for customers.
•
Collaborated with stakeholders to develop a new performance-based regulation framework, designed to provide value for customers and opportunities for the Utility as we continue one of the nation’s most ambitious energy transformations.

American Savings Bank
•
Delivered solid profitability in a challenging economic environment while continuing to deliver exceptional service for customers, including as customers rapidly shifted to online and ATM transactions.

•	Implemented upgrades to transition to “Anytime Anywhere Banking” model, including improvements to website, online and mobile capabilities and marketing automation.
•	Achieved record deposit growth of 17.8% and record mortgage production of $1.2 billion, gaining market share and new customer relationships.
•
Supported small businesses, their employees and overall economy through the deployment of $370 million in round one of the Paycheck Protection Program in 2020. Further disbursement of round two funding is underway in 2021.

•
Received continued recognition for having an excellent workplace culture, including being the only Hawai‘i bank selected as one of American Banker’s Best Banks to Work For, being listed as one of Hawai‘i Business Magazine’s Best Places to Work for the twelfth year in a row, and receiving a WELL Health & Safety rating for the new campus.

Pacific Current
•
Continued to grow its portfolio of sustainable infrastructure facilities, including through the acquisition of a 6 MW solar facility on Kaua‘i and bringing three solar-plus storage projects online at University of Hawai‘i campuses.

•	Increased sustainability of the Hamakua generation facility by expanding the use of locally-sourced biodiesel to meet approximately 25% of its fuel needs.
•	Continued deployment of EverCharge electric vehicle charging systems to accelerate electrification of transportation in Hawai‘i.
Delivering Long-term Shareholder Value

	Net Income	Diluted Earnings per Share (EPS)	Return on Average Common Equity
2020	$198M	$1.81	8.6%
2019	$218M	$1.99	9.8%
2018	$202M	$1.85	9.5%

PROXY SUMMARY

	Total Shareholder Return (%)
	HEI	S&P 500 Index	Edison Electric Institute Index	KBW Regional Banking Index
2020	-21.9%	18.4%	-1.2%	-8.7%
3-year	8.1%	48.9%	28.9%	-6.7%
5-year	45.9%	103.0%	69.1%	31.9%
10-year	134.3%	267.0%	190.0%	125.7%
 Source: S&P Global Inc. and Edison Electric Institute
2020 Financial Highlights
•	8% five-year total return (CAGR%) for the period ending December 31, 2020.
•	Strengthened utility return on equity.
•	Continued our history of uninterrupted dividends since 1901.
•	Increased quarterly dividend by 3% for the third consecutive year as a result of continued solid financial performance and confidence in our future prospects.
Deepening our Sustainability Focus
ESG considerations are embedded in our governance structures, strategies, risk management and reporting. Our efforts include:
•
Board oversight of ESG matters integrated into existing governance structures, including full Board review of ESG-related strategies, Audit & Risk Committee oversight of ESG risks, Compensation Committee responsibility for ESG-related compensation matters and Nominating & Corporate Governance Committee responsibility for human capital management and for ensuring an appropriate Board governance framework for ESG matters.

•	Robust ESG expertise among Board members, including directors with direct experience in renewable energy, climate change policy and strategy, environmental management and sustainable investing.
•	Expanded ESG goals as part of executive compensation program.
•	ESG considerations explicitly woven into strategic planning and enterprise risk management.
•
Published first Sustainability Accounting Standards Board-aligned ESG report in 2020; future reporting to include ESG materiality assessment and Task Force on Climate-related Financial Disclosure-aligned content.

EXECUTIVE COMPENSATION HIGHLIGHTS - PAYING FOR PERFORMANCE
Incentivizing Value Creation
The compensation program for our named executive officers is designed to focus executives on actions that create value for our customers, employees, communities and shareholders. For HEI and Utility management, safety, reliability, customer satisfaction and advancing our Utility’s transformation to increased renewable energy have been key goals of annual performance-based compensation for some time. Because of the strategic importance of achieving our state’s renewable energy goals, beginning in 2020 the Board made 20% of HEI and Utility executives’ long-term performance-based compensation subject to achievement of renewable portfolio goals. See section below entitled “Annual incentive opportunities” for further information.
Emphasis on Long-term and Performance-Based Compensation
Executive compensation is composed of four primary elements: base salary, performance-based annual incentives, performance-based long-term incentives earned over three years, and restricted stock units vesting in equal annual installments over four years. We emphasize variable pay over fixed pay, with the majority of the total compensation opportunities for each named executive officer linked to the Company’s financial, market and operational results. The compensation program also balances the importance of achieving long-term strategic objectives and critical short-term goals that are linked to long-term objectives.

PROXY SUMMARY

Pay Aligned with Company Performance
Under our pay-for-performance design, incentive payouts to named executive officers are aligned with results. The following graphs show the performance-based payouts to the HEI Chief Executive Officer (CEO) over the past several years in relation to (i) net income and (ii) total shareholder return (TSR) relative to the Edison Electric Institute (EEI) Index (Relative TSR). HEI CEO annual incentive pay is linked to HEI’s adjusted annual net income, as well as subsidiary performance. Long-term performance-based equity compensation over the respective three-year periods tracked our Relative TSR results.

COMPENSATION COMMITTEE DECISION-MAKING
The Compensation Committee, all the members of which are independent, establishes pay programs and reviews performance results to ensure that executive officer compensation aligns with shareholder interests. In addition, the Compensation Committee is advised by an independent compensation consultant with respect to the design of the plans, performance results and reasonableness of pay decisions and appropriateness or reasonableness of compensation adjustments.
The Compensation Committee believes that the Company’s executive officer compensation reflects favorably on the Company’s pay-for-performance objective, is aligned with shareholder interests and compares well to the Company’s peers.
OUR EXECUTIVE COMPENSATION PROGRAM INCORPORATES BEST PRACTICES:
✔	Majority of target compensation opportunity tied to performance
✔	Rigorous performance goals are aligned with business strategy
✔	Stock ownership and retention requirements apply to named executive officers
✔	Clawback policy for performance-based pay
✔	“Double trigger” change-in-control agreements
✔	No tax gross ups (except for executive death benefit frozen in 2009)
✔	No employment contracts
✔	Minimal perquisites
✔	Prohibition against hedging and pledging of HEI stock
✔	No dividends or dividend equivalents paid on unearned performance shares
v

PROPOSAL NO. 1: ELECTION OF THREE DIRECTORS
PROPOSAL NO. 1: ELECTION OF THREE DIRECTORS
In accordance with HEI’s Amended and Restated Bylaws (Bylaws), the Board has fixed the size of the Board at 10 directors effective at the 2021 Annual Meeting, which was divided into three classes with staggered terms. The division of the directors into classes with staggered terms is being terminated in phases commencing at the 2021 Annual Meeting, and will terminate entirely at the 2023 annual meeting of shareholders. The Board proposes that the following nominees be elected at the 2021 Annual Meeting:
Three directors to serve until the 2022 Annual Meeting, or until his or her respective successor shall be duly elected and qualified:
Richard J. Dahl Micah A. Kane Constance H. Lau
Messrs. Dahl and Kane and Ms. Lau are all incumbent directors of HEI. Pursuant to amendments to the Company’s Amended and Restated Articles of Incorporation to declassify the Board of Directors adopted at the 2020 Annual Meeting of Shareholders, directors elected at the 2021 Annual Meeting of Shareholders will serve a one-year term expiring in 2022.
The Board has determined that Mr. Dahl and Mr. Kane are independent under the applicable standards for director independence, as discussed below under “Board of Directors — Independent Directors.” Messrs. Dahl and Kane and Ms. Lau have each consented to serve for the new one-year term expiring at the 2022 Annual Meeting if elected. If a nominee is unable to stand for election at the time of the 2021 Annual Meeting, the proxy holders listed in the proxy card may vote in their discretion for a suitable substitute.
Information regarding the business experience and certain other directorships for each director nominee and continuing directors is provided beginning on page 2 below, together with a description of the experience, qualifications, attributes and skills that led to the Board’s conclusion at the time of this Proxy Statement that each of the nominees and continuing directors should serve on the Board in light of HEI’s current business and structure.
✓ FOR The Board recommends that you vote FOR each nominee listed above to serve as a Director.

DIRECTOR NOMINEES FOR ELECTION
DIRECTOR NOMINEES FOR ELECTION

Richard J. Dahl Independent Director Compensation Committee Chair Executive Committee Member Audit & Risk Committee Member	Age: 69 Independent Director Since: 2017 Principal Occupation: Former President and Chief Executive Officer, James Campbell Company LLC (2010-2016)

Mr. Dahl has significant leadership, strategy, audit and risk management expertise. He has in-depth experience in corporate transformation and restructuring and in driving improved corporate governance and shareholder engagement. His experiences working in Hawaii and on the U.S. mainland, and in banking and the electric utility industry, bring valuable perspective to the Board.
He brings with him to the Board in-depth understanding of the two industries in which HEI operates from his senior executive roles at Bank of Hawaii Corporation and his current service as chairman of IDACORP, Inc. and its principal subsidiary, Idaho Power Company.
He is an audit, risk management and financial expert from his former chairmanship of the IDACORP, Inc. audit committee, membership on the Dine Brands Global, Inc. audit committee, previous work experience with accounting firm Ernst & Young, and prior licensure as a Certified Public Accountant and Certified Bank Auditor.
Under Mr. Dahl’s leadership, Dole Food Company invested in a number of sustainability initiatives that secured external recognition. Dole was named one of the World’s Most Ethical Companies by Ethisphere Magazine and undertook a carbon offset program to secure a carbon neutral operating footprint.
PROFESSIONAL EXPERIENCE
Interim Chief Executive Officer, Dine Brands Global, Inc. (formerly known as DineEquity) (March 2017 - September 2017) (franchiser of over 3000 Applebee’s and IHOP restaurants)
Non-Executive Chairman, James Campbell Company, LLC (privately held real estate investment and development company), Executive Chair, President and CEO (2010-2016)
President and Chief Operating Officer (2004-2007) and Chief Finance Officer (2002-2004), Dole Food Company
President and Chief Operating Officer, Bank of Hawaii Corporation (1981-2002)
Ernst & Young (1973-1981)
PUBLIC COMPANY BOARDS
Dine Brands Global, Inc. (formerly known as DineEquity) (since 2004); Non-Executive Chairman (since 2017)
IDACORP (since 2008) (currently decommissioning/divesting ownership of its coal plants), Chairman (since May 2019)
PAST PUBLIC COMPANY BOARDS
Non-Executive Chairman, International Rectifier Corporation (2008-2015) (leading manufacturer and distributor of power management semi-conductors and researcher in battery storage)
OTHER POSITIONS
Director, Hawaiian Electric Company, Inc. (HEI subsidiary) (2017-2019)
EDUCATION Bachelor of Science, University of Idaho

DIRECTOR NOMINEES FOR ELECTION

Micah A. Kane Independent Director Nominating and Corporate Governance Committee Member	Age: 52 Independent Director Since: 2019 Principal Occupation: President and Chief Executive Officer, Hawaii Community Foundation, Since 2017

Mr. Kane is a well-respected leader in the State of Hawaii and brings extensive leadership and a deep understanding of Hawaii’s cultural, business and political environment to the Board.
His career has been distinguished by his leadership of significant private and public trusts, including his current role as Chief Executive Officer of Hawaii Community Foundation, Hawaii’s largest and oldest Foundation; his service as a Trustee of the largest land trust in the state of Hawaii, Kamehameha Schools, a private school system established under the will of Princess Bernice Pauahi Bishop to create educational opportunities in perpetuity to improve the capability and well-being of people of Hawaiian ancestry; and his prior role as Chairman/Director of the State of Hawaii Department of Hawaiian Homelands.
As an acknowledged Native Hawaiian community leader, Mr. Kane brings invaluable experience in understanding Hawaii’s complex cultural and land use history (nearly 27% of the population self-identifies as Native Hawaiian and other Pacific Islander). Mr. Kane has brought to bear this knowledge and his business acumen to bring the community together to address the most important issues of our day including environmental sustainability, homelessness and affordable housing.
Mr. Kane also has expertise in state/county government affairs including state/county regulation, policy development, public relations, and crisis management.
PROFESSIONAL EXPERIENCE
President and Chief Executive Officer, Hawaii Community Foundation ($810 million in assets) (since 2017)
Chief Operating Officer, Pacific Links Hawaii LLC (golf course owner, developer and operator) (2011-2016)
Principal, the KANE Group LLC (Hawaii-based company focused on land and financing matters for planned community infrastructure and general business development) (since 2010)
Trustee, Kamehameha Schools ($13.1 billion endowment and Hawaii’s largest private landowner with over 365,000 acres of land on Hawaii island, Maui, Moloka’i, O’ahu and Kaua’i) (since 2009)
OTHER POSITIONS
Director, Na Ku Pa’a O Kuhio, not for profit focused on supporting the beneficiaries of the Hawaiian Homes Commission Act.
Chairman, Menlo College Board of Trustees, Atherton, CA (supporting Hawaii kids to college)
Director, Hawaiian Electric Company, Inc. (HEI Subsidiary) (2012-2019)
EDUCATION Master of Business Administration, University of Hawaii at Manoa Bachelor of Arts, Business Administration, Menlo College

DIRECTOR NOMINEES FOR ELECTION

Constance H. Lau President and CEO, HEI Executive Committee Member Chairman, American Savings Bank (HEI subsidiary)	Age: 69 HEI Director Since: 2001 (except from 2004-2006) Principal Occupation: President and Chief Executive Officer, HEI (since 2006)

Ms. Lau has deep industry and operational expertise having served in leadership capacities spanning several functions across HEI and its subsidiaries. She is recognized as a transformational leader, having been identified by the US Banker List of Most Powerful Women in Banking in 2004, 2005, 2006 for transforming ASB into a full-service community bank. Signing the groundbreaking Hawaii Clean Energy Initiative with the Governor of the State of Hawaii also secured Ms. Lau the Women in Clean Energy & the Environment, Woman of the Year award, 2011.
Ms. Lau is a nationally recognized leader in the fields of critical infrastructure, resilience and physical and cyber security, banking, and energy, demonstrated by her appointment by President Obama to chair the National Infrastructure Advisory Council, membership on the federal Electricity Subsector Coordinating Council, prior service on the Federal Reserve Board of San Francisco’s 12th District Community Depository Institutions Advisory Council, and her naming as a C3E Clean Energy Ambassador by the U.S. Department of Energy.
PROFESSIONAL EXPERIENCE
Chair, National Infrastructure Advisory Council (since 2012)
President and Chief Executive Officer, American Savings Bank (2001-2006) Chief Operating Officer, ASB (1999-2001)
Treasurer, HEI (1989-1999)
Treasurer, Hawaiian Electric and Assistant Treasurer, HEI (1987-1989)
Assistant Corporate Counsel, Hawaiian Electric Company (1984-1987)
PUBLIC COMPANY BOARDS
Matson Inc. (since 2012)
PAST PUBLIC COMPANY BOARDS
Alexander & Baldwin (2004-2012)
OTHER POSITIONS
Board Member, Edison Electric Institute
Former Board Member, Electric Power Research Institute
Board Member, Associated Electric & Gas Insurance Services
Board Member, Hawaii Business Roundtable
Board Member, Foundation for Asia-Pacific Center for Security Studies
Board Member, Elemental Excelerator
Member, Federal Electricity Subsector Coordinating Council
Chair, Hawaiian Electric Company, Inc. (HEI Subsidiary) (2006-2019)
Former Member of the Federal Reserve Bank of San Francisco’s Twelfth District
Community Depository Advisory Council (2011-2014)
Chair, Consuelo Foundation
Trustee, Punahou School
Chair, Military Affairs Council, Chamber of Commerce of Hawaii

# EXPERTISE

- CLEAN ENERGY, UTILITIES
- INFRASTRUCTURE
- CYBER SECURITY
- FINANCE AND ACCOUNTING
- BANKING
- LEADERSHIP
- CORPORATE TRANSFORMATION
- STRATEGIC & OPERATIONAL MANAGEMENT
- CORPORATE GOVERNANCE
- MERGERS AND ACQUISITIONS
- RISK MANAGEMENT

EDUCATION
Master of Business Administration, Stanford
Graduate School of Business
Juris Doctor, Hastings College of the Law,
University of California
Bachelor of Science in Administrative Sciences,
Yale College

CONTINUING DIRECTORS
CONTINUING DIRECTORS

Celeste A. Connors Independent Director Audit & Risk Committee Member
Age: 45
Independent Director Since: 2019
Principal Occupation: Executive Director,
Hawaii Green Growth Local2030 Hub (public
private partnership focused on identifying
sustainable growth priorities within an
island context) (since 2015)

Ms. Connors has considerable experience in environmental sustainability from serving as Executive Director of Hawaii Green Growth Local2030 Hub, which was recognized by the United Nations in 2018 as one of the world’s first hubs for sustainability solutions.
Her deep understanding of the business, government and non-profit communities in the Hawaiian Islands, from serving as Executive Director of Hawaii Green Growth Local2030 Hub and CEO and Co-Founder of c.dots development, contribute significantly to the Board’s understanding of Hawaii’s unique business environment. While leading c.dots, Ms. Connors worked with local, state and federal governments, the private sector, and philanthropic organizations to help build smart sustainable communities, including green and resilient infrastructure systems and services.
Ms. Connors is an expert on climate risk and has significant government, regulatory and policy development experience from serving as Director for Environment and Climate Change at the National Security Council and National Economic Council in the White House, as well as a Foreign Service Officer with the U.S. Department of State. She has advised the President, Vice President, Cabinet members and other government leaders on environment and sustainable development policy.
Ms. Connors has a proven track record of working to achieve Hawaii’s energy and sustainability goals, which adds significant value to HEI’s efforts to accelerate a sustainable future for Hawaii.
PROFESSIONAL EXPERIENCE
Practitioner in Residence (Energy, Resources and Environment Program), Johns Hopkins University School of Advanced International Studies (SAIS) (since 2012)
Chief Executive Officer and Co-Founder, c.dots development (builds partnerships to deliver sustainable and resilient infrastructure in local communities) (since 2012)
Director (Environment and Climate Change), National Security Council and National Economic Council in the White House (2008-2012)
Foreign Service Officer, U.S. Department of State (2000-2012)
Foreign Affairs Advisor (Office of the Mayor), City of New York (1999-2000)
EDUCATION Master of Science (MSc), Development Studies, University of London, School of Oriental and African Studies (SOAS) Bachelor of Arts, International Relations, Tufts University

CONTINUING DIRECTORS

Admiral Thomas B. Fargo, USN (Retired) Independent Director Chairman of the Board Executive Committee Chair Compensation Committee Member Nominating and Corporate Governance Committee Member	Age: 72 Independent Director Since: 2005 Principal Occupation: President, Fargo Associates, LLC

In addition to extensive leadership expertise, Admiral Fargo brings to the Board deep knowledge of the U.S. military, a major customer of HEI’s electric utility subsidiary and a key driver of Hawaii’s economy. Admiral Fargo served as Commander of the U.S. Pacific Command, and in that post, he was responsible for the security of nearly 52% of the world’s surface.
He has top level management, strategic planning, and financial and non-financial risk assessment skills developed over 40 years of leading nine diverse organizations ranging in size from 130 to 300,000 people and managing budgets up to $8 billion.
He has extensive corporate governance experience including audit, compensation and governance committees, from service on several private and public company boards, including as chairman of Huntington Ingalls Industries.
PROFESSIONAL EXPERIENCE
Owner, Fargo Associates LLC (since 2005)
(defense and homeland/national security consultancy)
Commander of the U.S. Pacific Command (retired)
PUBLIC COMPANY BOARDS
The Greenbrier Companies (since 2015), Lead Independent Director (since January 2021) (rail manufacturing & licensing services)
Matson Inc. (since 2012) (transportation & logistics)
PAST PUBLIC COMPANY BOARDS
Huntington Ingalls Industries, Chairman (2011-2020) (military shipbuilder)
Northrop Grumman Corporation (2008-2011)
Hawaiian Holdings, Inc. (2005-2008) (Hawaiian Airlines holding company)
Alexander & Baldwin (2010-2011)
OTHER POSITIONS
Chairman, United Services Automotive Association
Advisory Board Member, National Bureau of Asian Research
Director, AtHoc (until 2016)
Director, GTA Teleguam (until 2017)
Senior Advisor, SKAI Ventures (2005-2019)
Director, Hawaiian Electric Company, Inc. (HEI Subsidiary) (2005-2017)
EDUCATION Bachelor of Science, United States Naval Academy Executive and business training — Harvard University; Stanford University

CONTINUING DIRECTORS

Peggy Y. Fowler Independent Director Executive Committee Member Nominating and Corporate Governance Committee Chair Compensation Committee Member	Age: 69 Independent Director Since: 2011 Principal Occupation: Former Chief Executive Officer (2000-2009), Portland General Electric Company (PGE)

With experience as Chief Executive Officer of a NYSE-listed public utility company, and as director for the Portland Branch of the Federal Reserve Bank of San Francisco and Umpqua Holdings Corporation (a publicly traded bank holding company), Ms. Fowler brings a unique combination of utility and banking knowledge to the Board.
Ms. Fowler was recognized as Oregon’s Most Admired CEO in a 2005 Portland Business Journal survey, and as Portland’s First Citizen in 2007 by the Portland Metropolitan Association of Realtors. Ms. Fowler was awarded the Oregon History Makers recognition in 2015, and the 2016 Joan Austin Lifetime Achievement Award recognizing her as one of Portland, Oregon’s most-respected business leaders.
Ms. Fowler has deep environmental and renewable energy expertise. She managed PGE’s environmental department, overseeing initiatives that improved fish passage on multiple Oregon rivers. During Ms. Fowler’s tenure as Chief Executive Officer, PGE made the strategic decision to reduce use of oil and coal and has been ranked #1 on multiple occasions for selling more renewable power to residential customers than any other U.S. utility.
Under Ms. Fowler’s leadership, wind and solar projects were constructed and integrated into the PGE grid. Under her leadership as HEI’s Nominating and Corporate Governance Chair, the company underwent a new director refresh, decreased tenure, provided greater proxy access, eliminated staggered board and implemented majority voting.
PROFESSIONAL EXPERIENCE
38 years of executive leadership, financial oversight and utility operations experience from serving at PGE in senior officer positions (including as President and Chief Executive Officer, Chief Operating Officer, and Board Member) and operating positions.
PUBLIC COMPANY BOARDS
Umpqua Holdings Corp (since 2009) (bank holding company); Chairman (since 2012)
PAST PUBLIC COMPANY BOARDS
Portland General Electric (2006-2012)
OTHER POSITIONS
Director and committee member, Cambia Health Solutions (not-for-profit health insurer) (since 2005)
Director, PGE Foundation (since 1997)
Director, Hawaiian Electric Company, Inc. (HEI Subsidiary) (2009-2016)
Director, Portland Branch of Federal Reserve Bank of San Francisco (2007-2011)
EDUCATION Public Utility Executive Program, University of Idaho and University of Michigan Bachelor of Science, Chemistry and Bachelor of Science, Math, George Fox University

CONTINUING DIRECTORS

Mary G. Powell Independent Director Compensation Committee Member	Age: 60 Independent Director Since: 2019 Principal Occupation: Former President and Chief Executive Officer, Green Mountain Power, 2008-2019

Ms. Powell has significant experience in utilities and renewable energy, having served as President and CEO of Green Mountain Power since 2008. Under her leadership, the company became the world’s first utility to become a Certified B Corporation (a business that balances purpose and profit).
Ms. Powell led an ambitious energy vision to dramatically ramp up local renewable resources in Vermont. Ms. Powell has relevant public board experience, serving as a director at Sunrun Inc., where she is a member of the compensation committee. Ms. Powell’s track record of leadership and innovation has received national acclaim; she was named as one of Fast Company’s “100 Most Creative People in Business” in 2016 and as one of CEO Connection’s “2017 Most Influential Women of the Mid-Market,” among other recognitions. Most recently, Ms. Powell was named Utility Dive’s 2019 Executive of the Year, recognizing her leadership of Vermont’s investor-owned utility to prioritize and deliver on customer-choice distributed energy solutions.
PROFESSIONAL EXPERIENCE
Vice President (Human Resources and Organizational Development), then Vice President (Administration), then Senior Vice President (Customer and Organizational Development), then Senior Vice President and Chief Operating Officer, Green Mountain Power (1998-2008)
President, HR Works (total solutions provider of human resource management and benefits administration services) (1997-1998)
VP Human Resources, VP Retail Banking and SVP of Retail Banking, Key Bank of Vermont (1992-1997)
PUBLIC COMPANY BOARDS
Sunrun Inc. (since Feb. 2018), Compensation Committee and Audit Committee Member
CGI, Inc. (since June 2020), Corporate Governance Committee and Human Resources Committee
Climate Change Crisis Real Impact I Acquisition Corporation (CLII.U) (since September 2020), Chair
OTHER POSITIONS
Vice Chair, Vermont Chamber of Commerce (2010-2012)
Chair, Vermont Business Roundtable (2012-2014)
Director, American Savings Bank (HEI Subsidiary) (since May 2019)
Director, Vermont Electric Power Company (VELCO) (2008-2019)
Director, Enegir (largest natural gas company in Quebec, Canada) (since November 2019)
EDUCATION Associate of Science, Keene State College

CONTINUING DIRECTORS

Keith P. Russell Independent Director Executive Committee Member Audit & Risk Committee Member ASB Risk Committee Chair	Age: 75 Independent Director Since: 2011 Principal Occupation: President, Russell Financial (since 2001)

Within three major financial institutions, Mr. Russell served as an executive and/or Director and held domestic and international positions in all areas of banking, finance, capital markets and risk management. He has served on numerous panels on corporate governance and strategic direction.
He has broad and deep expertise in risk management including identification, assessment, and monitoring of current and emerging risks through his prior service as Chief Risk Officer of Mellon Financial Corporation and as Chief Operating Officer of Glendale Federal Bank. Mr. Russell has been the chair of the American Savings Bank (an HEI subsidiary) risk committee since 2012, during which time he led the implementation of an extensive enterprise risk management system which included development of robust risk governance, monitoring and management systems.
Mr. Russell has a keen knowledge of the Hawaii real estate market and hospitality industry from his service on the Sunstone Hotel Investors Board which has investments in Hawaii.
Mr. Russell’s years of executive leadership experience in financial service operations, particularly as an executive officer of a major lender to the electric utility industry, contribute invaluable expertise to the Board.
PROFESSIONAL EXPERIENCE
Vice Chair/Chief Risk Officer, Mellon Financial Corporation (1991-2001)
President and Chief Operating Officer, Glendale Federal Bank (1983-1991)
Senior Vice President, Security Pacific Corporation (1974-1983)
PUBLIC COMPANY BOARDS
Sunstone Hotel Investors (since 2003)
PAST PUBLIC COMPANY BOARDS
Nationwide Health Properties (2002-2011)
OTHER POSITIONS
Director, KBS Growth and Income REIT (since 2016)
Director, American Savings Bank (HEI subsidiary)
Director, ASB Hawaii (HEI subsidiary) (2014-2016)
EDUCATION Master of Arts, Northwestern University Bachelor of Arts, University of Washington

CONTINUING DIRECTORS

William James Scilacci, Jr. Independent Director Executive Committee Member Audit & Risk Committee Chair	Age: 65 Independent Director Since: 2019 Principal Occupation: Former Executive Vice President and Chief Financial Officer, Edison International (2008-2016)

Mr. Scilacci has significant leadership and operational management experience through serving as CFO of Edison International, a publicly-traded company whose market cap increased substantially during Mr. Scilacci’s tenure. He has extensive experience communicating with Wall Street analysts, investors and rating agencies and has demonstrated a strong track record of considerable shareholder value creation.
He has extensive utility experience through his over 20 years in financial management with Southern California Edison, the primary energy supply company for Southern California. Southern California Edison is a leader in development and implementation of grid modernization, electrification of transportation, renewable energy and energy efficiency.
Mr. Scilacci was the CFO of Edison International’s competitive generation subsidiary. During his tenure, Edison International made material investments in wind energy and natural gas-fired generation. He also oversaw the subsidiaries’ energy trading business.
Mr. Scilacci has a keen understanding and extensive knowledge of enterprise risk management from his role as Chief Financial Officer of Edison International. For eight years, Mr. Scilacci managed Edison International’s enterprise risk management program identifying, monitoring and forecasting new risks to the company including ESG related risks such as the impacts of climate change.
Mr. Scilacci’s track record of success is highlighted by his recognition as one of the top CFOs in the electric utility sector by a 2017 Institutional Investor survey of investors and sell-side analysts.
PROFESSIONAL EXPERIENCE
Over 30 years of experience, and 25 years in executive leadership, for Edison International companies (including CFO of Edison International, Edison Mission Energy and Southern California Edison)
OTHER POSITIONS
Director, Chairman of the Finance Committee, Member of Audit Committee, Loyola High School of Los Angeles
President (2019) and Director (2017-2019), Bel-Air Bay Club
EDUCATION Master of Business Administration, Santa Clara University Bachelor of Arts, University of California, Los Angeles

CONTINUING DIRECTORS

Eva T. Zlotnicka Independent Director Compensation Committee Member	Age: 38 Independent Director Since: 2020 Principal Occupation: Founder, Managing Partner & President, Inclusive Capital Partners (2020-present)

Ms. Zlotnicka’s experience as a sustainable investing professional with a background in utilizing markets, policy, and partnership to motivate the private sector to simultaneously improve sustainability, profitability and competitiveness, brings a highly valuable perspective to the Board. In her prior position as Managing Director for the ValueAct Spring Fund she identified companies whose technology and products are solving environmental and social issues and actively supported them through various industry, governance or other significant transitions. Most recently, Ms. Zlotnicka founded Inclusive Capital Partners, a U.S.-based environmental and social impact investment company where she also serves as its Managing Partner and President.
As director at Unifi, where she serves as chair of the nominating and corporate governance committee and as a member of the audit committee, Ms. Zlotnicka has experience in guiding the implementation of ambitious sustainability strategies in addition to other strategic efforts and financial oversight. Recently she was recognized among Women Inc.’s 2019 Most Influential Corporate Board Directors.
Prior to founding Inclusive Captial Partners, she was Founder and Managing Director of the ValueAct Spring Fund and Head of Stewardship at ValueAct Capital. Prior to joining ValueAct Capital in 2018, Ms. Zlotnicka served as the US lead Sustainability and Environmental, Social and Governance (ESG) equity research analyst at Morgan Stanley. During her tenure, Morgan Stanley’s Global Sustainability Research team ranked #1 in Sustainable and Responsible Investment Research by the 2017 Extel IRRI survey. Ms. Zlotnicka was also individually ranked as #1 for “Best Understanding of Companies” as voted by corporate participants. Additionally, Ms. Zlotnicka has familiarity with the academic, public and non-profit sectors, most notably having worked with the US Environmental Protection Agency on public-private partnerships and the Environmental Defense Fund on corporate investment in energy efficiency.
PROFESSIONAL EXPERIENCE
Over ten years of experience in sell-side research in sustainability, ESG and fixed income, including leading sustainability research teams at Morgan Stanley
Managing Director, ValueAct Spring Fund; Head of Stewardship, ValueAct Capital (2018 to 2020)
PUBLIC COMPANY BOARDS
Unifi, Inc. (since 2018) (innovative textile products)
OTHER POSITIONS
Co-Founder, Women Investing for a Sustainable Economy (“WISE”) (since 2012)
Board Observer, Arcadia Power, Inc. (since 2018)
Investor Advisory Group Member, Sustainability Accounting Standards Board (since 2019)
Advisory Board Member, Institute for Corporate Governance and Finance, New York University School of Law (since March 2020)

EDUCATION
Master of Business Administration and Master
of Environmental Science, Yale University
Bachelor of Science in Economics, Wharton
School, and
Bachelor of Science in Computer
Science & Engineering, University of
Pennsylvania

CORPORATE GOVERNANCE
CORPORATE GOVERNANCE
HEI’s governance policies and guidelines
HEI’s Board and management review and monitor corporate governance trends and best practices on an ongoing basis, including for purposes of making necessary and advisable updates to HEI’s corporate governance documents and complying with the corporate governance requirements of the New York Stock Exchange (NYSE), rules and regulations of the Securities and Exchange Commission (SEC) and rules and regulations of the Board of Governors of the Federal Reserve applicable to HEI as a savings and loan holding company. HEI’s corporate governance documents (such as the charters for the Audit & Risk, Compensation, Nominating and Corporate Governance and Executive Committees, Corporate Governance Guidelines and Corporate Code of Conduct, as well as other governance documents) are available on HEI’s website at www.hei.com/govdocs.
The Board’s leadership structure
Since May 5, 2020, Admiral Fargo has served as the nonexecutive Chairperson of the Board. Admiral Fargo has served on the Board since 2005, and has never been employed by HEI or any HEI subsidiary. The Board has determined that he is independent under applicable standards for director independence, as discussed below under the heading “Board of Directors—Independent Directors”. Among the many skills and qualifications that Admiral Fargo brings to the Board, the Board considered: (i) his extensive experience in corporate governance from serving on a number of other public company, private company and nonprofit boards; (ii) his track record of effective consensus and relationship building and business and community leadership, including serving as Commander of the U.S. Pacific Command; (iii) his willingness to spend time advising and mentoring members of HEI’s senior management; and (iv) his dedication to committing the hard work and time necessary to successfully lead the Board.
The responsibilities of HEI’s Chairperson are to:
•	lead Board and shareholder meetings and executive sessions of the independent directors, including executive sessions at which the performance of the CEO is evaluated by the Board;
•	attend meetings of the Board’s committees, either as member or observer;
•	work closely with the Nominating and Corporate Governance Committee in periodically evaluating board and committee structures, as well as advise with respect to succession planning for the Board;
•
serve on and/or advise the boards of HEI’s primary operating subsidiaries, Hawaiian Electric and ASB, chair joint executive sessions of the independent directors of HEI and these subsidiary boards and attend meetings of subsidiary board committees;

•	be available to other Board and subsidiary board members and management for questions and consultation; and
•	ensure and facilitate communications among Board members and Board committees and between the Board and management.
The Board’s Corporate Governance Guidelines provide that if the Chairperson and CEO positions are held by the same person, or if the Board determines that the Chairperson is not independent, the independent directors should designate an independent director to serve as “Lead Director.” If a Lead Director is designated, the Lead Director’s responsibilities are to: (i) preside at Board and shareholder meetings when the Chairperson is not present; (ii) preside at executive sessions of the independent directors; (iii) facilitate communication between the independent directors and the Chairperson or the Board as a whole; (iv) call meetings of the non-management or independent directors in executive session; (v) participate in approving meeting agendas, schedules and materials for the Board; and (vi) perform other functions described in the Corporate Governance Guidelines or as determined by the Board from time to time.
The Board believes that its current leadership structure, which provides for an independent nonemployee Chairperson, or an independent Lead Director if the Chairperson is not independent, is appropriate and effective based on HEI’s current operations, strategic plans and overall corporate governance structure. Several reasons support this conclusion. First, the Board believes that having an independent Chairperson or Lead Director has been important in establishing a “tone at the top” for both the Board and the Company that encourages constructive expression of views that may differ from those of senior management. Second, the Board believes that the presence of an independent Chairperson or Lead Director demonstrates to the Company’s regulators and shareholders that the Board is committed to serving the best interests of the Company and its shareholders and not the best interests of management. Third, the Board recognizes that HEI has an uncommon corporate governance structure in that the boards of its two primary

CORPORATE GOVERNANCE
operating subsidiaries are also composed mostly of nonemployee directors and that the HEI Chairperson plays an important leadership role for the consolidated company. For instance, in addition to chairing executive sessions of the nonemployee directors, the Chairperson leads the HEI Board in its oversight role with respect to HEI’s subsidiaries.
The Board’s role in risk oversight
HEI is a holding company that operates principally through its Hawaii-based electric public utility (Utility or Hawaiian Electric) and bank (Bank or ASB) subsidiaries. At the holding company and subsidiary levels, the Company faces a variety of risks, including operational risks, regulatory (including environmental regulations) and legal compliance risks, credit and interest rate risks, competitive risks, liquidity risks, capital risks, cybersecurity risks, and strategic, reputational and sustainability related risks, among others. Developing and implementing strategies to manage the Company’s risks is the responsibility of management, and that responsibility is carried out by assignments of responsibility to various officers and other employees of the Company under the direction of HEI’s Chief Financial Officer, who also serves as the HEI Chief Risk Officer. The role of the Board is to oversee the management of these risks.
The Board’s specific risk oversight functions are as follows:
•
The Board has approved a consolidated enterprise risk management (ERM) system recommended by management. The system is designed to identify and assess risks across the HEI enterprise so that information regarding the Company’s risks can be reported to the Board, along with proposed strategies for mitigating and managing these risks. The structure of the ERM system is decentralized, with separate Chief Risk Officers at each of Hawaiian Electric and ASB in addition to HEI’s Chief Risk Officer (HEI CRO). The ERM function for “other” operations of HEI, such as Pacific Current, are performed by the HEI CRO or HEI employees under the supervision of the HEI CRO. Hawaiian Electric’s Chief Financial Officer, who also serves as its Chief Risk Officer, is responsible for identifying, assessing, managing, monitoring and reporting risks at the Utility and its subsidiaries that operate on the neighbor islands of Hawaii, Maui, Molokai and Lanai. Each subsidiary Chief Risk Officer reports directly to the respective subsidiary President and functionally to the HEI CRO, who reviews such risks on a consolidated basis. The Board believes that this decentralized risk management structure is appropriate and effective for the Company’s diverse operations and holding company structure, because it allows for industry-specific risk identification and management at the subsidiary levels while also ensuring an integrated and consolidated view of risk at the holding company level by the HEI CRO. In connection with approving this ERM system, the Board reviewed (and continually assesses) a catalog of risks and management’s assessment of those risks. As part of the Board’s ongoing risk oversight, the HEI CRO is responsible for providing regular reports to the Board and Audit & Risk Committee on the status of those risks, any changes to the risk catalog or management’s assessment of those risks, and any other risk management matters that the Board may request from time to time. The Board and Audit & Risk Committee also receive reports from HEI’s internal auditor evaluating the effectiveness of management’s implementation of the approved ERM system.
•
The Board has assigned to the Audit & Risk Committee the responsibility of assisting in the oversight of the overall risk management strategy of the Company. In providing such assistance, the Audit & Risk Committee is specifically required to discuss policies with respect to risk assessment and risk management, including the guidelines and policies governing the process by which risk assessment and risk management are undertaken at the Company, and to report to the Board the committee’s discussion and findings so that the entire Board can consider changes (if any) in the Company’s risk profile.

•
The Board has also assigned to the Audit & Risk Committee the specific risk oversight responsibilities of: (i) reviewing the Company’s major financial risk exposures and the steps management has taken to monitor and manage such exposures; (ii) overseeing HEI’s Code of Conduct compliance program; and (iii) establishing procedures for direct reporting of potential accounting and auditing issues to the Audit & Risk Committee. The Audit & Risk Committee reports to the Board each quarter regarding these matters.

•
The Board has assigned to the Compensation Committee the specific risk oversight responsibility of reviewing whether the compensation policies or practices of HEI or its subsidiaries encourage employees to take risks that are reasonably likely to have a material adverse effect on such entities and of recommending new or revised policies and practices to address any such identified risks. Included in this oversight responsibility is the Compensation Committee’s review and evaluation of ASB’s compensation practices for compliance with regulatory guidance on sound incentive compensation plans. The Compensation Committee reports the results of its review and any recommendations to the Board. The results of the review are also communicated to the Audit & Risk Committee through the HEI CRO. Both the Audit & Risk and Compensation Committees are composed entirely of independent directors.

CORPORATE GOVERNANCE
•
In addition to overall risk oversight by the HEI Board, the boards of HEI’s primary operating subsidiaries, Hawaiian Electric and ASB, are responsible for overseeing risks at their respective companies. The Hawaiian Electric Board has assigned responsibility for ongoing oversight of risk management to its Audit & Risk Committee and the ASB Board has assigned such responsibility to its Risk Committee. Under the decentralized ERM structure discussed above, risk management activities at the subsidiary level are reported to the respective committee and subsidiary board through the applicable subsidiary Chief Risk Officer. The HEI Board and/or Audit & Risk Committee may also be invited to participate in risk oversight discussions by these subsidiary boards and/or committees. The information from these subsidiary board and committee sessions are reported, on at least a quarterly basis, to the HEI Board by the applicable subsidiary Chief Risk Officers (or their representatives), who functionally report to the HEI CRO on risk management matters. These subsidiary boards are composed primarily of nonemployee directors. The subsidiary audit committees are composed primarily of nonemployee directors who meet the independence requirements for audit committee members of companies listed on the NYSE, and with regard to the ASB Audit Committee, comply with FDIC regulations.

•
At least annually, the Board conducts a strategic planning and risk review. As part of this review, the Board reviews fundamental financial and business strategies and assesses the major risks facing the Company, including sustainability-related risks, and available alternatives to mitigate those risks. To facilitate strategic planning through constructive dialogue among management and Board members, members of management who are not directors are invited to participate in the review. Based on the review, the Board and senior management, including the HEI CRO, identify key issues to be addressed during the course of the next calendar year.

The Board believes that, for risk oversight, it is especially important to have an independent Chairperson or Lead Director in order to ensure that differing views from those of management are expressed. Since the HEI Chairperson attends the meetings of the Board, the subsidiary boards and their respective committees, the HEI Chairperson is also in a unique position to assist with communications regarding risk oversight and risk management among the Board and its committees, between the subsidiary boards and their respective committees and between directors and management.
Selection of nominees for the Board
The Board believes that there are skill sets, qualities and attributes that should be represented on the Board as a whole but do not necessarily need to be possessed by each director. The Nominating and Corporate Governance Committee and the Board thus consider the qualifications and attributes of incumbent directors and director candidates both individually and in the aggregate in light of the current and future needs of HEI and its subsidiaries.
The Nominating and Corporate Governance Committee assists the Board in identifying and evaluating persons for nomination or re-nomination for Board service or to fill a vacancy on the Board. To identify qualified candidates for Board membership, the Committee may consider persons who are serving on its subsidiary boards as well as persons suggested by Board members, management and shareholders or may retain a third-party search firm to help identify qualified candidates. The Committee’s evaluation process does not vary based on whether a candidate is recommended by a shareholder, a Board member, a member of management or through self-nomination.
Once a person is identified as a potential director candidate, the committee may review publicly-available information to assess whether the candidate should be further considered. If so, a committee member or designated representative for the committee will contact the person. If the person is willing to be considered for nomination, the person is asked to provide additional information regarding his or her background, his or her specific skills, experience and qualifications for Board service, and any direct or indirect relationships with the Company. In addition, one or more interviews may be conducted with committee and Board members, and committee members may contact one or more references provided by the candidate or others who would have firsthand knowledge of the candidate’s qualifications and attributes.
In evaluating the qualifications and attributes of each potential candidate (including incumbent directors) for nomination or re-nomination or appointment to fill a vacancy, the committee considers:
•
the candidate’s qualifications, consisting of his/her knowledge (including relevant industry knowledge), understanding of the Company’s businesses and the environment within which the Company operates, experience, skills, substantive areas of expertise, financial literacy, innovative thinking, business judgment, achievements and other factors required to be considered under applicable laws, rules or regulations;

•
the candidate’s attributes, comprising independence, personal and professional integrity, character, reputation, ability to represent the interests of all shareholders, time availability in light of other commitments, dedication, absence of conflicts of interest, diversity, appreciation of multiple cultures,

CORPORATE GOVERNANCE
commitment to deal responsibly with social issues and other stakeholder concerns and other factors that the committee considers appropriate in the context of the needs of the Board;
•	familiarity with and respect for corporate governance requirements and practices;
•	with respect to incumbent directors, the self-evaluation of the individual director, his or her current qualifications and his or her contributions to the Board;
•	the current composition of the Board and its committees; and
•
intangible qualities of the candidate including the ability to ask difficult questions and, simultaneously, to work collegially with members of the Board, as well as to work effectively with management.

The Board considers the recommendations of the Nominating and Corporate Governance Committee and then makes the final decision whether to re-nominate incumbent directors and whether to approve and extend an invitation to a candidate to join the Board upon appointment or election, subject to any approvals required by law, rule or regulation.
Diversity in identifying nominees for the Board
In assisting the Board in identifying qualified director candidates, the Nominating and Corporate Governance Committee considers whether the candidate would contribute to the expertise, skills and professional experience, as well as to the diversity of the Board in terms of race, ethnicity, gender, age, geography and cultural background. The Board believes it functions most effectively with members who collectively possess a range of substantive expertise, skills and experience in areas that are relevant to leading HEI in accordance with the Board’s fiduciary responsibilities. The Board also believes that having a board composed of members who can collectively contribute a range of perspectives, including perspectives that may arise from a person’s race, ethnicity, gender, age, geographic location and cultural background, improves the quality of the Board’s deliberations and decisions because it enables the Board to view issues from a variety of perspectives and, thus, more thoroughly and completely. As the Company’s operations and strategic plans and the Board’s composition may evolve over time, the Nominating and Corporate Governance Committee is charged with identifying and assessing the appropriate mix of knowledge areas, qualifications and personal attributes contributed by Board members that will bring the most strategic and decision-making advantage to HEI.
With operations exclusively in the State of Hawai‘i, it is important that our Board includes members who currently or in the past have lived and worked in the state and have knowledge of, and experience with, our customer base and the unique cultural, political and regulatory environment. It is also important that Board members understand and reflect the cultural, racial and gender diversity that exists in Hawai‘i. If the shareholders vote to elect the three director nominees proposed by the Board for election at the 2021 Annual Meeting, the resulting composition of the Board would be as follows: eight directors (or 80%) who are Caucasian, one director (or 10%) who is Asian American and one director (or 10%) who is Native Hawaiian and five directors (or 50%) of the ten directors would be female.
The Board also recognizes that, due to Hawaii’s geographic isolation from the continental United States and the comparatively small number of publicly traded companies, banks and regulated utilities based in Hawaii, the Board also benefits from having among its members directors who have gained business experience at companies located in other states; those Board members contribute valuable information about experiences they have had working at or serving on the boards of other public companies and companies in similar industries, which also contributes to the breadth of perspectives on the Board.
Director resignation policies
Through its Corporate Governance Guidelines, the Board requires its members to submit a letter of resignation for consideration by the Board in certain circumstances. A director must tender his or her resignation in the event of a significant change in the director’s principal employment and at the end of the term during which the director reaches age 75. In addition to the evaluation process, discussed under “Corporate Governance — Selection of nominees for the Board,” requiring a director to submit a letter of resignation in these two circumstances ensures that the Board examines whether a director’s skills, expertise and attributes continue to provide value over time.
A director must also submit his or her resignation for consideration by the Board if the director is elected under the plurality vote standard for contested elections in which the number of nominees or proposed nominees exceeds the number of directors to be elected (described under Article Fifth of the Company’s Amended and Restated Articles of Incorporation), but does not receive the support of the majority of votes cast. In such an event, the Board will evaluate the reasons for the voting result and determine how best to address the shareholder concerns underlying that result. In some cases, the Board may decide that the best approach is to accept the director’s

CORPORATE GOVERNANCE
resignation. In other cases, the Board may discover that a shareholder concern that was the cause of the vote outcome may more appropriately be addressed by taking other action.
The Board’s role in management succession planning
The Board, led by its Nominating and Corporate Governance Committee, is actively engaged in succession planning and talent development, with a focus on the CEO and senior management of HEI and its operating subsidiaries. The Board and the Nominating and Corporate Governance Committee consider talent development programs and succession candidates through the lens of Company strategy and anticipated future opportunities and challenges. At its meetings throughout the year, the Nominating and Corporate Governance Committee reviews progress of talent development and succession programs and discusses internal and external succession candidates, including their capabilities, accomplishments, goals and development plans. The full Board also reviews and discusses talent strategy and evaluations of potential succession candidates annually. In addition, potential leaders are given frequent exposure to the Board through formal presentations and informal events. These reviews, presentations and other interactions familiarize the Board with the Company’s talent pool to enable the Board to select successors for the senior executive positions when appropriate.
Shareholder communication with the directors
Interested parties, including shareholders, desiring to communicate with the Board, any individual director or the independent directors as a group regarding matters pertaining to the business or operations of HEI may address their correspondence in care of the Corporate Secretary, Hawaiian Electric Industries, Inc., P.O. Box 730, Honolulu, HI 96808-0730. The HEI Corporate Secretary may review, sort and summarize all such correspondence in order to facilitate communications to the Board. In addition, the HEI Corporate Secretary has the authority and discretion to handle any director communication that is an ordinary course of business matter, including routine questions, complaints, comments and related communications that can appropriately be handled by management. Directors may at any time request copies of all correspondence addressed to them. The charter of the Audit & Risk Committee, which is available for review at www.hei.com/govdocs, sets forth procedures for submitting complaints or concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters on a confidential, anonymous basis.

BOARD OF DIRECTORS
BOARD OF DIRECTORS
Independent directors
Under HEI’s Corporate Governance Guidelines, a majority of Board members must qualify as independent under the listing standards of the NYSE and any additional requirements as determined by the Board from time to time.
•
For a director to be considered independent under NYSE listing standards, the Board must determine that the director does not have any direct or indirect material relationship with HEI or its subsidiaries apart from his or her service as a director. The NYSE listing standards also specify circumstances under which a director may not be considered independent, such as when the director has been an employee of the Company within the last three fiscal years, if the director has had certain relationships with the Company’s external or internal auditor within the last three fiscal years or when the Company has made or received payments for goods or services to entities with which the director or an immediate family member of the director has specified affiliations and the aggregate amount of such payments in any year within the last three fiscal years exceeds the greater of $1 million or 2% of such entity’s consolidated gross revenues for the fiscal year.

•
The Board has also adopted Categorical Standards for Director Independence (HEI Categorical Standards), which are available for review on HEI’s website at www.hei.com/govdocs. The HEI Categorical Standards specify circumstances under which a director may not be considered independent. In addition to the circumstances that would preclude independence under the NYSE listing standards, the HEI Categorical Standards provide that a director is not independent if HEI and its subsidiaries have made charitable contributions to a nonprofit organization for which the director serves as an executive officer and the aggregate amount of such contributions in any single fiscal year of the nonprofit organization within the last three fiscal years exceeds the greater of $1 million or 2% of such organization’s consolidated gross revenues for the fiscal year.

The Nominating and Corporate Governance Committee and the Board considered the relationships described below in assessing the independence of Board members. Based on its consideration of such relationships and the recommendations of the Nominating and Corporate Governance Committee, the Board determined that all of the nonemployee directors of HEI (Messrs. Dahl, Fargo, Kane, Russell, and Scilacci and Mss. Connors, Fowler, Powell and Zlotnicka) are independent. The remaining director, Ms. Lau, is an employee director of HEI and, therefore, is not independent.
Relationships considered in determining director independence:
With respect to Mr. Kane, the Board considered amounts paid in the last three fiscal years to purchase electricity from HEI subsidiary Hawaiian Electric (the sole public utility providing electricity to the island of O‘ahu) by the entity employing Mr. Kane. None of the amounts paid by the entities for electricity (excluding pass-through charges for fuel, purchased power and Hawai‘i state revenue taxes) exceeded the thresholds in the NYSE listing standards or HEI Categorical Standards that would automatically result in a director not being independent. Because Hawaiian Electric is the sole source of electric power on the island of O‘ahu the rates Hawaiian Electric charges for electricity are fixed by state regulatory authority, and purchasers of electricity from these public utilities have neither a choice as to supplier nor the ability to negotiate rates or other terms, the Board determined that these relationships do not impair the independence of this director.
Also with respect to Mr. Kane, the Board considered charitable contributions in the last three fiscal years from HEI and its subsidiaries to the nonprofit organization where he serves as an executive officer. None of the contributions exceeded the threshold in the HEI Categorical Standards that would automatically result in Mr. Kane not being independent. In determining that these donations did not impair the independence of Mr. Kane, the Board also considered the fact that Company policy requires that charitable contributions from HEI or its subsidiaries to entities where an HEI director serves as an executive officer, and where the director has a direct or indirect material interest, and the aggregate amount donated by HEI and its subsidiaries to such organization would exceed $120,000 in any single fiscal year, be preapproved by the Nominating and Corporate Governance Committee.
With respect to Messrs. Fargo and Kane the Board considered other director or officer positions held by those directors at entities for which an HEI executive officer serves as a director or trustee and determined that none of these relationships affected the independence of these directors. None of these relationships resulted in a compensation committee interlock or would automatically preclude independence under the NYSE listing standards or HEI Categorical Standards.

BOARD OF DIRECTORS
Board meetings in 2020
In 2020, there were eight regular meetings and one special meeting of the Board. All incumbent directors who served on the Board in 2020 attended at least 93% of the combined total number of meetings of the Board and Board committees on which they served during the year.
Executive sessions of the Board
The nonemployee directors meet regularly in executive sessions without management present. In 2020, these sessions were chaired by Mr. Watanabe until May 5, 2020, and thereafter by Admiral Fargo, in each case while serving as the Chairperson of the Board and as an independent nonemployee director. The Chairperson may request from time to time that another independent director chair the executive sessions.
Board attendance at annual meetings
All of HEI’s incumbent directors who served on the Board in 2020 remotely attended the virtual 2020 Annual Meeting of Shareholders. HEI encourages all directors to attend each year’s Annual Meeting.
Board evaluations
The Board conducts annual evaluations to determine whether it and its committees are functioning effectively. As part of the evaluation process, each member of the Audit & Risk, Compensation and Nominating and Corporate Governance Committees annually evaluates the performance of each committee on which he or she serves.
Each director up for reelection also evaluates his or her own performance. The nonemployee directors also periodically complete peer evaluations of the other nonemployee directors. The evaluation process is overseen by the Nominating and Corporate Governance Committee, in consultation with the Chairperson.

COMMITTEES OF THE BOARD
COMMITTEES OF THE BOARD
Board committee composition and meetings
The Board has four standing committees: Audit & Risk, Compensation, Executive and Nominating and Corporate Governance. Members of these committees are appointed annually by the Board, taking into consideration the recommendations of the Nominating and Corporate Governance Committee. The table below shows the current members of each such committee and the number of meetings each committee held in 2020.
Name	Audit & Risk	Compensation	Executive	Nominating and Corporate Governance
Celeste A. Connors
Richard J. Dahl
Thomas B. Fargo
Peggy Y. Fowler
Micah A. Kane
Constance H. Lau¹
Mary G. Powell
Keith P. Russell
William James Scilacci, Jr.
Eva T. Zlotnicka
Number of meetings in 2020	9	5	2	8
= Chair	= Member
1	Ms. Lau is an employee director. All other directors have been determined to be independent. See “Board of Directors - Independent Directors” above.
Functions of the Board’s standing committees
The primary functions of HEI’s standing committees are described below. Each committee operates and acts under written charters adopted and approved by the Board and available for review on HEI’s website at www.hei.com/govdocs. Each of the Audit & Risk, Compensation and Nominating and Corporate Governance Committees may form subcommittees of its members and delegate authority to its subcommittees.
Audit & Risk Committee
Effective February 11, 2020, the Audit Committee changed its name to the Audit & Risk Committee. The Audit & Risk Committee is responsible for overseeing (i) HEI’s financial reporting processes and internal controls; (ii) the performance of HEI’s internal auditor; (iii) risk assessment and risk management policies set by management; and (iv) the Corporate Code of Conduct compliance program for HEI and its subsidiaries. In addition, this committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm that audits HEI’s consolidated financial statements. The Audit & Risk Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs. The Audit & Risk Committee also maintains procedures for receiving and reviewing confidential reports of potential accounting and auditing concerns. See “Audit & Risk Committee Report” below for additional information about the Audit & Risk Committee.
All Audit & Risk Committee members are independent and qualified to serve on the committee pursuant to NYSE and SEC requirements and the Audit & Risk Committee meets the other applicable requirements of the Securities Exchange Act of 1934, as amended (Exchange Act). Messrs. Dahl, Russell and Scilacci have been determined by the Board to be “audit committee financial experts”.
Compensation Committee
The responsibilities of the Compensation Committee include: (i) overseeing the compensation plans and programs for employees, executives and nonemployee directors of HEI and its subsidiaries, including equity and incentive plans; (ii) reviewing the extent to which risks that may arise from the Company’s compensation policies and practices, if any, may have a material adverse effect on the Company and recommending changes to address any such risks; (iii) evaluating the compliance of ASB’s incentive compensation practices under the principles for sound incentive compensation plans for banking organizations; and (iv) assessing the independence of any compensation consultant involved in determining or recommending

COMMITTEES OF THE BOARD
director or executive compensation. See “Compensation Discussion and Analysis - How We Make Compensation Decisions” and “Compensation Committee Interlocks and Insider Participation” below for additional information about the Compensation Committee.
The Compensation Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs. All Compensation Committee members are independent and qualified to serve on this committee pursuant to NYSE requirements and also qualify as “nonemployee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. An independent member of the board of directors of Hawaiian Electric attends meetings of the Compensation Committee as a nonvoting representative of such director’s subsidiary board.
Executive Committee
The Executive Committee may exercise the power and authority of the Board when it appears to its members that action is necessary and a meeting of the full Board is impractical. It may also consider other matters concerning HEI that may arise from time to time between Board meetings. The Executive Committee is currently composed of the Chairperson of the Board, who chairs the Executive Committee, the Audit & Risk Committee Chair, the Nominating and Corporate Governance Committee Chair, the Compensation Committee Chair, ASB Risk Committee Chair and the HEI President and CEO. The Executive Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs. An independent member of the board of directors of Hawaiian Electric attends meetings of the Executive Committee as a nonvoting representative of such director’s subsidiary board of directors.
Nominating and Corporate Governance Committee
The functions of the Nominating and Corporate Governance Committee include: (i) evaluating the background and qualifications of potential nominees for the Board and for the boards of HEI’s subsidiaries; (ii) recommending to the Board the director nominees to be submitted to shareholders for election at the next Annual Meeting; (iii) assessing the independence of directors and nominees; (iv) recommending the slate of executive officers to be appointed by the Board and subsidiary boards; (v) advising the Board with respect to matters of Board and committee composition and procedures; (vi) overseeing the annual evaluation of the Board, its committees and director nominees; (vii) overseeing human capital management, including talent development and succession planning for senior executive positions; (viii) ensuring all Environmental, Social and Governance (ESG) risks and opportunities have appropriate Board oversight, and (ix) making recommendations to the Board and the boards of HEI’s subsidiaries regarding corporate governance and board succession planning matters. The Nominating and Corporate Governance Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs. See “Corporate Governance” above for additional information regarding the activities of the Nominating and Corporate Governance Committee. An independent member of the board of directors of Hawaiian Electric attends meetings of the Nominating and Corporate Governance Committee as a nonvoting representative of such director’s subsidiary board of directors.

DIRECTOR COMPENSATION
DIRECTOR COMPENSATION
How director compensation is determined
The Board believes that a competitive compensation package is necessary to attract and retain individuals with the experience, skills and qualifications needed to serve as a director of a publicly traded company operating in a unique blend of highly regulated industries. Nonemployee director compensation is composed of a mix of cash and shares of HEI’s common stock (HEI Common Stock) to align the interests of directors with those of HEI shareholders. Only nonemployee directors are compensated for their service as directors. Ms. Lau, the only employee director of HEI, does not receive separate or additional compensation for serving as a director. Although Ms. Lau is a member of the Board, neither she nor any other executive officer participates in the determination of nonemployee director compensation.
The Compensation Committee reviews nonemployee director compensation at least once every three years and recommends changes to the Board. In 2018, the Compensation Committee asked its independent compensation consultant, Frederic W. Cook & Co., Inc. (FW Cook), to conduct an evaluation of HEI’s nonemployee director compensation practices. FW Cook assessed the structure of HEI’s nonemployee director compensation program and its value compared to competitive market practices of utility peer companies, similar to the assessments used in its executive compensation review. The 2018 analysis took into consideration the duties and scope of responsibilities of directors. The Compensation Committee reviewed the analysis in determining its recommendations concerning the appropriate nonemployee director compensation, including cash retainers, stock awards and meeting fees for HEI directors. Based on the 2018 analysis, the Compensation Committee recommended, and the Board approved, certain changes to director compensation for 2019.
The Compensation Committee did not recommend any changes to director compensation for 2020.
Components of director compensation
Cash retainer. HEI nonemployee directors received the cash amounts shown below as retainer for their 2020 Board service and for their 2020 service on HEI and subsidiary board committees. No separate fees are paid to HEI directors for service on subsidiary company boards, except to the extent that they serve on any committee of a subsidiary board. Cash retainers were paid in quarterly installments.
Position*	2020 Annual Retainer
HEI Nonexecutive Chairperson of the Board (until May 5, 2020)	$250,000
HEI Nonexecutive Chairperson of the Board (effective May 5, 2020)	125,000
HEI Director	75,000
HEI Audit & Risk Committee Chair	20,000
HEI Compensation Committee Chair	20,000
HEI Nominating and Corporate Governance Committee Chair	20,000
HEI Audit & Risk Committee Member	10,000
HEI Compensation Committee Member	10,000
HEI Nominating and Corporate Governance Committee Member	10,000
Hawaiian Electric Audit & Risk Committee Chair	15,000
Hawaiian Electric Audit & Risk Committee Member	7,500
ASB Audit Committee Chair	15,000
ASB Audit Committee Member	7,500
ASB Risk Committee Chair	20,000
ASB Risk Committee Member	10,000
*	No additional retainer is paid for service on the HEI Executive Committee.

DIRECTOR COMPENSATION
Extra meeting fees. Nonemployee directors are also entitled to meeting fees for each board or committee meeting (other than the Executive Committee) attended (as member or chair) after the number of meetings specified below.
HEI Board	$1,500 per meeting after 8 meetings
HEI Audit & Risk Committee	$1,500 per meeting after 10 meetings
HEI Compensation Committee	$1,500 per meeting after 6 meetings
HEI Nominating and Corporate Governance Committee	$1,500 per meeting after 6 meetings
Hawaiian Electric Audit & Risk Committee	$1,000 per meeting after 6 meetings
ASB Audit Committee	$1,000 per meeting after 10 meetings
ASB Risk Committee	$1,000 per meeting after 6 meetings
Stock awards. On June 30, 2020, each HEI nonemployee director received shares of HEI Common Stock with a value equal to $100,000 as an annual grant under HEI’s 2011 Nonemployee Director Stock Plan (2011 Director Plan), which was approved by HEI shareholders on May 10, 2011 for the purpose of further aligning directors’ and shareholders’ interests. The number of shares issued to each HEI nonemployee director was determined based on the closing sales price of HEI Common Stock on the NYSE on June 30, 2020. Stock grants to nonemployee directors under the 2011 Director Plan are made annually on the last business day in June and vest immediately. HEI considers the 2011 Director Plan to be an important vehicle for the appropriate compensation of its nonemployee directors.
Maximum compensation. At its October 29, 2018 meeting, the Compensation Committee recommended, and the Board approved, a maximum annual compensation limit of $600,000 for any nonemployee director, which includes the aggregate grant date fair value of all awards granted to any nonemployee director during any single calendar year plus the aggregate amount of all cash earned and paid or payable to such director for services rendered for the same year.
Retirement benefit. HEI’s Nonemployee Director Retirement Plan, which provides retirement benefits to nonemployee directors, was terminated in 1996. Directors who were retired from their primary occupation at that time remained eligible to receive benefits under the plan based on years of service as a director at the time of the plan’s termination. All benefits payable under the plan cease upon the death of the nonemployee director.
Deferred compensation. Nonemployee directors may participate in the HEI Deferred Compensation Plan implemented in 2011 (2011 Deferred Compensation Plan) and described under “Compensation Discussion and Analysis — Benefits — Deferred Compensation Plans” below. Under the plan, deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential. Participants may elect the timing upon which distributions are to begin following separation from service (including retirement) and may choose to receive such distributions in a lump sum or in installments over a period of up to 15 years. Lump sum benefits are payable in the event of disability or death. No nonemployee director participated in this plan in 2020. Nonemployee directors are also eligible to participate in the prior HEI Nonemployee Directors’ Deferred Compensation Plan, as amended January 1, 2009, although no nonemployee director deferred compensation under such plan in 2020.
Health benefits. Nonemployee directors may participate, at their election and at their cost, in the group employee medical, vision and dental plans generally made available to HEI, Hawaiian Electric or ASB employees. No nonemployee director participated in such plans in 2020.

DIRECTOR COMPENSATION
2020 DIRECTOR COMPENSATION TABLE
The table below shows the compensation paid to HEI nonemployee directors for 2020.
Name	Fees Earned or Paid in Cash ($)[1]	Stock Awards ($)[2]	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Celeste A. Connors	86,500	100,000	—	—	186,500
Richard J. Dahl	103,066	100,000	—	—	203,066
Thomas B. Fargo, HEI Chairperson[3]	185,008	100,000	—	—	285,008
Peggy Y. Fowler	109,500	100,000	—	—	209,500
Micah A. Kane	89,500	100,000	—	—	189,500
Mary G. Powell	86,500	100,000	—	—	186,500
Keith P. Russell	118,000	100,000	—	—	218,000
William James Scilacci, Jr.	96,500	100,000	—	—	196,500
Jeffrey N. Watanabe, Chairperson[4]	112,500	—	—	—	112,500
Eva T. Zlotnicka	75,192	122,740	—	—	197,932
1	Represents cash retainers for Board and committee service (as detailed below).
2
For all HEI nonemployee directors other than Ms. Zlotnicka, this amount represents an HEI stock award in the value of $100,000, as described above under “Stock Awards.” Due to Ms. Zlotnicka’s appointment on February 12, 2020, she also received a new director stock grant pro-rated to cover the period from the date of her appointment to the 2020 annual meeting.

3
Includes fees Adm. Fargo earned as Chairperson of the Board beginning on May 5, 2020. Adm. Fargo’s responsibilities as HEI Charperson are described above under “Corporate Governance —The Board’s leadership structure.”

4
Mr. Watanabe’s fees were for service as director and Chairperson of the Board from January 1 - May 5, 2020. He also served on the HEI Executive Committee during the timeframe noted. Mr. Watanabe’s responsibilities as HEI Chairperson are described above under “Corporate Governance — The Board’s leadership structure.”

The table below shows the detail of cash retainers paid to HEI nonemployee directors for Board and committee service (including subsidiary committee service) in 2020.
Name	HEI Board Retainer ($)	HEI Committee Retainer ($)	HEI Chairman Retainer ($)	HEI Extra Meeting Fees[1] ($)	ASB Audit Committee Retainer ($)	ASB Risk Committee Retainer ($)	ASB Extra Meeting Fees[1] ($)	Total ($)
Celeste A. Connors	75,000	10,000	—	1,500	—	—		86,500
Richard J. Dahl	75,000	26,566	—	1,500	—	—		103,066
Thomas B. Fargo, HEI Chairperson[2]	75,000	23,434	82,074	4,500	—	—		185,008
Peggy Y. Fowler	75,000	30,000	—	4,500	—	—		109,500
Micah A. Kane	75,000	10,000	—	4,500	—	—		89,500
Mary G. Powell	75,000	10,000	—	1,500	—	—		86,500
Keith P. Russell	75,000	10,000	—	1,500	7,500	20,000	4,000	118,000
William James Scilacci, Jr.	75,000	20,000	—	1,500	—	—		96,500
Jeffrey N. Watanabe[3]	25,962	—	86,538	—	—	—		112,500
Eva T. Zlotnicka	66,346	8,846	—	—	—	—		75,192
1
Represents extra meeting fees earned for attending Board and committee meetings in excess of the number of meetings specified in “Director Compensation — Components of director compensation — Extra meeting fees.”

2	Adm. Fargo’s fees include fees earned as Chairperson beginning on May 5, 2020.
3	Mr. Watanabe’s fees include fees earned as Chairperson of the Board from January 1, 2020 - May 5, 2020.

DIRECTOR COMPENSATION
Director stock ownership and retention
HEI directors are required to own and retain HEI Common Stock throughout their service with the Company. Each director has until his or her compliance date (January 1 of the year following the fifth anniversary of the later of (i) amendment to his or her required level of stock ownership, or (ii) first becoming subject to the requirements) to reach the following ownership levels:
•	Chairperson of the Board — the number of shares that are equal in value to two times the Chairperson’s annual cash retainer
•	Other HEI directors — the number of shares that are equal in value to five times the director’s annual cash retainer
As of January 1, 2021, each director who had reached his or her compliance date had achieved his or her stock ownership target. Until reaching the applicable stock ownership target, directors must retain all shares received under their annual stock retainer. The Compensation Committee has the authority to approve hardship exceptions to these retention requirements.

PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF HEI’S NAMED EXECUTIVE OFFICERS
PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF HEI’S NAMED EXECUTIVE OFFICERS
We are asking for your advisory vote on the compensation of our named executive officers as described in this Proxy Statement. This proposal, which we present to our shareholders on an annual basis and commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.
The Compensation Committee and Board believe that HEI’s executive compensation program is effective in achieving our goals of promoting long-term value for shareholders and attracting, motivating and retaining the talent necessary to create such value. Accordingly, the Board recommends that you vote FOR the following resolution:
Resolved, that the shareholders approve, in a non-binding advisory vote, the compensation of HEI’s named executive officers as disclosed in the Compensation Discussion and Analysis and Executive Compensation Tables sections of the Proxy Statement for the 2021 Annual Meeting of Shareholders.
Please read the Compensation Discussion and Analysis and Executive Compensation Tables portions of this Proxy Statement. These sections describe the Company’s executive compensation policies and practices and the compensation of our named executive officers.
While the say-on-pay vote is advisory and is, therefore, nonbinding, the Compensation Committee and Board consider the vote results when making future decisions regarding HEI’s executive compensation.
✓ FOR The Board recommends that you vote FOR the advisory resolution approving the compensation of HEI’s Named Executive Officers as disclosed in this Proxy Statement.

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION DISCUSSION AND ANALYSIS
This section describes our executive compensation program and the compensation decisions made for our 2020 named executive officers. For 2020, we have five named executive officers: our Chief Executive Officer, our Chief Financial Officer, our General Counsel and our two other executive officers during 2020, the chief executives at each of Hawaiian Electric (our electric utility subsidiary) and ASB (our bank subsidiary):
Name	Title	Entity
Constance H. Lau	HEI President & CEO	Holding company
Gregory C. Hazelton	HEI Executive Vice President and Chief Financial Officer	Holding company
Kurt K. Murao	HEI Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	Holding company
Scott W. H. Seu*	Hawaiian Electric President & CEO	Electric utility subsidiary
Richard F. Wacker	ASB President & CEO	Bank subsidiary
*
Mr. Seu assumed the role of President and CEO of Hawaiian Electric effective February 15, 2020. For more information please see the applicable Forms 8-K filed with the SEC on December 10, 2019 and February 13, 2020.

For more information regarding HEI’s executive officers, see the paragraph entitled “Information About Our Executive Officers (HEI)” in Part I of HEI’s annual report on Form 10-K for the fiscal year ending December 31, 2020 (HEI’s 2020 Form 10-K), which is incorporated by reference herein.
2020 Executive summary
Our guiding principles shape our program design and pay decisions
In designing HEI’s executive compensation program and making pay decisions, the Compensation Committee follows these guiding principles:
•	Pay should reflect Company performance, particularly over the long-term;
•	Compensation programs should align executives’ interests with those of our shareholders and other stakeholders;
•	Programs should be designed to attract, motivate and retain talented executives who can drive the Company’s success; and
•	The cost of programs should be reasonable while maintaining their purpose and benefit.
Key design features
•
Straightforward design. The compensation program for our named executive officers comprises four primary elements: base salary, performance-based annual incentives, performance-based long-term incentives earned over three years, and time-based restricted stock units (RSUs) that vest in equal annual installments over four years.

•
Emphasis on performance-based pay. Through the target compensation mix, we emphasize performance-based pay over fixed pay, with the majority of the target compensation opportunity for our named executive officers being linked to the Company’s financial, market and operating results.

•
Balance between short- and long-term components. The compensation program also balances the importance of achieving long-term strategic priorities and critical short-term goals that support long-term objectives.

COMPENSATION DISCUSSION AND ANALYSIS
Our compensation practices demonstrate our commitment to sound governance
The tables below summarize our current executive compensation practices — both what we do (to drive performance and manage risk) and what we don’t do:
What We Do
✓	Link pay to performance
✓	Utilize rigorous performance conditions that encourage long-term value creation
✓	Balance short- and long-term compensation to promote sustained performance over time
✓	Grant majority of long-term incentives in the form of performance-based awards
✓	Use the competitive median as a reference point in setting compensation levels
✓	Review tally sheets when making compensation decisions
✓	Mitigate undue risk in compensation programs
✓	Utilize “double-trigger” change-in-control agreements
✓	Maintain a clawback policy for performance-based compensation
✓	Require stock ownership and retention by named executive officers; CEO must own five times her base salary and each of the other NEOs must own two times his respective base salary
✓	Prohibit pledging of Company stock and transactions designed to hedge the risk of stock ownership
✓	Utilize an independent compensation consultant to advise the Compensation Committee
What We Don’t Do
No employment contracts
No tax gross ups, except under the Executive Death Benefit Plan which was frozen in 2009
No compensation programs that are reasonably likely to create material risk to the Company
No significant perquisites
No dividends or dividend equivalents on unearned performance shares
2020 say-on-pay results, shareholder outreach and 2020 program
At our 2020 Annual Meeting of Shareholders, approximately 94% of votes cast approved our executive compensation program through the advisory say-on-pay vote. Over the past year, we reached out to or engaged with shareholders representing more than 50% of our institutional shareholder base. These meetings covered our financial and operational performance, our progress toward renewable energy goals, our ESG reporting and Board oversight of ESG matters, executive compensation and Board and management succession planning, and involved our independent directors as appropriate.
While we have consistently received strong shareholder support for our executive compensation program, the Compensation Committee determined that the compensation program should be revised starting in 2020 to further strengthen the alignment between HEI and Utility executive compensation and achievement of Hawaii’s ambitious renewable energy goals. As a result, for the 2020 long-term incentive plan period from 2020-22, 20% of HEI and Hawaiian Electric executives’ performance-based pay opportunity is based on achievement of the following:
	Threshold	Target	Maximum
Hawai‘i renewable portfolio standards (RPS)	32% RPS	40% RPS	50% RPS
The State of Hawai‘i RPS law requires Hawaiian Electric to achieve 40% RPS by 2030. By incentivizing executives to achieve 40% - 50% RPS by 2022, this compensation metric incentivizes executives to continue their hard work to achieve higher levels of RPS ahead of state requirements.

COMPENSATION DISCUSSION AND ANALYSIS
How we make compensation decisions
Our roles in determining compensation are well-defined
Role of the Compensation Committee
The Compensation Committee oversees the design and implementation of our executive compensation program. On an annual basis, the Compensation Committee engages in a rigorous process to arrive at compensation decisions regarding the named executive officers. In the course of this process, the Compensation Committee:
•	Engages in extensive deliberations in meetings held over several months
•	Consults with its independent compensation consultant during and outside of meetings
•	Focuses on the Company’s long-term strategy and nearer-term goals to effect such strategy in setting performance metrics and goals
•
Reviews tally sheets for each named executive officer to understand how the elements of compensation relate to each other and to the compensation package as a whole (the tally sheets include fixed and variable performance-based compensation, minimal perquisites and change in pension value for current and past periods)

•	Examines data and analysis prepared by its independent compensation consultant concerning peer group selection, comparative compensation data and evolving best practices
•	Reviews Company performance and discusses assessments of the individual performance of senior members of management
•	Analyzes the reasonableness of incentive payouts in light of the long-term benefits to shareholders
•	Considers trends in compensation to determine whether incentive programs are working effectively
•	Reviews risk assessments to determine whether compensation programs and practices carry undue risk
Early each year, the Compensation Committee determines compensation earned under incentive plans with respect to performance periods ending in the prior year, establishes performance metrics and goals for incentive plans beginning in the current year and recommends to the Board and subsidiary boards the level of compensation and mix of pay elements for each named executive officer.
Role of the independent directors as a whole
The independent directors evaluate the CEO’s performance, consider Compensation Committee recommendations concerning her pay and determine her compensation. The Board and subsidiary boards also review the performance of, and Compensation Committee recommendations concerning, the other named executive officers and approve their compensation.
Role of executive officers
Our CEO, who is also a member of the Board, assesses and reports on the performance of the other named executive officers and makes recommendations to the Compensation Committee with respect to their levels of compensation and mix of pay elements. She also participates in Board deliberations regarding the Compensation Committee’s recommendations on the other named executive officers. She does not participate in the deliberations of the Compensation Committee to recommend, or of the Board to determine, her own compensation.
Management supports the Compensation Committee in executing its responsibilities by providing data and other materials for Compensation Committee meetings (including tally sheets and recommendations regarding performance metrics, goals and pay mix); by attending portions of Compensation Committee meetings as appropriate to provide perspective and expertise relevant to agenda items; and by supplying such other data and information as may be requested by the Compensation Committee and/or its independent compensation consultant.

COMPENSATION DISCUSSION AND ANALYSIS
Compensation consultant & consultant independence
The Compensation Committee’s independent compensation consultant, Frederic W. Cook & Co., Inc. (FW Cook), is retained by, and reports directly to, the Compensation Committee. FW Cook provides the Compensation Committee with independent expertise on market practices and developments in executive compensation, compensation program design, peer group composition and competitive pay levels, and provides related research, data and analyses. FW Cook also advises the Compensation Committee regarding analyses and proposals presented by management related to executive compensation. A representative of FW Cook attends Compensation Committee meetings, participates in Compensation Committee executive sessions and communicates directly with the Compensation Committee.
In early 2021, as in prior years, the Compensation Committee evaluated FW Cook’s independence, taking into account all factors it considered relevant, including the factors specified in the NYSE listing standards and the absence of other relationships between FW Cook and the Company, its directors or executive officers. Based on such factors and FW Cook’s independence policy, which was shared with the Compensation Committee, the Compensation Committee concluded that FW Cook is independent and that the work of FW Cook has not raised any conflict of interest.
We use comparative market data as a reference point for compensation
Compensation benchmarking
The Compensation Committee considers market data from peer group companies as a reference point in determining the named executive officers’ pay components and target compensation opportunity (composed of base salary, performance-based annual incentive, performance-based long-term incentive and time-vested RSUs). The Compensation Committee may decide that an executive’s compensation opportunity should be higher or lower in relation to peers based on considerations including internal equity, the executive’s level of responsibility, experience, expertise and past performance, as well as retention and succession objectives.
Information from public company proxy statements for peer group companies was used to provide comparative market data in setting 2020 compensation for all named executive officers. Data from the Willis Towers Watson Energy Services Survey was also used in establishing 2020 compensation. The data was regressed based on HEI’s and Hawaiian Electric’s revenues for appropriate size comparisons.

COMPENSATION DISCUSSION AND ANALYSIS
Peer Groups
Compensation peers
The Compensation Committee annually reviews the peer groups used in benchmarking for HEI and subsidiary executive compensation, with analysis and recommendations provided by FW Cook. For 2020 compensation, the Compensation Committee determined, with input from FW Cook, that the companies in our 2019 compensation peer groups remained appropriate and that no changes were necessary for 2020. The selection criteria and resulting 2020 peer groups are set forth below.
	HEI 2020 Peer Group (applies to Ms. Lau, Mr. Hazelton and Mr. Murao)	Utility Subsidiary 2020 Peer Group (applies to Mr. Seu)	Bank Subsidiary 2020 Peer Group (applies to Mr. Wacker)
Selection Criteria	• Publicly traded, US-based electric and multi-utility companies • Revenue balanced in a range of approximately 0.4x to 2.5x HEI’s revenue • Market cap and location as secondary considerations	• Electric and multi-utility companies from HEI’s peer group • Revenue balanced in a range of approximately 0.5x to 2x Hawaiian Electric’s revenue • Market cap and location as secondary considerations
• Regional banks and thrifts
• Revenue balanced in a range of approximately 0.75x to 2x ASB’s revenue
• Total assets balanced in a range of approximately 0.5x to 2x ASB’s total assets
• Secondary consideration of 2 of
3 of the following:
 • proportion of loan portfolio composed of over 30% single family and less than 85%
residential
 • located on the west coast or
Hawai‘i
 • ratio of noninterest income to operating revenue from 10%-40%

Peer Group for 2020 Compensation
ALLETTE, Inc.
Alliant Energy Corp.
Avangrid
Avista Corp.
Black Hills Corp.
Evergy
IDACORP, Inc.
MDU Resources Group Inc.
NiSource Inc.
Northwestern Corp
OGE Energy Corp.
Pinnacle West Capital Corp.
PNM Resources Inc.
Portland General Electric

ALLETTE, Inc.
Alliant Energy Corp.
Avista Corp.
Black Hills Corp.
IDACORP, Inc.
MDU Resources Group Inc. NiSource Inc.
Northwestern Corp.
OGE Energy Corp.
Pinnacle West Capital Corp.
PNM Resources Inc.
Portland General Electric

Ameris Bancorp
Berkshire Hills Bancorp
Central Pacific Financial
Community Bank System
CVB Financial
First Busey
First Financial Bank
Heritage Financial Independent Bank
Opus Bank
Park National
Renasant Corp
Republic Bancorp
Sandy Spring Bancorp
Seacoast Banking
South State
Tompkins Financial
TriCo Bancshares
United Financial
Westamerica Bancorp

COMPENSATION DISCUSSION AND ANALYSIS
Performance peers
In addition to the peer companies used for benchmarking executive compensation, certain of the performance metrics used in the long-term incentive plans (described below under “What we pay and why: Compensation elements and 2020 pay decisions — Long-term performance-based incentives”) are based on performance relative to performance peers. HEI’s Relative TSR performance is based on HEI’s performance compared to the utilities in the Edison Electric Institute (EEI) Index.
2020 Edison Electric Institute (EEI) Index Peers for HEI Long-Term Incentive Plan Relative TSR Metric
The EEI is an association of U.S. shareholder-owned electric companies that are representative of comparable investment alternatives to HEI. The EEI’s members serve virtually all of the ultimate customers in the shareholder-owned segment of the industry. The following companies comprise the 2020 EEI Index used for HEI’s Relative TSR metric:
ALLETTE, Inc. Alliant Energy Corp. Ameren Corp. American Electric Power Co. Avangrid Avista Corp. Black Hills Corp. Centerpoint Energy Inc. CMS Energy Corp. Consolidated Edison Inc.	Dominion Energy Inc. DTE Energy Co. Duke Energy Corp. Edison International El Paso Electric Co.[1] Entergy Corp. Evergy, Inc. Eversource Energy Exelon Corp. FirstEnergy Corp.	IDACORP Inc. MDU Resources Group Inc. MGE Energy Inc. NextEra Energy Inc. NiSource Inc. Northwestern Corp. OGE Energy Corp. Otter Tail Corp. PG&E Corp. Pinnacle West Capital Corp.	PNM Resources Inc. Portland General Electric PPL Corp. Public Service Enterprise Group Inc. Sempra Energy Southern Co. Unitil Corp. WEC Energy Group Inc. Xcel Energy Inc.
1	After peer data was established for 2020 compensation, El Paso Electric Co. was acquired and is no longer publicly traded.

COMPENSATION DISCUSSION AND ANALYSIS
What we pay and why: Compensation elements and 2020 pay decisions
Each element of compensation supports important objectives
The total compensation program for named executive officers is made up of the five standard components summarized below. Each component fulfills important objectives that reflect our focus on pay for performance, competitive programs to attract and retain talented executives and aligning executive decisions with the interests of the Company and our shareholders. These elements are described in further detail in the pages that follow.
Compensation Element	Summary	Objectives
Base Salary	Fixed level of cash compensation set in reference to peer group median (may vary based on performance, experience, responsibilities, expertise and other factors).	Attract and retain talented executives by providing competitive fixed cash compensation.
Annual Performance-Based Incentives
Variable cash award based on achievement of pre-set performance goals for the year. Award opportunity is determined as a percentage of base salary. Performance below threshold levels yields no incentive payment.

Drive achievement of key business results linked to short-term and long-term strategy and reward executives for their contributions to such results. Balance compensation cost and return by paying awards based on performance.

Long-Term Performance- Based Incentives
Variable equity award based on meeting pre-set performance objectives over a 3-year period. Award opportunity is determined as a percentage of base salary. Performance below threshold levels yields no incentive payment.

Motivate executives and align their interests with those of shareholders by promoting long-term value growth and by paying awards in the form of equity. Balance compensation cost and return by paying awards based on performance.

Annual RSU Grant	Annual equity grants in the form of RSUs that vest in equal installments over 4 years. Amount of grant is determined as a percentage of base salary.	Promote alignment of executive and shareholder interests by ensuring executives have significant ownership of HEI stock. Retain talented leaders through multi-year vesting.
Benefits
Includes defined benefit pension plans and defined contribution plan (for HEI/Utility employees) and defined contribution plan (for Bank employees); deferred compensation plans; double-trigger change-in-control agreements; minimal perquisites; and an executive death benefit plan (frozen since 2009).

Enhance total compensation with meaningful and competitive benefits that promote retention and peace of mind and contribute to financial security. Double-trigger change-in-control agreements encourage focused attention of executives during major corporate transitions.

Changes to compensation elements in 2020
On an annual basis, the Compensation Committee reviews and recommends each named executive officer’s target compensation opportunity, which is composed of: base salary, target annual cash and target long-term equity opportunities. Target annual cash and long-term equity opportunities are established as a percentage of the named executive officer’s base salary. The Compensation Committee made the changes to compensation for 2020 shown in the table below.
	Base Salary[1] ($)		Performance-based Annual Incentive (Target Opportunity[2] as % of Base Salary)		Performance-based Long-term Incentive (Target Opportunity[2] as % of Base Salary)		RSUs (Value as % of Base Salary)
Name	2019	2020	2019	2020	2019-21	2020-22	2019	2020
Constance H. Lau	926,300	950,217	100	same	175	same	75	same
Gregory C. Hazelton	527,917	543,750	60	same	80	same	50	same
Kurt K. Murao	306,883	352,000	40	55	45	60	30	45
Scott W. H. Seu	274,583	419,750	45	75	45	80	35	75[3]
Richard F. Wacker	700,200	717,700	80	same	80	same	20	same
1
Base salary increases for 2019 for Ms. Lau and Messrs. Hazelton, Murao and Seu became effective March 1, 2019. Base salary increases for 2020 for Ms. Lau and Mr. Hazelton became effective March 1, 2020. Base salaries that became effective March 1, 2019 and 2020 are prorated amounts to include two months of 2018 and 2019 base salary, respectively, and ten months of 2019 and 2020 base salary, respectively. Mr. Seu’s 2020 base salary increase became effective upon his promotion to President and Chief Executive Officer of the Utility on February 15, 2020. Accordingly his 2020 base salary is prorated to include one month and a half of 2019 and ten and one-half months of 2020.

2	The threshold and maximum opportunities are 0.5 times target and 2 times target, respectively.
3	Includes special grant of 25% of base salary in 2020 in connection with Mr. Seu’s promotion to President and CEO of Hawaiian Electric.

COMPENSATION DISCUSSION AND ANALYSIS
Base salary
Base salaries for our named executive officers are reviewed and determined annually. In establishing base salaries for the year, the Compensation Committee considers competitive market data, internal equity and each executive’s level of responsibility, experience, expertise and performance, as well as retention and succession considerations. The Compensation Committee considers the competitive median as a reference point in setting base salaries, but may determine that the foregoing factors justify a higher or lower salary.
For 2020, in order to recognize their performance and maintain the market competitiveness of their pay, Ms. Lau received a base salary increase of 3.1%, Mr. Hazelton received a base salary increase of 3.0% and Mr. Wacker received a base salary increase of 2.5%. Mr. Murao received a base salary increase of 13% in recognition of Mr. Murao’s promotion to Executive Vice President, General Counsel and Chief Administrative Officer of the Company. Additionally, Mr. Seu received a base salary increase of 58% in recognition of Mr. Seu’s promotion to President and Chief Executive Officer of Hawaiian Electric. The foregoing base salary increases were calculated as of March 1 of each year for Ms. Lau and Messrs Hazelton, Murao and Seu, and as of January 1 for Mr. Wacker.
Annual incentive opportunities
HEI named executive officers and other executives are eligible to earn an annual cash incentive award under HEI’s Executive Incentive Compensation Plan (EICP) based on the achievement of performance goals for the year. Each year, the Compensation Committee determines the target annual incentive opportunity, performance metrics and the applicable goals for each executive.
2020 target annual incentive opportunity
The target annual incentive opportunity is determined as a percentage of base salary, with the threshold and maximum opportunities equal to 0.5 times and 2 times the target opportunity, respectively. In establishing the target percentage for each executive, the Compensation Committee takes into account the mix of pay elements, competitive market data, internal equity, prior performance and other factors described above under “Base salary.”
The 2020 target annual incentive opportunities for the named executive officers are shown in the table above. For 2020, the Compensation Committee recommended, and the Board approved, keeping the 2020 target opportunity (as a percentage of base salary) the same as the 2019 target opportunity for each of Ms. Lau and Messrs. Hazelton and Wacker. In recognition of Mr. Murao’s promotion to Executive Vice President, General Counsel and Chief Administrative Officer of the Company, the Board approved increasing Mr. Murao’s target opportunity from 40% to 55% of his base salary. In recognition of Mr. Seu’s promotion to President and Chief Executive Officer of Hawaiian Electric, the Board of the Utility approved increasing Mr. Seu’s target opportunity from 45% to 75% of his base salary.
2020 performance metrics, goals, results & payouts
The performance metrics for annual incentives are chosen because they directly align with the Company’s strategic priorities and correlate with creating shareholder value. The 2020 performance metrics for Ms. Lau and Messrs. Hazelton and Murao related to the holding company and its subsidiaries, while the metrics for Mr. Seu related to the Utility and the metrics for Mr. Wacker related to the Bank. The rationale for each metric is shown in the chart below.
In addition to selecting performance metrics, the Compensation Committee determines the level of performance required to attain the threshold, target and maximum goal for each metric. The level of difficulty of the goals reflects the Compensation Committee’s belief that incentive pay should be motivational — that is, the goals should be challenging but achievable — and that such pay should be balanced with reinvestment in the Company and return to shareholders. Consistent with this approach, the Compensation Committee believes the threshold should represent solid performance with positive financial/operating results, target should denote challenging but achievable goals and maximum should signify exceptional performance.
The target level for financial goals, such as net income and return on assets (ROA), is generally set at the level of the Board-approved budget, which represents the level of performance the Company seeks to achieve for the year. In setting the threshold and maximum levels, the Compensation Committee considers whether the risks to accomplishing the budget weigh more heavily toward the downside and how challenging it would be to achieve incremental improvements over the target level.
The chart below identifies the 2020 annual incentive metrics, the objective each measure serves, the level of achievement required to attain the threshold, target and maximum levels for each metric, the results for 2020 and the percentage of target achieved. Differences in the

COMPENSATION DISCUSSION AND ANALYSIS
metrics and weightings applied for each of the named executive officers leads to differing totals achieved as a percentage of target opportunity.
		Goals				Total Achieved as a % of Target Opportunity
2020 Annual Incentive Performance Metrics & Why We Use Them	Weighting	Threshold	Target	Maximum	Results
Lau, Hazelton and Murao
HEI Consolidated Adjusted Net Income[1] focuses on fundamental earnings, which correlates to shareholder value	60%	$196.1M	$217.9M	$233.2M	$225.2M
Utility Operations[2] supports effective utility operations for all stakeholders	25%	See note 2 below	See note 2 below	See note 2 below	See note 2 below	127%
ASB Return on Assets (ROA)[3] measures how efficiently the Bank deploys its assets by comparing return to total assets	15%	1.06%	1.16%	1.26%	1.09%
Seu
Utility Consolidated Net Income focuses on fundamental earnings, which correlates to shareholder value	30%	$156.6M	$164.8M	$173.0M	$169.3M
Utility Consolidated Operation and Maintenance Expense[4] measures operational efficiency	15%	$430.4M	$422.0M	$413.6M	$413.9M
Utility Consolidated Customer Satisfaction[5] focuses on improving the customer experience through all points of contact with the Utility	15%	Consolidated score of 73 in 2 of 4 quarters	Consolidated score of 73 in 3 of 4 quarters	Consolidated score of 73 in 4 of 4 quarters	Consolidated score of 73 in 4 of 4 quarters
Utility Consolidated Reliability/System Average Interruption Duration Index (SAIDI)[6] promotes system reliability for customers	5%	129.20 minutes	112.54 minutes	95.88 minutes	97.89 minutes
Utility Consolidated Safety/Severity Rate and Total Cases Incident Rate (TCIR)[7] rewards improvements in workplace safety, promoting employee well-being and reducing expense	5%	18.53	16.00	13.46	26.55	125%
		1.37 TCIR	1.37 TCIR	1.37 TCIR	1.34 TCIR
Utility Resilience, Reliability and Climate Change[8] promotes achievement of Utility transformation initiatives	10%	Threshold	Target	Maximum	Below Threshold
Utility Grid Modernization[9] promotes Hawai‘i meeting its energy policy goals by creating a modernized grid that assures a continued safe, reliable and resilient utility network	10%	Threshold	Target	Maximum	Threshold
Utility Leadership and Workforce Development[10] promotes development of an effective workforce that is aligned with Company objectives and has clear pathways to career development	10%	Threshold	Target	Maximum	Threshold
Wacker
ASB ROA[3]	40%	1.06%	1.16%	1.26%	1.09%	94%
ASB Adjusted Net Income[1] focuses on fundamental earnings, which correlates to shareholder value	60%	$77M	$84M	$91M	$84.9M
1
HEI Consolidated Adjusted Net Income and ASB Adjusted Net Income represent HEI consolidated and ASB GAAP net income for 2020, adjusted for the items described further below, respectively. These Adjusted Net Income metrics are non-GAAP measures. For a reconciliation of the GAAP and non-GAAP results, see “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments” attached as Exhibit A.

2
Utility Operations is a composite of seven utility operational goals weighted in the same proportion for which they are weighted for Utility executives. Utility Operations includes the seven operational goals that applied to Mr. Seu in 2020 (Utility Consolidated Operation and Maintenance Expense, Utility Consolidated Customer Satisfaction, Utility Consolidated Reliability/SAIDI, Utility Consolidated Safety: Severity Rate and TCIR, Utility Resilience, Reliability and Climate Change, Utility Grid Modernization and Utility Leadership and Workforce Development). For Ms. Lau and Messrs. Hazelton and Murao, the weightings of the components of Utility Operations were as follows: Utility Consolidated Operation and Maintenance Expense — 5.36%, Utility Consolidated Customer Satisfaction — 5.36%,Utility Consolidated Reliability/SAIDI — 1.79%, Utility Consolidated Safety: Severity Rate and TCIR — 1.78%, Utility Resilience, Reliability and Climate Change — 3.57%, Utility Grid Modernization — 3.57% and Utility Leadership and Workforce Development — 3.57%.

3	ASB ROA is ASB’s Adjusted Net Income divided by its average total assets for the period. Average total assets is calculated by averaging the total assets for each day in the period.

COMPENSATION DISCUSSION AND ANALYSIS
4	Utility Consolidated Operation and Maintenance Expense represents non-fuel expenses of the consolidated utilities and excludes expenses covered by surcharges or otherwise neutral to net income.
5	Utility Consolidated Customer Satisfaction is based on quarterly results of customer surveys conducted by an outside vendor.
6
Utility Consolidated Reliability/SAIDI is measured by the average outage duration for each customer served, exclusive of catastrophic events and outages caused by independent power producers, over whose plant maintenance and reliability the Utility has limited real-time control.

7
Utility Consolidated Safety/Severity Rate is a measure of the significance of the safety incidents a company experienced based on the number of lost workdays incurred. Lost workdays occur when an occupational injury or illness prevents an employee from working a full, assigned work shift. Severity rate is calculated by taking the number of days away from work due to a workplace injury (maximum of 180 days) multiplied by 200,000 and divided by the number of hours worked by all employees.

Consolidated Safety/TCIR is a standard measure of employee safety. TCIR equals the number of Occupational Safety and Health Administration recordable cases as of 12/31/20 x 200,000 productive hours divided by productive hours for the year. Lower TCIR scores reflect better safety performance.
8
Utility Resilience, Reliability and Climate Change is based on reaching defined milestones for specific projects developed to improve system reliability and resilience and/or reduce reliance on fossil fuels.

9	Utility Grid Modernization is based on reaching defined milestones in phases 1 and 2 of the Utility’s grid modernization initiative.
10
Utility Leadership and Workforce Development is based on the completion of specified projects that advance the development of an effective workforce, including development of workforce plans in targeted operational areas and succession plans, and clear pathways to career advancement.

COMPENSATION DISCUSSION AND ANALYSIS
Non-GAAP Net Income Metrics — 2020 Annual Incentive
HEI and ASB. HEI Consolidated Adjusted Net Income and ASB Adjusted Net Income performance for purposes of 2020 annual incentive compensation were calculated on a non-GAAP basis, consistent with prior years. Pursuant to the EICP, the Compensation Committee may exclude items from the calculation of net income to the extent they arose from extraordinary or nonrecurring events or from changes to applicable accounting rules or practices. In 2020, the COVID-19 pandemic presented extraordinary and nonrecurring challenges that impacted the Company’s operations and financial performance in a variety of ways, some of which the Compensation Committee deemed appropriate to take into consideration in determining EICP performance. Specifically, the Compensation Committee determined it to be appropriate to exclude the items of expense/(gain) set forth in the table below (and explained further in the accompanying footnotes), including an extraordinary provision for credit losses and certain COVID-19 related expenses, as well as a portion of the gain from a nonrecurring sale of securities. As it relates to the provision for credit losses, the Committee considered the extraordinary nature of the expected credit deterioration and the severe accounting effect of such expected deterioration that was beyond the reasonable control of management to manage or offset. As it relates to COVID-19 related expenses, the Committee considered the extraordinary and unforeseeable nature of the expense.
Year ended December 31, 2020	HEI CONSOLIDATED	ASB
(in millions)
GAAP net income (as reported)	$197.8	$57.6
Excluding special items (after-tax):
Provision for credit losses related to the pandemic[1,2]	25.2	25.2
COVID-19 related expenses[1,3]	3.7	3.7
Branch lease termination costs[1]	0.6	0.6
Gain from VISA stock sale, net[1]	(2.2)	(2.2)
Non-GAAP (adjusted) net income for 2020 EICP purposes	$225.2	$84.9
Note: Columns may not foot due to rounding
1	ASB expense/(gain)
2
Extraordinary provision for credit losses arose primarily from an unforeseen increase in reserves for the commercial, commercial real estate and consumer loan portfolios for expected credit deterioration due to the COVID-19 pandemic.

3
Unforeseen and extraordinary COVID-19 related expenses included the purchase of safety protection equipment and cleaning supplies, additional compensation to frontline employees and payment for excess leave employees were not able to use in 2020.

See “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments,” attached as Exhibit A.
The following chart shows how Total Achieved as a percentage of Target Opportunity from the table above is converted into a dollar value for each named executive officer. The payout amounts are also shown in the “Nonequity Incentive Plan Compensation” column of the “2020 Summary Compensation Table” in the “Executive Compensation Tables” section below. The range of possible annual incentive payouts for 2020 is shown in the “2020 Grants of Plan-Based Awards” table in the “Executive Compensation Tables” section below.
Name	Target Opportunity (% of base salary)		Base Salary ($)		Target Opportunity ($)		Total Achieved as a % of Target Opportunity (%)		2020 Actual Annual Incentive Payout ($)[1]
Constance H. Lau	100	×	950,217	=	950,217	×	127	=	1,202,503
Gregory C. Hazelton	60	×	543,750	=	326,250	×	127	=	412,830
Kurt K. Murao	55	×	352,000	=	193,600	×	127	=	244,954
Scott W. H. Seu	75	×	419,750	=	314,813	×	125	=	394,587
Richard F. Wacker	80	×	717,700	=	574,160	×	94	=	539,854
1
Figures may not calculate to the amount shown in 2020 Actual Annual Incentive Payout due to rounding of the Total Achieved as a percentage of Target. Total Achieved as a percentage of Target was rounded for ease of presentation.

COMPENSATION DISCUSSION AND ANALYSIS
Long-term incentives
Long-term incentives include performance-based opportunities under HEI’s LTIP, which is based on achievement of performance goals over rolling three-year periods, and time-based RSUs, which vest over a four-year period. The performance-based LTIP represents the majority of each named executive officer’s total long-term incentive opportunity. These incentives are designed to directly align executive interests with those of shareholders by rewarding executives for long-term value growth.
Long-term performance-based incentives
The three-year performance periods foster a long-term perspective and provide balance with the shorter-term focus of the annual incentive program. In addition, the overlapping three-year performance periods encourage sustained high levels of performance because, at any one time, three separate potential awards are at risk.
Similar to the annual incentives, in developing long-term incentives, the Compensation Committee determines the target incentive opportunity for each executive, performance metrics and goals for the three-year period.
2020-22 target long-term incentive opportunity
As with the annual incentives, the target long-term incentive opportunity is established as a percentage of base salary, with the threshold and maximum opportunities equal to 0.5 times and 2 times the target opportunity, respectively. In establishing the target percentage for each executive, the Compensation Committee considers the mix of pay elements, competitive market data, internal equity, performance and the other factors described above under “Base salary.”
For the 2020-22 period, the Compensation Committee recommended, and the Board approved, keeping the target opportunity (as a percentage of base salary) the same as the 2019-21 target opportunity for each of Ms. Lau and Messrs. Hazelton and Wacker. In recognition of Mr. Murao’s promotion to Executive Vice President and Chief Administrative Officer of the Company, the Board approved increasing Mr. Murao’s target opportunity from 45% to 60% of his base salary. In recognition of Mr. Seu’s promotion to President and CEO of Hawaiian Electric, the Board of the Utility approved increasing Mr. Seu’s target opportunity from 45% to 80% of his base salary.
2020-22 performance metrics and goals
The performance metrics for long-term incentives are chosen for their relationship with the creation of long-term value for shareholders.
In addition to selecting performance metrics, the Compensation Committee determines the level of achievement required to attain threshold, target and maximum performance for each metric. The same principles that the Compensation Committee applies to annual incentive goals apply to long-term incentive goals. As such, the level of difficulty of the goals reflects the Compensation Committee’s belief that incentive pay should be motivational — that is, the goals should be challenging but achievable — and that such pay should be balanced with reinvestment in the Company and return to shareholders. Consistent with this approach, the Compensation Committee believes threshold should represent solid performance with positive financial/operating results, target should denote challenging but achievable goals and maximum should signify exceptional performance.
The target level for financial goals, such as the total shareholder return relative to the EEI Index (Relative TSR), average annual earnings per share (EPS) growth, average annual net income growth and return on average common equity (ROACE), relate to the levels the Company seeks to achieve over the performance period. In setting the threshold and maximum levels, the Compensation Committee considers whether the risks to accomplishing those levels weigh more heavily toward the downside and how challenging it would be to achieve incremental improvements over the target result. For the 2020-22 period, the Compensation Committee chose the metrics and goals in the following chart to encourage long-term achievement of earnings and growth in shareholder value.

COMPENSATION DISCUSSION AND ANALYSIS
	Goals
2020-22 Long-Term Incentive Performance Metrics & Why We Use Them	Weighting	Threshold	Target	Maximum
Lau, Hazelton and Murao
HEI 3-year Average Annual EPS Growth[1] promotes shareholder value by focusing on EPS growth over a three-year period.	30%	4.0%	5.0%	6.0%
HEI ROACE[2] measures profitability based on net income returned as a % of average common equity.	30%	9.0%	9.5%	10.0%
Utility Renewable Portfolio Standards[3] measures the Utility’s progress towards meeting the State of Hawaii’s RPS targets for increased production of energy from renewable sources.	20%	32%	40%	50%
HEI Relative TSR[4] compares the value created for HEI shareholders to that created by other investor-owned electric companies (EEI Index).	20%	30th percentile	50th percentile	70th percentile
Seu
Utility 3-year Average Annual Net Income Growth[5] promotes shareholder value by focusing on net income growth based on the years included in the plan.	30%	4.5%	5.5%	7.0%
Utility 3-year ROACE as a % of Allowed Return[6] measures the performance of the Utility and its subsidiaries in attaining the level of ROACE they are permitted to earn by their regulator. The focus on ROACE encourages improved return compared to the cost of capital.	30%	83%	85%	88%
Utility Renewable Portfolio Standards[3] measures the Utility’s progress towards meeting the State of Hawaii’s RPS targets for increased production of energy from renewable sources.	20%	32%	40%	50%
HEI Relative TSR[4] compares the value created for HEI shareholders to that created by the EEI Index.	20%	30th percentile	50th percentile	70th percentile
Wacker
ASB Return on Equity[7] measures profitability based on net income returned as a % of average common equity based on the average of the last two years of the plan.	40%	11.30%	12.60%	13.95%
ASB Efficiency Ratio[8] promotes expense control based on the average of the last two years of the plan.	40%	60.5%	58.5%	55.5%
HEI Relative TSR[4] compares the value created for HEI shareholders to that created by the EEI Index.	20%	30th percentile	50th percentile	70th percentile
1
HEI 3-year Average Annual EPS Growth is calculated by taking the sum of each full calendar year’s (2020, 2021 and 2022, respectively) EPS percentage growth over the EPS of the prior year and dividing that sum by 3.

2
HEI ROACE is calculated as the simple average of HEI ROACE calculated on an annual basis (2020, 2021 and 2022), with net income subject to any adjustments the Compensation Committee may approve in its discretion.

3
Utility Renewable Portfolio Standards measures the Utility’s percentage of electric energy sales that is represented by renewable electrical energy created to diversify its energy resource mix. The State of Hawaii’s RPS targets are 30% by 2020, 40% by 2030, 70% by 2040 and 100% by 2045.

4
HEI Relative TSR compares HEI’s TSR to that of the companies in the EEI Index. For LTIP purposes, TSR is the sum of the growth in price per share of HEI Common Stock as measured at the beginning of the performance period to the end, calculated using the share price on the last trading day of December at the end of the performance period, plus dividends during the period, assuming reinvestment, divided by the share price on the last trading day of December immediately prior to the beginning of the performance period.

5
Utility 3-year Average Annual Net Income Growth is calculated by taking the sum of each full calendar year’s (2020, 2021 and 2022, respectively) net income percentage growth over the net income of the prior year and dividing that sum by 3.

6
Utility 3-year ROACE as a percentage of Allowed Return is the Utility’s consolidated average ROACE for the performance period compared to the weighted average of the allowed ROACE for the Utility and its subsidiaries as determined by the Hawai‘i Public Utilities Commission for the same period.

7
ASB ROE is calculated as the simple average of ASB ROE calculated on an annual basis (2021 and 2022), with net income subject to any adjustments the Compensation Committee may approve in its discretion. ASB ROE is calculated as net income divided by average common equity.

8
ASB Efficiency Ratio is equal to the simple average of ASB’s 2021 and 2022 efficiency ratios adjusted for any exclusions the Compensation Committee may approve in its discretion. Efficiency ratio is equal to total noninterest expense divided by the sum of net interest income and total noninterest income.

Customers, employees and shareholders all benefit when the above goals are met. Achievement of these goals makes HEI, the Utility and the Bank stronger financially, enabling HEI to raise capital at favorable rates for reinvestment in the operating companies and supporting dividends to shareholders. From a historical perspective, long-term incentive payouts are not easy to achieve, nor are they guaranteed. HEI and its Utility and Bank subsidiaries face significant external challenges in the 2020-22 period. Strong leadership on the part of the named executive officers will be needed to achieve the long-term objectives required for them to earn the incentive payouts.

COMPENSATION DISCUSSION AND ANALYSIS
2018-20 Long-Term Incentive Plan
The Board and Compensation Committee established the 2018-20 long-term incentive opportunities, performance metrics and goals in January 2018. Those decisions were described in the 2019 HEI Proxy Statement and are summarized again below to provide context for the results and payouts for the 2018-20 period.
2018-20 target long-term incentive opportunity
In January 2018 the Compensation Committee established the following 2018-20 target incentive opportunities as a percentage of named executive officer base salary.
Name	2018-20 Target Opportunity (as % of Base Salary)	2018-20 Target Opportunity (in shares)
Constance H. Lau	160%	43,239
Gregory C. Hazelton	80%	12,020
Kurt K. Murao	45%	3,719
Scott W. H. Seu	30%	2,254
Richard F. Wacker	80%	15,944
2018-20 performance metrics, goals, results & payouts
The Compensation Committee established the 2018-20 performance metrics and goals below in January 2018. The Compensation Committee selected the metrics for their correlation with long-term shareholder value and alignment with the multi-year strategic plans of HEI and its Utility and Bank subsidiaries. The chart below identifies the 2018-20 LTIP metrics, the objective each measure serves, the level of achievement required to attain the threshold, target and maximum levels for each metric, the results for 2018-20 and the corresponding payout as a percentage of target.
The results shown below incorporate the Compensation Committee’s decision to exclude the impact of the unusual events that affected HEI, Hawaiian Electric and ASB during the 2018-20 period. These adjustments are described below under “Non-GAAP Net Income Metrics - 2018-20.”

COMPENSATION DISCUSSION AND ANALYSIS
	Weighting	Goals			Result	Total Achieved as a % of Target Opportunity
2018-20 Long-Term Incentive Performance Metrics & Why We Use Them		Threshold	Target	Maximum
Lau, Hazelton and Murao
HEI Average Annual EPS Growth[1] promotes shareholder value by focusing on EPS growth based on the last two years of the plan.	30%	6.0%	8.0%	10.0%	3.6%	14%
HEI ROACE[2] measures profitability based on net income returned as a % of average common equity based on the average of the last two years of the plan.	50%	9.8%	10.4%	11.0%	9.7%
HEI Relative TSR[3] compares the value created for HEI shareholders to that created by other investor-owned electric companies (EEI Index).	20%	30th percentile	50th percentile	70th percentile	37th percentile
Seu
Utility Average Annual EPS Growth[4] promotes shareholder value by focusing on EPS growth based on the last two years of the plan.	30%	6.0%	8.0%	10.0%	5.6%	39%
Utility ROACE as a % of Allowed Return[5] measures the performance of the Utility and its subsidiaries in attaining the level of ROACE they are permitted to earn by their regulator based on the average of the last two years of the plan. The focus on ROACE encourages improved return compared to the cost of capital.	50%	84%	88%	92%	84%
HEI Relative TSR[3] compares the value created for HEI shareholders to that created by the EEI Index.	20%	30th percentile	50th percentile	70th percentile	37th percentile
Wacker
ASB Return on Equity[6] measures profitability based on net income returned as a % of average common equity based on the average of the last two years of the plan.	40%	11.35%	12.65%	14.00%	12.31%	83%
ASB Efficiency Ratio[7] promotes expense control based on the average of the last two years of the plan.	40%	60.7%	58.7%	56.7%	59.2%
HEI Relative TSR[3] compares the value created for HEI shareholders to that created by the EEI Index.	20%	30th percentile	50th percentile	70th percentile	37th percentile
1
HEI Average Annual EPS Growth is calculated by taking the sum of each full calendar year’s (2019 and 2020, respectively) EPS percentage growth over the EPS of the prior year and dividing that sum by two. Non-GAAP Adjusted Net Income, upon which EPS used for LTIP purposes is calculated, differs from what is reported under GAAP because it excludes the impact of the unusual events in 2018 through 2020 described below under “Non-GAAP Net Income Metrics — 2018-20 LTIP.” For a reconciliation of the GAAP and non-GAAP results, see “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments” attached as Exhibit A.

2
HEI ROACE is calculated as the simple average of HEI ROACE calculated on an annual basis (2019 and 2020), with net income adjusted for exclusions approved by the Compensation Committee in its discretion. Non-GAAP Adjusted Net Income used in the calculation of ROACE differs from what is reported under GAAP because it excludes the impact of the unusual events in 2019 through 2020 described below under “Non-GAAP Net Income Metrics — 2018-20 LTIP.” For a reconciliation of the GAAP and non-GAAP results, see “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments” attached as Exhibit A.

3
HEI Relative TSR compares HEI’s TSR to that of the companies in the EEI Index. For LTIP purposes, TSR is the sum of the growth in price per share of HEI Common Stock as measured at the beginning of the performance period to the end, calculated using the share price on the last trading day of December at the end of the performance period, plus dividends during the period, assuming reinvestment, divided by the share price on the last trading day of December immediately prior to the beginning of the performance period.

4
Utility Average Annual EPS Growth is calculated by taking the sum of each full calendar year’s (2019 and 2020, respectively) EPS percentage growth over the EPS of the prior year and dividing that sum by two. For purposes of this goal, Utility EPS is calculated using Utility net income divided by weighted average HEI Common Stock outstanding.

5
Utility ROACE as a percentage of Allowed Return is the Utility’s consolidated average ROACE based on the last two years of the performance period compared to the weighted average of the allowed ROACE for the Utility and its subsidiaries as determined by the Hawai‘i Public Utilities Commission for the same period.

6
ASB ROE is calculated as the simple daily average of ASB ROE calculated on an annual basis (2019 and 2020), with net income and equity adjusted for exclusions approved by the Compensation Committee in its discretion. ASB ROE is calculated as net income divided by average common equity. Non-GAAP Adjusted Net Income differs from what is reported under GAAP because it excludes the impact of the unusual events in 2019 through 2020 described below under “Non-GAAP Net Income Metrics — 2018-20 LTIP.” For a reconciliation of the GAAP and non-GAAP results, see “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments” attached as Exhibit A.

COMPENSATION DISCUSSION AND ANALYSIS
7
ASB Efficiency Ratio is equal to the simple average of ASB’s 2019 and 2020 efficiency ratio. Efficiency ratio is equal to total noninterest expense divided by the sum of net interest income and total noninterest income, adjusted for exclusions approved by the Compensation Committee. See “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments” attached as Exhibit A.

The following chart shows how Total Achieved as a percentage of Target Opportunity from the table above is converted into a number of shares earned (plus dividend equivalents on earned shares) for each named executive officer. The payout amounts are also shown in the “2020 Option Exercises and Stock Vested” table.
Name	Target Opportunity (in shares)		Total Achieved as a % of Target (%)		2018-20 Incentive Payout[1]
					(shares)	(dividend equivalents paid as a share number)
Constance H. Lau	43,239	×	14	=	5,837	613
Gregory C. Hazelton	12,020	×	14	=	1,623	170
Kurt K. Murao	3,719	×	14	=	502	53
Scott W. H. Seu	2,254	×	39	=	868	91
Richard F. Wacker	15,944	×	83	=	13,276	1,394
1	Figures may not calculate to the number of shares shown in 2018-20 Incentive Payout column due to rounding of the Total Achieved as a percentage of Target, which was rounded for ease of presentation.
Non-GAAP Net Income Metrics — 2018-20 LTIP
HEI consolidated net income and ASB net income performance for purposes of the 2018-20 LTIP were calculated on a non-GAAP basis, consistent with prior years. Pursuant to the LTIP, the Compensation Committee may exclude items from the calculation of net income to the extent they arose from extraordinary or nonrecurring events or from changes in applicable accounting rules or practices. In 2020, the COVID-19 pandemic presented extraordinary and nonrecurring challenges that impacted the Company’s operations and financial performance in a variety of ways, some of which the Compensation Committee deemed it to be appropriate to take into consideration in determining 2018-20 LTIP performance.
HEI. In determining HEI consolidated net income for 2018, 2019 and 2020 for purposes of calculating HEI average annual EPS growth and HEI consolidated net income for 2019 and 2020 for purposes of calculating HEI consolidated ROACE under the 2018-20 LTIP, the Compensation Committee determined that certain items recorded during the performance period should be excluded from the calculation because such adjustments equitably compensate for extraordinary events that were unrelated to management’s actions regarding ongoing business operations and were not contemplated at the time the performance goals were established, and that excluding those items was consistent with the original intent and objectives of the award. Specifically, the Compensation Committee determined it to be appropriate to exclude the items of expense/(gain) set forth in the table below (and explained further in the accompanying footnotes), including an extraordinary provision for credit losses and certain COVID-19 related expenses, as well as a portion of the gain from a nonrecurring sale of securities. As it relates to the provision for credit losses, the Committee considered the extraordinary nature of the expected credit deterioration and the severe accounting effect of such expected deterioration that was beyond the reasonable control of management to manage or offset. As it relates to COVID-19 related expenses, the Committee considered the extraordinary and unforeseeable nature of the expense.

COMPENSATION DISCUSSION AND ANALYSIS
Years ended December 31	2020	2019	2018
($ in millions, except per share amounts)
HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$197.8	$217.9	$201.8
Excluding special items (after-tax) for LTIP purposes:
Provision for credit losses related to the pandemic[1,2]	25.2
COVID-19 related expenses1, 3,	3.7
Branch lease termination costs[1]	0.6
Gain from VISA stock sale, net[1]	(2.2)
Sale of former headquarters, net of campus transition costs[1]	—	(5.6)	0.7
Ongoing impacts relating to the termination of merger[4]	—	—	12.4
Federal tax reform and related impacts[5]	—	—	(4.7)
Consulting fees[6]	1.2	1.6	1.0
Pension defeasement[1,7]	1.0	(0.8)	0.2
Non-GAAP (adjusted) net income for 2018-20 LTIP purposes	$227.4	$213.1	$211.3
HEI CONSOLIDATED BASIC EARNINGS PER SHARE
Based on GAAP	$1.81	$2.00	$1.85
Based on non-GAAP (adjusted) for 2018-20 LTIP purposes	2.08	1.96	1.94
HEI CONSOLIDATED Return on Average Common Equity (%)
Based on GAAP	8.6	9.8
Based on non-GAAP (adjusted) for 2018-20 LTIP purposes	9.8	9.6
Note: Columns may not foot due to rounding
1	ASB expense (gain).
2
Extraordinary provision for credit losses arose primarily from an unforeseen increase in reserves for the commercial, commercial real estate and consumer loan portfolios for expected credit deterioration due to the COVID-19 pandemic.

3
Unforeseen and extraordinary COVID-19 related expenses included the purchase of safety protection equipment and cleaning supplies, additional compensation to frontline employees and payment for excess leave employees were not able to use in 2020.

4
Hawaiian Electric expense. Primarily reflects certain expenses related to the termination of the proposed merger with NextEra Energy, including Hawaiian Electric’s liquid natural gas (LNG) project costs and adjustments to test year revenue requirements for customer benefit adjustments in the Hawaiian Electric and Maui Electric rate case decisions.

5	Hawaiian Electric expense. Reflects various tax adjustments for tax reform and related impacts.
6	HEI expense. Reflects certain extraordinary and nonrecurring consulting and legal expenses.
7
Pension defeasement refers to ASB’s initiative to manage risk associated with the pension liability and volatility of pension expense for its frozen pension plan through a liability-driven investment strategy which is designed to mitigate funding status changes and reduce pension expense volatility caused by interest rate movements. Because the Company calculates net periodic pension cost using a market-related value of plan assets, the impact of a change in the fair value of the pension assets for purposes of computing pension expense is reduced as the change in value is recognized over a period of years, as compared to a more significant impact related to an immediate change in the fair value of the pension liability. The Compensation Committee deemed it appropriate to exclude these pension amounts for purposes of determining net income for the 2018-20 LTIP because the Company’s consolidated market-related value of plan asset valuation method, which smooths changes in asset value in the computation of pension expense, may not be fully reflective, in any given period, of the full economic hedge accomplished with the liability-driven investment strategy.

See pages 40-42 of HEI’s 2020 Proxy Statement and pages 41-43 of HEI’s 2019 Proxy Statement for a more detailed discussion of the respective 2019 and 2018 adjustments. See the ASB and Hawaiian Electric sections below for additional discussion and for all other items impacting HEI consolidated net income. See also “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments,” attached as Exhibit A.
ASB. In determining ASB’s 2019 and 2020 net income and common equity for purposes of calculating ASB’s ROE under the 2018-20 LTIP (as well as ASB’s 2018, 2019 and 2020 net income for purposes of calculating HEI average annual EPS growth and 2019 and 2020 net income for purposes of calculating HEI consolidated ROACE (in each case noted above)), the Compensation Committee considered the impact of certain items that were unrelated to management’s actions regarding ongoing business operations. The Compensation Committee deemed it to be appropriate to exclude these items for purposes of determining performance under the 2018-20 LTIP because such exclusions equitably compensate for extraordinary and/or nonrecurring events that were unrelated to management’s actions regarding ongoing business operations and were not contemplated at the time the performance goals were established. Specifically, the Compensation Committee determined it to be appropriate to exclude the items of expense/(gain) set forth in the table below (and explained further in the accompanying

COMPENSATION DISCUSSION AND ANALYSIS
footnotes), including an extraordinary provision for credit losses and certain COVID-19 related expenses, as well as a portion of the gain from a nonrecurring sale of securities. As it relates to the provision for credit losses, the
Committee considered the extraordinary nature of the expected credit deterioration and the severe accounting effect of such expected deterioration that was beyond the reasonable control of management to manage or offset.
Years ended December 31	2020	2019	2018
($ in millions)
ASB NET INCOME
GAAP (as reported)	$57.6	$89.0	$82.5
Excluding special items (after-tax) for LTIP purposes:
Provision for credit losses related to the pandemic[1]	25.2
COVID-19 related expenses[2]	3.7
Branch lease termination costs	0.6
Gain from VISA stock sale, net	(2.2)
Sale of former headquarters, net of campus transition costs	—	(5.6)	0.7
Pension defeasement[3]	1.0	(0.8)	0.2
Non-GAAP (adjusted) net income for 2018-20 LTIP purposes	$85.9	$82.6	$83.4
ASB Return on Average Common Equity (%)
Based on GAAP	8.1	13.5
Based on non-GAAP (adjusted) for 2018-20 LTIP purposes	12.1	12.5
ASB EFFICIENCY RATIO (%)
Based on GAAP	61.5	57.8
Adjustment for pre-tax ASB items above	(1.8)	0.9
Based on non-GAAP (adjusted) for 2018-20 LTIP purposes	59.7	58.7
Note: Columns may not foot due to rounding
1	See footnote 2 in the table above regarding provision for credit losses.
2	See footnote 3 in the table above regarding COVID-19 related expenses.
3	See footnote 7 in the table above regarding pension defeasement.
See pages 41-42 of HEI’s 2020 Proxy Statement and page 42 of HEI’s 2019 Proxy Statement for a more detailed discussion of the respective 2019 and 2018 adjustments. See also “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments,” attached as Exhibit A.
Hawaiian Electric. In determining Hawaiian Electric net income for 2018 for purposes of calculating Hawaiian Electric average annual EPS growth under the 2018-2020 LTIP, the Compensation Committee considered the impact of certain items that were unrelated to management’s actions regarding ongoing business operations. Specifically, the Compensation Committee determined it to be appropriate to exclude the items of expense/(gain) set forth below. The Compensation Committee did not make any adjustments to 2020 net income.
Years ended December 31	2020	2019	2018
($ in millions, except per share amounts)
UTILITY NET INCOME
GAAP (as reported)	$169.3	$156.8	$143.7
Excluding special items (after-tax) for LTIP purposes only:
Ongoing impacts relating to the termination of merger[1]	—	—	12.4
Federal tax reform and related impacts[2]	—	—	(4.7)
Non-GAAP (adjusted) net income for 2018-20 LTIP purposes	$169.3	$156.8	$151.3
UTILITY BASIC EARNINGS PER SHARE
Based on GAAP Utility net income	$1.55	$1.44	$1.32
Based on non-GAAP Utility net income (adjusted) for 2018-20 LTIP purposes	1.55	1.44	1.39
Note: Columns may not foot due to rounding
1
Primarily reflects certain expenses related to the termination of the proposed merger with NextEra Energy, including Hawaiian Electric’s liquid natural gas (LNG) project costs and adjustments to test year revenue requirements for customer benefit adjustments in the Hawaiian Electric and Maui Electric rate case decisions.

2	Reflects various tax adjustments for tax reform and related impacts.

COMPENSATION DISCUSSION AND ANALYSIS
See pages 41-42 of HEI’s 2019 Proxy Statement for a more detailed discussion of the 2018 adjustments. See also “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments,” attached as Exhibit A.
2019-21 Long-Term Incentive Plan. HEI’s 2019-21 long-term incentive plan was described on pages 37-38 of the 2020 Proxy Statement.
Restricted stock units
HEI named executive officers are eligible to receive annual equity-based grants in the form of RSUs that vest over a four-year period. RSUs offer executives the opportunity to receive shares of HEI Common Stock when the restrictions lapse, generally subject to continued employment with the Company through vesting.
The value of the annual RSU grant is a percentage of the executive’s base salary. These awards are designed to focus executives on creating long-term value for the
Company’s stakeholders. Since they take four years to fully vest, the RSUs also promote retention. The RSUs vest and convert to shares of HEI Common Stock in four equal annual installments beginning one year from the date of grant (plus compounded dividend equivalent shares on the installment that vested in such year).
The 2020 RSU grants are set forth in the “2020 Grants of Plan-Based Awards” table in the “Executive Compensation Tables” section below.
Benefits
Retirement and savings plans
HEI, Hawaiian Electric and ASB provide retirement benefits to the named executive officers to promote financial security in recognition of years of service and to attract and retain high-quality leaders.
HEI and Hawaiian Electric employees (including each named executive officer employed by HEI or Hawaiian Electric), but not ASB employees, are eligible to participate in the HEI Retirement Plan, which is a tax-qualified defined benefit pension plan, and to save for retirement on a tax-deferred (or Roth) basis through HEI’s Retirement Savings Plan, a tax-qualified defined contribution 401(k) plan.
In 2011, HEI amended the HEI Retirement Plan and HEI Retirement Savings Plan to create a new benefit structure for employees hired on or after May 1, 2011. Employees covered by the new benefit structure receive a reduced pension benefit under the HEI Retirement Plan, but are eligible for limited matching contributions under the HEI Retirement Savings Plan. These changes were intended to lower the cost of pension benefits over the long term. Mr. Hazelton joined the Company after May 1, 2011 and is eligible to receive matching contributions under the amended HEI Retirement Savings Plan. Ms. Lau and Messrs. Murao and Seu are not eligible for and did not receive matching contributions under that plan, since they joined the Company prior to May 1, 2011. The HEI Retirement Savings Plan does not provide employer contributions, other than matching contributions, to any participant.
Additional retirement benefits that cannot be paid from the HEI Retirement Plan due to Internal Revenue Code limits are provided to named executive officers and other executives employed by HEI and Hawaiian Electric through the nonqualified HEI Excess Pay Plan. Benefits under the HEI Excess Pay Plan are determined using the same formula as the HEI Retirement Plan, but are not subject to the Internal Revenue Code limits on the amount of annual compensation that can be used for calculating benefits under qualified retirement plans and on the amount of annual benefits that can be paid from qualified retirement plans. This allows those participating in the HEI Excess Pay Plan a total retirement benefit at the same general percentage of final average pay afforded to other employees under the HEI Retirement Plan.
ASB’s employees, including its president and CEO (who is a named executive officer), may participate in the ASB 401(k) Plan, a tax-qualified defined contribution 401(k) plan. After an employee has completed one year of service, ASB matches the employee’s contributions on a dollar-for-dollar basis up to 4% of eligible compensation deferred. In 2020, eligible compensation was capped at $285,000. ASB also provides discretionary, nonelective profit-sharing contributions to the accounts of employees who are employed on the last day of the plan year or terminate employment during the plan year because of retirement, death or disability. Mr. Wacker received matching contributions under the plan in 2020, in each case limited to the amount permitted based on eligible compensation.
Retirement benefits are discussed in further detail in the “2020 Pension Benefits” table and related notes in the “Executive Compensation Tables” section below.

COMPENSATION DISCUSSION AND ANALYSIS
Deferred compensation plans
HEI provides named executive officers and other executives the opportunity to participate in plans that allow them to defer compensation and the resulting tax liability.
HEI and Hawaiian Electric named executive officers and directors of HEI, Hawaiian Electric and ASB may participate in the HEI Deferred Compensation Plan, a nonqualified deferred compensation plan implemented in 2011 and amended and restated effective January 1, 2019, that allows the deferral of portions of the participants’ cash compensation, with certain limitations, and provides investment opportunities that are substantially similar to those available under HEI’s Retirement Savings Plan. In 2020, there were no matching or other employer contributions under this plan for employees of HEI, Hawaiian Electric or ASB. HEI and Hawaiian Electric named executive officers are also eligible to defer payment of annual and long-term incentive awards and the resulting tax liability under a prior nonqualified deferred compensation plan. No named executive officer deferred compensation under either of these plans in 2020.
The American Savings Bank Select Deferred Compensation Plan (ASB Deferred Compensation Plan) is a nonqualified deferred compensation plan that allows senior members of ASB management to defer up to 100% of current salary, annual bonus and commissions. Pursuant to a 2009 amendment, the plan provides for employer matching contributions and profit-sharing contributions. These matching and profit-sharing contributions take into account compensation which is excluded from consideration under the ASB 401(k) Plan, including on account of being contributed to the ASB Deferred Compensation Plan or being in excess of limits on eligible compensation imposed by the Internal Revenue Code. Ms. Lau participated in the ASB Deferred Compensation Plan during her employment with ASB. Mr. Wacker did not elect to defer compensation under such plan in 2020.
Deferred compensation benefits are discussed in further detail in the “2020 Nonqualified Deferred Compensation” table and related notes in the “Executive Compensation Tables” section below.
Executive Death Benefit Plan (frozen since 2009)
In September 2009, HEI froze the Executive Death Benefit Plan of HEI and Participating Subsidiaries, which provides death benefits to an executive’s beneficiaries following the executive’s death while employed or after retirement. As part of the freeze, HEI closed the plan to new participants and ceased all benefit accruals for current participants (i.e., there will be no increase in death benefits due to salary increases after September 9, 2009).
Under contracts with Executive Death Benefit Plan participants in effect before September 2009, the death benefits were grossed up for tax purposes. This treatment was considered appropriate because the executive death benefit is a form of life insurance and, historically, life insurance proceeds have been excluded from income for federal tax purposes. Ms. Lau and Mr. Seu are covered under the Executive Death Benefit Plan. Messrs. Hazelton and Murao are not covered under the plan because they joined the Company after the plan was frozen. Mr. Wacker also is not covered because ASB is not a participating employer in the plan. Death benefits are discussed in further detail in the “2020 Pension Benefits” table and related notes in the “Executive Compensation Tables” section below.
Double-trigger change-in-control agreements
The Compensation Committee and Board consider change-in-control agreements to be an appropriate tool to recruit executives as an expected part of their compensation package to encourage the continued attention of key executives to the performance of their duties without distraction in the event of a potential change in control and to assist in retaining key executives. Change-in-control agreements can protect against executive flight during a transaction when key executives might, in the absence of the agreement, leave the Company and accept employment elsewhere. As of December 31, 2020, each of the named executive officers had a change-in-control agreement.
All of the change-in-control agreements are double trigger, which means that they provide for cash severance and other benefits only upon a qualifying termination of the executives’ employment following a change in control. In determining the amount an executive is eligible to receive in such an event, the Compensation Committee takes into account the executive’s expected role in a potential transaction, value to the organization and internal equity. The agreements approved by the Compensation Committee provide for a cash lump sum payment of three times base salary plus annual incentive for Ms. Lau and two times base salary plus annual incentive for Messrs. Hazelton Murao, Seu and Wacker. The annual incentive pay used in calculating the severance payment is the greater of the current annual incentive target or the largest actual annual incentive payout during the preceding three fiscal years. Aggregate payments under these agreements are limited to the maximum amount deductible under Section 280G of the Internal Revenue Code and there are no tax gross ups with respect to payments under these agreements. Payment of the severance benefits is conditioned on the Company receiving a release of claims by the executive.
The change-in-control agreements have initial terms of two years and automatically renew for an additional year on each anniversary unless 90 days’ notice of nonrenewal

COMPENSATION DISCUSSION AND ANALYSIS
is provided by either party, so that the protected period is at least one year upon nonrenewal. The agreements remain in effect for two years following a change in control. The agreements define a change in control generally as a change in ownership of HEI, a substantial change in the voting power of HEI’s securities or a change in the majority of the composition of the Board following consummation of a merger, tender offer or similar transaction. The agreement for Mr. Wacker also defines a change in control generally as a change in ownership of ASB. Change-in-control benefits are discussed in further detail in the “Potential Payments Upon Termination or Change in Control” section and related notes in the “Executive Compensation Tables” section below.
Minimal perquisites
HEI provides minimal other compensation to the named executive officers in the form of perquisites because such items are commonly provided to business executives in Hawaii, such as club memberships primarily for the purpose of business entertainment, or are necessary to recruit executives, such as relocation expenses or extra weeks of vacation. HEI may, from time to time, reimburse for reasonable business-related expenses. In 2020, each named executive officer had a Company-paid club membership for the primary purpose of business entertainment expected of executives in their positions. Mr. Hazelton received four weeks of vacation in 2020, which was more than other employees with similar length of service typically receive.
No new tax gross ups
HEI has eliminated nearly all tax gross ups. There are no tax gross ups on club membership initiation fees or membership dues, or in the change-in-control agreements for the named executive officers who have such agreements. As discussed under “Benefits — Executive Death Benefit Plan” above, tax gross ups of death benefits only apply to executives who participated in the Executive Death Benefit Plan before it was frozen in 2009.
Additional policies and information
Our programs are designed to guard against excessive risk
HEI’s compensation policies and practices are designed to encourage executives to build value for all stakeholders, including shareholders, customers and employees, and to discourage decisions that introduce inappropriate risks.
HEI’s Enterprise Risk Management (ERM) function is principally responsible for identifying and monitoring risk at the holding company and its subsidiaries, and for reporting on high risk areas to the Board and designated Board committees. As a result, all HEI directors, including those who serve on the Compensation Committee, are apprised of risks that could reasonably be expected to have a material adverse effect on HEI.
Risk assessment. On an annual basis, the Compensation Committee and its independent compensation consultant review a risk assessment of compensation programs in place at HEI and its subsidiaries for all employees, which is updated annually by the Company’s ERM function. Based on its review of the risk assessment of compensation programs in place in 2020 and consultation with FW Cook, the Compensation Committee believes that the Company’s compensation plans do not encourage risk taking that is reasonably likely to have a material adverse effect on the Company.
Risk mitigation features of our programs. Our compensation programs incorporate the following features to promote prudent decision-making and guard against excessive risk:
•
Financial performance objectives for the annual incentive program are linked to Board-approved budget guidelines, and nonfinancial measures (such as customer satisfaction, reliability and safety) are aligned with the interests of all HEI stakeholders.

•
An executive compensation recovery policy (clawback policy) permits recoupment of performance-based compensation paid to executives found personally responsible for fraud, gross negligence or intentional misconduct that causes a significant restatement of HEI’s financial statements.

•	Annual and long-term incentive awards are capped at maximum performance levels.
•	Financial opportunities under long-term incentives are greater than those under annual incentives, emphasizing the importance of long-term outcomes.
•	Share ownership and retention guidelines, requiring named executive officers to hold significant amounts of HEI stock, promote a shared interest in HEI’s long-term performance.
•	Long-term incentive payouts are 100% equity-based, so executives share in the same upside potential and downside risk as all shareholders.
•	Annual grants of RSUs and long-term incentives vest over a period of years to encourage sustained performance and executive retention.
•
Performance-based plans use a variety of financial metrics (e.g., net income, ROACE) and nonfinancial performance metrics that correlate with long-term creation of shareholder value and are impacted by management decisions.

COMPENSATION DISCUSSION AND ANALYSIS
•
The Compensation Committee and Board continuously monitor risks faced by the enterprise, including through management presentations at quarterly meetings and through periodic written reports from management.

Share ownership and retention are required throughout employment with the Company
HEI named executive officers are required to own and retain HEI stock throughout employment with the Company. Each officer subject to the requirements has until January 1 of the year following the fifth anniversary of the later of (i) an amendment to his or her required level of stock ownership or (ii) first becoming subject to the requirements (Compliance Date) to reach the following ownership levels:
Position	Value of Stock to be Owned
HEI President & CEO	5x base salary
Other Named Executive Officers	2x base salary
Ms. Lau and Messrs. Hazelton and Wacker each exceeded the specified level of stock ownership for their positions by the time of their respective compliance dates. Messrs. Murao and Seu have not yet reached their respective compliance dates.
Until reaching the applicable stock ownership target, officers subject to the requirements must retain 50% of shares received in payout under the LTIP (net of any shares withheld for taxes) and 50% of shares received through the vesting of RSUs (net of any shares withheld for taxes). The Compensation Committee has the authority to approve hardship exceptions to these retention requirements.
Hedging and pledging are prohibited
The Company’s Insider Trading Policy, among other prohibitions, prohibits all directors, officers and employees of HEI and its subsidiaries from holding Company securities in margin accounts or pledging Company securities or engaging (directly or indirectly) in hedging transactions, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company securities. Hedging transactions include (but are not limited to) collars, equity swaps, exchange funds and prepaid variable forward sale contracts.
Clawback policy applies to performance-based pay
HEI has an executive compensation clawback policy that applies to any performance-based compensation awarded to an executive officer. Under that policy, in the event the financial statements of HEI or any of its subsidiaries are significantly restated, the Compensation Committee and Board will review the circumstances that caused the need for the restatement and determine whether fraud, gross negligence or intentional misconduct was involved. If so, the Board may direct the Company to recover all or a portion of any performance-based award from the executive officer(s) found personally responsible. The SEC has issued proposed rules concerning clawback policies pursuant to the Dodd-Frank Act. HEI will amend its clawback policy to ensure it is consistent with the final rules as and when required.
The Compensation Committee considers tax and accounting impacts on compensation
In designing compensation programs, the Compensation Committee considers tax and accounting implications of its decisions, along with other factors described in this Proxy Statement.
Tax matters. Section 162(m) of the Internal Revenue Code generally limits to $1 million, per applicable executive, the annual federal income tax deduction that a publicly held corporation may claim for total taxable compensation payable to certain covered executive officers, including both current and former executives.
In determining compensation for our executive officers, the Compensation Committee primarily considers factors that provide incentives for the achievement of business objectives, but also considers the extent to which the compensation is deductible. The Compensation Committee recognizes the impact of Section 162(m) and its significance to the company’s compensation programs but retains the flexibility and discretion to structure compensation appropriately, whether or not deductible.

COMPENSATION DISCUSSION AND ANALYSIS
Another tax consideration factored into the design of the Company’s compensation programs is compliance with the requirements of Section 409A of the Internal Revenue Code, for which noncompliance can result in additional taxes on participants in deferred compensation arrangements.
Accounting matters. In establishing performance goals for equity compensation, the Compensation Committee may consider the impact of accounting rules. Accounting rules prescribe the way in which compensation is expensed. For example, under GAAP, compensation is generally expensed when earned. Financial Accounting Standards Board Accounting Standards Codification Topic 718 generally requires that equity compensation awards be accounted for based on their grant-date fair value, which is recognized over the relevant service periods. The Compensation Committee also has discretion in determining the level of achievement for the award and may determine that there should not be any incentive payout that would result solely from the adoption of a new accounting principle that affects a financial measure.

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
The Compensation Committee, which is composed solely of independent directors, has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into HEI’s 2020 Form 10-K.
Compensation Committee
Richard J. Dahl, Chairperson
Thomas B. Fargo
Peggy Y. Fowler
Mary G. Powell
Eva T. Zlotnicka
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Compensation Committee consists of the five independent directors listed above under “Compensation Committee Report.” No member of the Compensation Committee during 2020 was an employee or former employee of HEI. During 2020, no member of the Compensation Committee had a relationship that must be described under SEC rules regarding disclosure of related person transactions. In 2020, none of HEI’s executive officers served on the compensation committee (or its equivalent) or board of directors of another entity (excluding tax-exempt organizations) where an executive officer of such an entity served on the Compensation Committee or Board of Directors.

EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The table below shows total compensation for years ended December 31, 2018 through 2020 for all of the named executive officers (NEOs) other than Messrs. Murao and Seu, and for 2020 for Messrs. Murao and Seu (who were not NEOs in 2018 and 2019).
•
Cash compensation earned for the applicable year is reported in the “Salary,” “Nonequity Incentive Plan Compensation” and “All Other Compensation” columns (except see explanation in the paragraph below regarding the 2016-18 LTIP awards).

•
Due to the disclosure timing differences between cash and equity-based LTIP awards, the amounts in the Summary Compensation Table for 2018 are notably higher than, and not comparable to, the reported amount for 2019 and 2020, and are not reflective of 2018 NEO target compensation. This is because LTIP awards made in 2016 (settled in 2018) were denominated in cash rather than in stock due to the NextEra merger that was pending when the applicable award opportunities were established. SEC rules require cash-denominated LTIP awards to be reported in the year settled, whereas equity-based awards are reported in the year in which they are granted. As a result, the 2018 amounts in the table include both (i) cash settlement of LTIP awards granted in 2016 (with respect to the 2016-18 LTIP), and (ii) equity-based LTIP grants made in 2018 (with respect to the 2018-20 LTIP).
•
The “Stock Awards” column reflects: (i) the opportunity to earn shares of HEI Common Stock under the 2018-20 LTIP, 2019-21 LTIP and 2020-22 LTIP, respectively, if performance metrics are achieved and (ii) RSUs that vest over 2018-21, 2019-22 and 2020-23, respectively, and may be forfeited in whole or in part if the executive leaves before the vesting period ends.

2020 SUMMARY COMPENSATION TABLE
Name and 2020 Principal Positions	Year	Salary ($)[1]	Stock Awards ($)[2]	Nonequity Incentive Plan Compensation ($)[3]	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)[4]	All Other Compensation ($)[5]	Total Without Change in Pension Value ($)[6]	Total ($)
Constance H. Lau HEI President & CEO ASB Chairperson	2020	950,217	2,378,882	1,202,503	576,610	—	4,531,602	5,108,212
	2019	926,300	2,344,943	957,886	660,533	13,239	4,242,368	4,902,901
	2018	921,800	2,201,594	2,602,037	—	—	5,725,431	5,725,431
Gregory C. Hazelton HEI Executive Vice President and CFO	2020	543,750	707,755	412,830	186,825	26,328	1,690,663	1,877,488
	2019	527,917	693,866	321,724	184,099	26,057	1,569,564	1,753,663
	2018	512,500	676,069	623,082	86,716	33,231	1,844,882	1,931,598
Kurt K. Murao HEI Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	2020	352,000	369,992	244,954	315,725	—	966,946	1,282,671
Scott W. H. Seu Hawaiian Electric President & CEO	2020	419,750	651,282	394,587	999,547	—	1,465,619	2,465,166
Richard F. Wacker ASB President & CEO	2020	717,700	718,864	539,854	—	16,022	1,992,440	1,992,440
	2019	700,200	710,286	519,548	—	37,857	1,967,891	1,967,891
	2018	679,800	692,855	1,893,928	—	47,371	3,313,954	3,313,954
1	Salary. This column represents cash base salary received for the year.
2
Stock Awards. These amounts represent the aggregate grant date fair value of stock awards granted in the years shown computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718). For 2018, 2019 and 2020, these amounts are composed of: (i) the opportunity (based on probable outcome of performance conditions (in this case, target) as of the grant date) to earn shares of HEI Common Stock in the future pursuant to the 2018-20, 2019-21 and 2020-22 LTIPs, respectively, if pre-established performance goals are achieved and (ii) RSUs vesting in installments over a four-year period. Since the 2016-18 LTIP is denominated in cash rather than in stock, in accordance with SEC rules, the cash payouts are reported in the “Nonequity Incentive Plan Compensation” column in this Summary Compensation Table for 2018. See the 2020 Grants of Plan-Based Awards table below for the portion of the amount in the Stock Awards column above that is composed of 2020

EXECUTIVE COMPENSATION
grants of RSUs and performance-based award opportunities under the 2020-22 LTIP. Assuming achievement of the highest level of performance conditions, the maximum value of the performance awards payable in 2023 under the 2020-22 LTIP would be: Ms. Lau $3,332,385; Mr. Hazelton $871,721; Mr. Murao $423,223; Mr. Seu $672,941 and Mr. Wacker $1,150,622.
For a discussion of the assumptions underlying the amounts set out for the RSUs and 2020-22 LTIP, see Note 11 to the Consolidated Financial Statements in HEI’s 2020 Form 10-K.
3
Nonequity Incentive Plan Compensation. These amounts represent cash payouts to named executive officers under the annual incentive plan, the EICP, earned for the years shown. For 2018, the amounts in this column also include the cash payouts from the 2016-18 LTIP.

4
Change in Pension Value and Nonqualified Deferred Compensation Earnings. These amounts represent the change in present value of the accrued pension and executive death benefits from beginning of year to end of year for 2018, 2019 and 2020. These amounts are not current payments; pension and executive death benefits are only paid after retirement or death, as applicable. The amounts in this column depend heavily on changes in actuarial assumptions, such as discount rates, and also are impacted by years of service and age. For 2020 and 2019, the increase in value was primarily due to a decrease in discount rates, which results in an increase in the present value of the accrued benefit. In accordance with SEC rules, the negative change in value in 2018 for Ms. Lau is shown as no change in the table above. For a further discussion of the applicable plans, see the 2020 Pension Benefits table and related notes below. No named executive officer had above-market or preferential earnings on nonqualified deferred compensation for the periods covered in the table above.

5	All Other Compensation. The following table summarizes the components of “All Other Compensation” with respect to 2020:
Name	Contributions to Defined Contribution Plans ($)[a]	Other ($)[b]	Total All Other Compensation ($)
Constance H. Lau	—	—	—
Gregory C. Hazelton	9,750	16,578	26,328
Kurt K. Murao	—	—	—
Scott W. H. Seu	—	—	—
Richard F. Wacker	11,400	4,622	16,022
a
Mr. Wacker received matching contributions to his account in the ASB 401(k) Plan up to the amount permitted based on eligible compensation ($285,000 in 2020). Mr. Hazelton received matching contributions to his account in the HEI Retirement Savings Plan up to the amount permitted based on eligible compensation ($285,000 in 2020).

b	Messrs. Hazelton and Wacker received club membership dues. Mr. Hazelton also had one more week of vacation than employees with similar length of service would usually receive.
6
Total Without Change in Pension Value. Total Without Change in Pension Value represents total compensation as determined under SEC rules, minus the change in pension value and executive death benefits amount reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column. We include this column because the magnitude of the change in pension value and death benefits in a given year is largely determined by actuarial assumptions, such as discount rates and mortality assumptions set by the Society of Actuaries, and does not reflect decisions made by the Compensation Committee for that year or the actual benefit necessarily to be received by the recipient. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column and are not a substitute for the Total column.

Additional narrative disclosure about salary, stock awards, nonequity incentive plan compensation, change in pension benefits and nonqualified deferred compensation earnings and all other compensation can be found in the Compensation Discussion and Analysis above.

EXECUTIVE COMPENSATION
Grants of Plan-Based Awards
The table below shows cash performance award opportunities under the 2020 EICP, equity-based performance award opportunities granted under the LTIP for performance over the 2020-22 period and payable in 2023 and RSUs granted in 2020 and vesting in installments over four years.
2020 GRANTS OF PLAN-BASED AWARDS
		Estimated Future Payouts Under Nonequity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]			All Other Stock Awards: Number of Shares of Stock or Units (#)[3]	Grant Date Fair Value of Stock Awards ($)[4]
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Constance H. Lau	2/11/20 EICP	475,109	950,217	1,900,434	—	—	—	—	—
	2/11/20 LTIP	—	—	—	17,271	34,543	69,085	—	1,666,217
	2/11/20 RSU	—	—	—	—	—	—	14,804	712,665
Gregory C. Hazelton	2/11/20 EICP	163,125	326,250	652,500	—	—	—	—	—
	2/11/20 LTIP	—	—	—	4,518	9,036	18,072	—	435,860
	2/11/20 RSU	—	—	—	—	—	—	5,648	271,895
Kurt K. Murao	2/11/20 EICP	96,800	193,600	387,200	—	—	—	—	—
	2/11/20 LTIP	—	—	—	2,194	4,387	8,774	—	211,611
	2/11/20 RSU	—	—	—	—	—	—	3,290	158,381
Scott W. H. Seu	2/11/20 EICP	157,406	314,813	629,625	—	—	—	—	—
	2/11/20 LTIP	—	—	—	3,488	6,975	13,951	—	336,446
	2/11/20 RSU	—	—	—	—	—	—	6,540	314,836
Richard F. Wacker	2/11/20 EICP	287,080	574,160	1,148,320	—	—	—	—	—
	2/11/20 LTIP	—	—	—	5,963	11,927	23,854	—	575,311
	2/11/20 RSU	—	—	—	—	—	—	2,982	143,553
EICP: Executive Incentive Compensation Plan (annual incentive)
LTIP: Long-Term Incentive Plan (2020-22 period)
RSU: Restricted Stock Units
1
Estimated Future Payouts Under Nonequity Incentive Plan Awards. Shows possible cash payouts under the 2020 EICP based on meeting performance goals set in February 2020 at threshold, target and maximum levels. Actual payouts for the 2020 EICP are reported in the 2020 Summary Compensation Table above.

2
Estimated Future Payouts Under Equity Incentive Plan Awards. Represents the number of shares of stock that may be issued under the 2020-22 LTIP based upon the achievement of performance goals set in February 2020 at threshold, target and maximum levels and vesting at the end of the three-year performance period. LTIP awards are forfeited for terminations of employment during the vesting period, except for terminations due to death, disability or retirement, which allow for pro-rata participation based upon completed months of service after a minimum number of months of service in the performance period. Dividend equivalent shares, not included in the table, are compounded over the period at the actual dividend rate and are paid at the end of the performance period based on actual shares earned.

3
All Other Stock Awards: Number of Shares of Stock or Units. Represents the number of RSUs awarded in 2020 that will vest and be issued as unrestricted stock in four equal annual installments on the grant date anniversaries. Unvested awards are forfeited for terminations of employment during the vesting period, except for terminations due to death, disability or retirement, which allow for pro-rata vesting up to the date of termination. Receipt of RSU awards is generally subject to continued employment and expiration of the applicable vesting period. Dividend equivalent shares, not included in the table, are compounded over the period at the actual dividend rate and are paid in HEI Common Stock on RSUs vesting in a given year.

4
Grant Date Fair Value of Stock Awards. Grant date fair value for shares under the 2020-22 LTIP is estimated in accordance with the fair-value based measurement of accounting, as described in FASB ASC Topic 718 based upon the probable (in this case, target) outcome of the performance conditions as of the grant date. For a discussion of the assumptions and methodologies used to calculate the amounts reported, see the discussion of performance awards contained in Note 11 (Share-based compensation) to the Consolidated Financial Statements in HEI’s 2020 Form 10-K. Grant date fair value for RSUs is based on the closing price of HEI Common Stock on the NYSE on the date of the grant of the award.

EXECUTIVE COMPENSATION
Outstanding Equity Awards at 2020 Fiscal Year-End
		Stock Awards
				Equity Incentive Plan Awards
		Shares or Units of Stock That Have Not Vested[1]		Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)[3]	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[2]
Name	Grant Year	Number (#)	Market Value ($)[2]
Constance H. Lau	2017	5,004	177,092	—	—
	2018	10,134	358,642	—	—
	2019	13,828	489,373	86,042	3,045,026
	2020	14,804	523,914	69,085	2,444,918
	Total	43,770	1,549,021	155,127	5,489,944
Gregory C. Hazelton	2017	1,680	59,455	—	—
	2018	3,756	132,925	—	—
	2019	5,254	185,939	22,417	793,338
	2020	5,648	199,883	18,072	639,568
	Total	16,338	578,202	40,489	1,432,906
Kurt K. Murao	2017	616	21,800	—	—
	2018	1,239	43,848	—	—
	2019	1,832	64,834	7,330	259,409
	2020	3,290	116,433	8,774	310,512
	Total	6,977	246,915	16,104	569,921
Scott W. H. Seu	2017	374	13,236	—	—
	2018	750	26,543	—	—
	2019	1,913	67,701	6,559	232,123
	2020	6,540	231,451	13,951	493,726
	Total	9,577	338,931	20,510	725,849
Richard F. Wacker	2017	985	34,859	—	—
	2018	1,992	70,497	—	—
	2019	2,788	98,667	29,732	1,052,215
	2020	2,982	105,533	23,854	844,193
	Total	8,747	309,556	53,586	1,896,408
1
Shares or Units of Stock That Have Not Vested. The remaining installments of the 2017 RSUs vested on January 31, 2021. Of the remaining installments of the 2018 RSUs, one installment vested on January 31, 2021 and the remainder will vest on January 31, 2022. Of the remaining installments of the 2019 RSUs, one installment vested on February 14, 2021 and the remainder will vest in equal annual installments on February 14, 2022 and 2023. For the 2020 RSUs, one installment vested on February 11, 2021 and the remainder will vest in equal annual installments on February 11, 2022, 2023 and 2024.

2	Market Value. Market value is based upon the closing per-share trading price of HEI Common Stock on the NYSE of $35.39 as of December 31, 2020.
3
Number of Unearned Shares, Units or Other Rights That Have Not Vested. Represents number of shares of HEI Common Stock that would be issued under the 2019-21 and 2020-22 LTIPs if performance goals are met at the maximum level at the end of the respective three-year performance periods.

EXECUTIVE COMPENSATION
2020 Option Exercises and Stock Vested
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Constance H. Lau	21,922[1]	1,104,869
	6,450[2]	228,266[3]
Gregory C. Hazelton	6,709[1]	338,134
	1,793[2]	63,454[3]
Kurt K. Murao	2,490[1]	125,496
	555[2]	19,641[3]
Scott W. H. Seu	1,471[1]	74,138
	959[2]	33,939[3]
Richard F. Wacker	4,343[1]	218,887
	14,670[2]	519,171[3]
1
Represents the number of shares acquired (and dividend equivalents paid in stock based on number of shares vested) upon the 2020 vesting of installments of RSUs granted on February 5, 2016, October 24, 2016, January 31, 2017, January 31, 2018 and February 14, 2019. Value realized on vesting includes dividend equivalents.

Name	Number of Shares Acquired on Vesting	Compounded Dividend Equivalents	Total Shares Acquired on Vesting
Constance H. Lau	20,102	1,820	21,922
Gregory C. Hazelton	6,217	492	6,709
Kurt K. Murao	2,297	193	2,490
Scott W. H. Seu	1,387	84	1,471
Richard F. Wacker	3,982	361	4,343
2
Represents the number of shares acquired (and dividend equivalents paid in stock based on earned shares) upon vesting of performance share awards under the 2018-20 LTIP, which were payable in stock at the end of the performance period. Value realized on vesting includes dividend equivalents. The Compensation Committee certified the achievement of the applicable performance measures on February 9, 2021.

Name	Number of Shares Acquired on Vesting	Compounded Dividend Equivalents	Total Shares Acquired on Vesting
Constance H. Lau	5,837	613	6,450
Gregory C. Hazelton	1,623	170	1,793
Kurt K. Murao	502	53	555
Scott W. H. Seu	868	91	959
Richard F. Wacker	13,276	1,394	14,670
3
Represents vested 2018-20 LTIP shares at 2020 year-end closing price of HEI Common Stock on the NYSE of $35.39 per share on December 31, 2020. Actual settlement of the performance share awards under the 2018-20 LTIP occurred on February 19, 2021 (after the February 9, 2021 certification of the applicable performance results) based on the closing price of HEI Common Stock on the NYSE of $35.02 per share. The actual settlement amounts were: Ms. Lau $225,879; Mr. Hazelton $62,791; Mr. Murao $19,436; Mr. Seu $33,584 and Mr. Wacker $513,743.

EXECUTIVE COMPENSATION
Pension Benefits
The table below shows the present value as of December 31, 2020 of accumulated benefits for each of the named executive officers and the number of years of service credited to each executive under the applicable pension plan and, for Ms. Lau and Mr. Seu, the executive death benefit plan, determined using the interest rate, mortality table and other assumptions described below, which are consistent with those used in HEI’s financial statements (see Note 10 to the Consolidated Financial Statements in HEI’s 2020 Form 10-K):
2020 PENSION BENEFITS
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)[6]	Payments During the Last Fiscal Year ($)
Constance H. Lau	HEI Retirement Plan[1]	29.8	2,773,101	—
	ASB Retirement Plan[2]	6.4	286,120	—
	HEI Supplemental Executive Retirement Plan[3]	24.3	8,007,666	—
	HEI Excess Pay Plan[4]	8.6	1,831,044	—
	HEI Executive Death Benefit[5]	—	849,854	—
Gregory C. Hazelton	HEI Retirement Plan[1]	6.1	330,230	—
	HEI Excess Pay Plan[4]	6.1	292,518	—
Kurt K. Murao	HEI Retirement Plan[1]	9.8	930,644	—
	HEI Excess Pay Plan[4]	9.8	111,670	—
Scott W. H. Seu	HEI Retirement Plan[1]	27.3	2,686,155	—
	HEI Excess Pay Plan[4]	27.3	425,879	—
	HEI Executive Death Benefit[5]	—	107,941	—
Richard F. Wacker[7]	—	—	—	—
1
The HEI Retirement Plan is the standard retirement plan for HEI and Hawaiian Electric employees. Normal retirement benefits under the HEI Retirement Plan for management employees hired before May 1, 2011, including Ms. Lau and Messrs. Murao and Seu, are calculated based on a formula of 2.04% × Credited Service (maximum 67%) × Final Average Compensation (average monthly base salary for highest thirty-six consecutive months out of the last ten years). Credited service is generally the same as the years of service with HEI and other participating companies (Hawaiian Electric and its subsidiaries). Credited service is also provided for limited unused sick leave and for the period a vested participant is on long-term disability. The normal form of benefit is a joint and 50% survivor annuity for married participants and a single life annuity for unmarried participants. Actuarially equivalent optional forms of benefit are also available. Participants who qualify to receive retirement benefits immediately upon termination of employment may also elect a single sum distribution of up to $100,000 with the remaining benefit payable as an annuity. Single sum distributions are not eligible for early retirement subsidies, and so may not be as valuable as an annuity at early retirement. Retirement benefits are increased by an amount equal to approximately 1.4% of the initial benefit every twelve months following retirement. The plan provides benefits at early retirement (prior to age 65), normal retirement (age 65), deferred retirement (over age 65) and death. Subsidized early retirement benefits are available for participants who meet certain age and service requirements at ages 50-64. The accrued normal retirement benefit is reduced by an applicable percentage, which ranges from 30% for early retirement at age 50 with at least 15 years of service to 1% at age 59. Accrued benefits are not reduced for eligible employees who retire at age 60 and above. The early retirement subsidies are not available to employees who terminate employment with vested benefits but prior to satisfying the age and service requirements for the early retirement subsidies.

HEI and Hawaiian Electric management employees who commenced employment on or after May 1, 2011, such as Mr. Hazelton, receive reduced benefits under the HEI Retirement Plan (e.g., reduced benefit formula, more stringent requirements for subsidized early retirement benefits, reduced early retirement subsidies and no post-retirement cost-of-living adjustment). Normal retirement benefits for these employees are calculated based on a formula of 1.5% × Credited Service × Final Average Compensation (average monthly base salary for highest thirty-six consecutive months out of the last ten years). These employees are eligible for a limited match under the HEI Retirement Savings Plan (50% match on the first 6% of compensation deferred).

Ms. Lau and Messrs. Hazelton, Murao and Seu are vested in retirement benefits under the HEI Retirement Plan.
2
Ms. Lau is a participant in the ASB Retirement Plan. She is currently eligible to retire with full normal retirement benefits (limited to her years of credited service) under the plan. No other named executive officer is a participant in the plan or entitled to benefits under the plan. At the time of Ms. Lau’s promotion to HEI President and CEO on May 2, 2006, her credited service under the plan was frozen and she resumed participation in the HEI Retirement Plan. Future benefit accruals for all participants under the ASB Retirement Plan were frozen effective December 31, 2007. As a result, credited service and compensation after December 31, 2007 are not recognized in calculating retirement benefits under the plan. Normal retirement benefits under the frozen plan are calculated based on a formula of 1.5% × Credited Service to December 31, 2007 (maximum 35 years) × Final Average Compensation at December 31, 2007 (averaged over the highest paying five consecutive calendar years out of the last ten calendar years prior to 2008). Compensation is primarily gross earnings but excludes commissions, stock options and other equity compensation, LTIP payments, deferrals to and distributions from the ASB Select Deferred Compensation Plan and other “fringe benefits” as defined in the plan. Early retirement benefits are available for participants who retire after attaining age 55 with a minimum of ten years of service. Beginning at age 60 the benefits are subsidized. The accrued normal retirement benefit is reduced by an applicable percentage which ranges from 59.8% for early retirement at age 55 to 2% at age 64. The early retirement subsidies are not available to employees who terminate employment with vested benefits but prior to satisfying the age and service requirements for the early retirement subsidies.

EXECUTIVE COMPENSATION
3
Ms. Lau is a participant in the HEI Supplemental Executive Retirement Plan, which was frozen effective December 31, 2008. She is currently eligible to retire with full normal retirement benefits (limited to benefits accrued before 2009) under the plan. No other named executive officer is a participant in the plan or entitled to benefits under the plan. Benefits under the plan are determined based on a formula of 2.04% × Credited Service to December 31, 2008 (maximum 60%) × Final Average Compensation at December 31, 2008 (average monthly base salary plus annual incentive awards for the three highest calendar years out of the last sixty months prior to 2009). Credited service is based on actual years of service through December 31, 2008 with any HEI-affiliated company, including ASB and Hawaiian Electric and its subsidiaries. Although Ms. Lau has more than 30 years of actual service with HEI-affiliated companies, she receives only 24.3 years of credited service for purposes of the HEI Supplemental Executive Retirement Plan. Benefits under the plan are reduced by benefits accrued as of December 31, 2008 under the HEI Retirement Plan, ASB Retirement Plan and social security. Early retirement and death benefits similar to those available under the HEI Retirement Plan are available under the plan. Distributions will be delayed for a 6-month period to the extent necessary to comply with Internal Revenue Code Section 409A.

4
As of December 31, 2020, all of the named executive officers, except for Mr. Wacker, were participants in the HEI Excess Pay Plan. Ms. Lau and Messrs. Hazelton, Murao and Seu are vested in retirement benefits under such plan. Benefits under the HEI Excess Pay Plan are determined using the same formula as the HEI Retirement Plan, but are not subject to the Internal Revenue Code limits on the amount of annual compensation that can be used for calculating benefits under qualified retirement plans ($285,000 in 2020 as indexed for inflation) and on the amount of annual benefits that can be paid from qualified retirement plans (the lesser of $230,000 in 2020 as indexed for inflation, or the participant’s highest average compensation over three consecutive calendar years). Benefits payable under the HEI Excess Pay Plan are reduced by the benefit payable from the HEI Retirement Plan. Early retirement, death benefits and vesting provisions are similar to the HEI Retirement Plan.

5
Ms. Lau and Mr. Seu are covered by the Executive Death Benefit Plan of HEI and Participating Subsidiaries. The plan was amended effective September 9, 2009 to close participation to new participants and freeze the benefit for existing participants. Under the amendment, death benefits will be paid based on salaries as of September 9, 2009. The plan provides death benefits equal to two times the executive’s base salary as of September 9, 2009 if the executive dies while actively employed or, if disabled, dies prior to age 65, and one times the executive’s base salary as of September 9, 2009 if the executive dies following retirement. The amounts shown in the table above assume death following retirement. Death benefits are grossed up by the amount necessary to pay income taxes on the grossed-up benefit amount as an equivalent to the tax exclusion for death benefits paid from a life insurance policy. Messrs. Hazelton, Murao and Wacker were not employed by the companies at the time the plan was frozen and therefore are not entitled to any benefits under the plan.

6	The present value of accumulated benefits for the named executive officers included in the 2020 Pension Benefits table was determined based on the following:
Methodology: The present values are calculated as of December 31, 2020 based on the credited service and pay of the named executive officer as of such date (or the date of benefit freeze, if earlier).
Assumptions:
a.
Discount Rate — The discount rate is the interest rate used to discount future benefit payments in order to reflect the time value of money. The discount rates used in the present value calculations are 2.92% for HEI retirement benefits, 2.76% for ASB retirement benefits and 2.83% for executive death benefits as of December 31, 2020.

b.
Mortality Table — The PRI-2012 Mortality Table (separate male and female rates) with generational projection using scale MP-2020 from base year 2012 is used to discount future pension benefit payments in order to reflect the probability of survival to any given future date. For the calculation of the executive death benefit present values, the mortality table rates are multiplied by the death benefit to capture the death benefit payments assumed to occur at all future dates. Mortality is applied post-retirement only.

c.
Retirement Age — A named executive officer included in the table is assumed to remain in active employment until, and assumed to retire at, the later of (a) the earliest age when unreduced pension benefits would be payable or (b) attained age as of December 31, 2020.

d.
Pre–Retirement Decrements — Pre-retirement decrements refer to events that could occur between the measurement date and the retirement age (such as withdrawal, early retirement and death) that would impact the present value of benefits. No pre–retirement decrements are assumed in the calculation of pension benefit table present values. Pre–retirement decrements are assumed for financial statement purposes.

e.	Unused Sick Leave — Each named executive officer who participates in the HEI Retirement Plan is assumed to have accumulated 1,160 unused sick leave hours at retirement age.
7
Mr. Wacker is not eligible to participate in any of the plans in the above 2020 Pension Benefits table because such plans either (i) are not open to employees of ASB or (ii) were frozen to new participants before Mr. Wacker joined ASB.

EXECUTIVE COMPENSATION
2020 Nonqualified Deferred Compensation
Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings/(Losses) in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)[3]
Constance H. Lau[1]	—	—	99,785	—	699,770
Gregory C. Hazelton	—	—	—	—	—
Kurt K. Murao	—	—	—	—	—
Scott W. H. Seu	—	—	—	—	—
Richard F. Wacker[2]	—	10,199	15,500	—	162,013
1
While employed by ASB, Ms. Lau was eligible to defer compensation under the ASB Select Deferred Compensation Plan, a contributory nonqualified deferred compensation plan. She elected to defer $100,000 each year from bonuses awarded to her in 2004 and 2005. These amounts are reflected in the “Aggregate Balance at Last FYE” column of the table above and were previously reported as compensation to Ms. Lau in the 2004 and 2005 Summary Compensation Tables in the proxy statements for such years. Since 2008, Ms. Lau no longer earns any compensation from ASB that is eligible for deferral under the plan. The ASB Deferred Compensation Plan allows select ASB employees to defer up to 100% of current salary, bonus and commissions. Pursuant to a 2009 amendment, the plan provides for employer matching contributions and profit-sharing contributions for plan years beginning January 1, 2010. These matching and profit-sharing contributions take into account compensation which is excluded from consideration under the ASB 401(k) Plan, including on account of being contributed to the ASB Deferred Compensation Plan or being in excess of limits on eligible compensation imposed by the Internal Revenue Code. The deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a designated list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential and therefore are not included in the 2020 Summary Compensation Table above. Under the plan, a participant may receive an interim distribution while employed, but no earlier than the first day of the fourth plan year following the effective date of the initial election to defer. A participant may also request a withdrawal of a portion of his or her account to satisfy an unforeseeable emergency. The distribution of accounts from the plan is triggered by disability, death or separation from service (including retirement) and will be delayed for a 6-month period to the extent necessary to comply with Internal Revenue Code Section 409A. A participant may elect to receive such distributions in a lump sum or in substantially equal payments spread over a period not to exceed 15 years.

2
Mr. Wacker has not deferred any amounts under the ASB Deferred Compensation Plan. In 2020 he received a profit-sharing contribution to his account under such plan for the portion of his profit-sharing contribution that could not be made to his ASB 401(k) Plan account due to Internal Revenue Code limits on eligible compensation for 401(k) plans. The amount of such profit-sharing contribution is included in the “All Other Compensation” column of the 2020 Summary Compensation Table for the year 2019.

3	Amounts in this column include contributions reported in the Summary Compensation Table for each year in which each executive listed above was a named executive officer.

EXECUTIVE COMPENSATION
Potential Payments Upon Termination or Change in Control
The table below shows the potential payments to each named executive officer in the event of retirement, death or disability, voluntary termination, termination for cause, termination without cause and termination after change in control, assuming termination occurred on December 31, 2020. The amounts listed below are estimates; actual amounts to be paid would depend on the actual date of termination and circumstances existing at that time.
2020 TERMINATION/CHANGE-IN-CONTROL PAYMENT TABLE
Name/ Benefit Plan or Program	Retirement on 12/31/20 ($)[1]	Termination due to death or disability on 12/31/20 ($)[2]	Voluntary termination, termination for and without cause on 12/31/20 ($)[3]	Termination after change in control on 12/31/20 ($)[4]
Constance H. Lau
Executive Incentive Compensation Plan[5]	—	—	—	—
Long-Term Incentive Plan[6]	1,503,756	1,503,756	—	—
Restricted Stock Units[7]	684,743	684,743	—	—
Change-in-Control Agreement[4]	—	—	—	8,900,523
TOTAL	2,188,499	2,188,499	—	8,900,523
Gregory C. Hazelton
Executive Incentive Compensation Plan[5]	—	—	—	—
Long-Term Incentive Plan[6]	—	392,227	—	—
Restricted Stock Units[7]	—	249,558	—	—
Change-in-Control Agreement[4]	—	—	—	3,127,246
TOTAL	—	641,785	—	3,127,246
Kurt K. Murao
Executive Incentive Compensation Plan[5]	—	—	—	—
Long-Term Incentive Plan[6]	—	145,736	—	—
Restricted Stock Units[7]	—	97,920	—	—
Change-in-Control Agreement[4]	—	—	—	1,463,638
TOTAL	—	243,656	—	1,463,638
Scott W. H. Seu
Executive Incentive Compensation Plan[5]	—	—	—	—
Long-Term Incentive Plan[6]	167,608	167,608	—	—
Restricted Stock Units[7]	106,755	106,755	—	—
Change-in-Control Agreement[4]	—	—	—	1,133,364
TOTAL	274,363	274,363	—	1,133,364
Richard F. Wacker
Executive Incentive Compensation Plan[5]	—	—	—	—
Long-Term Incentive Plan[6]	519,489	519,489	—	0
Restricted Stock Units[7]	136,062	136,062	—	0
Change-in-Control Agreement[4]	—	—	—	4,462,142
TOTAL	655,551	655,551	—	4,462,142
Note: All stock–based award amounts were valued using the 2020 year–end closing price of HEI Common Stock on the NYSE of $35.39 per share on December 31, 2020. Other benefits that are available to all salaried employees on a nondiscriminatory basis and perquisites aggregating less than $10,000 in value have not been listed.
1
Retirement payments & benefits.In addition to the amounts shown in this column, retired executives are entitled to receive their vested retirement plan and deferred compensation benefits under all termination scenarios. See the 2020 Pension Benefits and 2020 Nonqualified Deferred Compensation tables above. Messrs. Hazelton and Murao have not met the requirements for retirement eligibility under the 2010 Equity and Incentive Plan, as amended (EIP), which includes the Long-Term Incentive Plan and Restricted Stock Units. Accordingly, no amounts are shown in this column for Messrs. Hazelton and Murao.

2	Termination due to death or disability payments & benefits. All named executive officers were eligible for death or disability payments & benefits as of December 31, 2020.

EXECUTIVE COMPENSATION
3
Voluntary termination payments & benefits. If the executive voluntarily terminates employment, he or she could lose any annual or long–term incentives based upon the Compensation Committee’s right to amend, suspend or terminate any incentive award or any portion of it at any time. Voluntary termination results in the forfeiture of unvested RSUs and participation in incentive plans. The executive’s entitlement to rights under his or her change–in–control agreement would also end.

Termination for cause payments & benefits. If the executive is terminated for cause, he or she could lose any annual or long–term incentives based upon the Compensation Committee’s right to amend, suspend or terminate any incentive award or any portion of it at any time. “Cause” generally means a violation of the HEI Corporate Code of Conduct or, for purposes of awards under the EIP, has the meaning set forth in such plan. Termination for cause results in the forfeiture of all unvested RSUs and participation in incentive plans. The executive’s entitlement to rights under his or her change–in–control agreement would also end.

Termination without cause payments & benefits. If the executive is terminated without cause, he or she could lose any annual or long–term incentives based upon the Compensation Committee’s right to amend, suspend or terminate any incentive award or any portion of it at any time. Termination without cause results in the forfeiture of unvested RSUs. As discussed in footnote 4 below, different benefits would be payable to the named executive officers if their termination without cause were to follow a change in control under the terms of their change–in–control agreements.

4	Termination after change–in–control payments & benefits. All NEOs had change–in–control agreements as of December 31, 2020.

“Change in control” generally means a change in ownership of HEI, a substantial change in the voting power of HEI’s securities or a change in the majority of the composition of the Board following the consummation of a merger, tender offer or similar transaction. Mr. Wacker’s change–in–control agreement defines “change in control” to also mean a sale of (or equivalent transaction involving) ASB. The change–in–control agreements are double trigger, which means that they provide for cash severance and other benefits only upon a qualifying termination of the executives’ employment following a change in control. Ms. Lau has a lump sum severance multiplier of three times and Messrs. Hazelton, Murao, Seu and Wacker have a lump sum severance multiplier of two times, in each case applied to the sum of the executive’s base salary and annual incentive compensation (determined to be the greater of the current target or the largest actual annual incentive compensation during the preceding three years).

In addition, under the change–in–control agreements executives would receive continued life, disability, dental, accident and health insurance benefits for the severance period (i.e., the number of years equal to the applicable severance multiplier). Executives would receive a lump sum payment equal to the present value of the additional benefit the executives would have earned under their respective retirement and savings plans during the severance period. Executives would also receive the greater of current target or actual projected EICP and cash-based LTIP compensation, pro–rated if termination occurs during the first half of the applicable performance period and the full value if termination occurs in the second half of the applicable performance period. For RSUs not granted under the LTIP, in the event of a change in control as defined by the EIP, either (i) the surviving or acquiring entity will assume all outstanding RSUs not granted under LTIP or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested. For the named executive officers who are eligible to participate in the HEI Retirement Plan, additional age and service credit is received for the severance period for purposes of determining retiree welfare benefit eligibility. Executives would receive outplacement services, capped at 15% of annual base salary. Payment would generally be delayed for six months following termination of employment to the extent required to avoid an additional tax under Section 409A of the Internal Revenue Code. Interest would accrue during any six–month delay period at the prevailing six–month certificate of deposit rate and payments would be set aside during that period in a grantor (rabbi) trust. There are no tax gross ups provided for in the agreements and, as provided in the change-in-control agreements, the total severance amount shown is limited to the maximum amount deductible under Section 280G of the Internal Revenue Code with respect to each named executive officer. Payment of the foregoing benefits is subject to a release of claims by the applicable named executive officer.

5
Executive Incentive Compensation Plan (EICP). Excludes amounts payable under the 2020 EICP because those amounts would have vested without regard to termination because the applicable performance period ended on December 31, 2020. Upon death, disability or retirement, executives continue to participate in the EICP on a pro–rata basis if the executive has met applicable minimum service requirements, with a lump sum payment to be made by the Company if the applicable performance goals are achieved. The plan documents provide that in the event of a change in control as defined by the EIP, the EICP award would be immediately paid out in cash at target level, pro-rated for completed months of service in the performance period. For the remaining unvested portion of the award, the EIP provides that: (i) the surviving entity or acquiring entity will assume all awards outstanding under the EICP or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested (with all performance goals deemed achieved at 100% of target levels). Annual incentive compensation payments for NEOs in the event of a change in control are further described in footnote 4 above.

6
Long–Term Incentive Plan (LTIP). Excludes amounts payable under the 2018–20 LTIP because those amounts would have vested without regard to termination because the applicable performance period ended on December 31, 2020. Upon death, disability or retirement, executives continue to participate in each ongoing LTIP cycle on a pro–rata basis if the executive has met applicable minimum service requirements, with a lump sum payment to be made by the Company if performance goals are achieved. The amounts shown are at target for all applicable plan years, pro-rated based upon service through December 31, 2020; actual payouts will depend upon performance achieved at the end of the plan cycle. The plan documents provide that, in the event of a change in control as defined by the EIP, the LTIP award would be immediately paid out in cash at target level, pro-rated for completed months of service in the performance period. For the remaining unvested portion of the award, the EIP provides that: (i) the surviving entity or acquiring entity will assume all awards outstanding under the LTIP or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested (with all performance goals deemed achieved at 100% of target levels). Long–term incentive compensation payments for NEOs in the event of a change in control are further described in footnote 4 above and quantified as part of the Change–in–Control Agreement payment in the table above.

7
Restricted Stock Units (RSUs) not granted under LTIP. Termination for or without cause results in the forfeiture of unvested RSUs not granted under the LTIP. Termination due to death, disability or retirement results in pro–rata vesting of RSUs not granted under the LTIP. The EIP provides that in the event of a change in control as defined by the EIP, either (i) the surviving or acquiring entity will assume all outstanding RSUs not granted under LTIP or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested. The vesting of RSUs in the event of a qualifying termination of employment for NEOs following a change in control is further described in footnote 4 above and quantified as part of the Change–in–Control Agreement payment in the table above.

EXECUTIVE COMPENSATION
CEO Pay Ratio
As required by SEC rules, we are disclosing the ratio of our median employee’s annual total compensation to the annual total compensation of our CEO.
We identified our median employee by evaluating 2019 Form W–2s for all individuals, excluding our CEO, who were employed by us on October 1, 2020. We included all employees, whether employed on a full–time, part–time, or seasonal basis and assumed no compensation earned in 2019 for employees hired in 2020. We believe that the use of Form W–2 compensation for all employees is an appropriate compensation measure for this purpose because it reasonably reflects annual compensation for our employees.
Once we determined the median employee based on W-2 compensation, we calculated annual total compensation for such employee using the same methodology we use for our CEO as set forth in the 2020 Summary Compensation Table above. The SEC rules allow for varying methodologies for companies to identify their median employee. Other companies may have different employment and compensation practices and may utilize different methodologies, estimates and assumptions in calculating their own pay ratios. Therefore, the pay ratios reported by other companies may not be relevant for purposes of comparison to our pay ratio.
CEO to Median Employee Pay Ratio
	President & CEO	Median Employee
Salary	$950,217	$97,967
Stock Awards	2,378,882	—
Nonequity Incentive Plan Compensation	1,202,503	—
All Other Compensation	—	2,937
Change in Pension Value[1]	576,610	27,676
TOTAL	$5,108,212	$128,580
CEO Pay to Median Employee Pay Ratio	40:1
1
These amounts are attributable to a change in the value of each individual’s defined benefit pension account balance and do not represent earned or paid compensation. Despite the fact that these amounts are not paid, they are required to be taken into account for purposes of calculating total annual compensation for SEC reporting purposes. Pension values fluctuate over time — they can rise or fall year–to–year and are dependent on many variables including market conditions, years of service, earnings, and actuarial assumptions such as discount rates.

STOCK OWNERSHIP INFORMATION
STOCK OWNERSHIP INFORMATION
Security ownership of certain beneficial owners
The table below shows the number of shares of HEI Common Stock beneficially owned as of February 10, 2021 (or such other date as indicated below) by (a) each person known by HEI to own beneficially more than five percent of the outstanding shares of HEI Common Stock, (b) each director who is a current director or is a director nominee and each named executive officer and (c) all directors and executive officers as a group, based in part on information furnished by the respective shareholders. No HEI directors, director nominees or executive officers own any shares of Preferred Stock of HEI’s wholly-owned subsidiary, Hawaiian Electric. Unless otherwise indicated, the address of each person named in the table below is c/o Hawaiian Electric Industries, Inc., 1001 Bishop Street, Honolulu, Hawai‘i 96813.
AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF HEI COMMON STOCK
Name of Individual or Group	Sole Voting or Investment Power[1]	Shared Voting or Investment Power[2]	Other Beneficial Ownership[3]	Restricted Stock Units[4]	Total	Percent of Class
BlackRock, Inc.[5]	9,235,105				9,235,105	8.46
The Vanguard Group, Inc.[6]	10,924,747	239,851			11,164,598	10.23
Nonemployee directors
Celeste A. Connors	5,069				5,069	*
Richard J. Dahl	14,343				14,343	*
Thomas B. Fargo		29,272			29,272	*
Peggy Y. Fowler	4,302	38,852			43,154	*
Micah A. Kane	11,912				11,912	*
Mary G. Powell	5,114				5,114	*
Keith P. Russell	28,149				28,149	*
William James Scilacci, Jr.	5,161				5,161	*
Jeffrey N. Watanabe	25,138	16,376	13		41,527	*
Eva T. Zlotnicka	3,241		3,246,668[7,8]		3,249,909	2.98
Employee director and Named Executive Officer
Constance H. Lau	588,046			24,149	612,195	*
Other Named Executive Officers
Gregory C. Hazelton	21,642			7,329	28,971	*
Kurt K. Murao	10,010			2,895	12,905
Scott W. H. Seu	5,276		408	4,229	9,913	*
Richard F. Wacker		78,841		4,807	83,648	*
All directors and executive officers as a group (15 persons)	727,403	163,341	3,247,089	43,409	4,181,242	3.83
* Less than 1%
1
Includes the following shares held as of February 10, 2021 in the Participant’s HEI Retirement Savings Plan: approximately 124 shares for Ms. Lau and 124 shares for all directors and executive officers as a group.

2	For individuals, includes (i) shares registered in name of the individual and spouse and/or (ii) shares registered in trust with the individual and spouse serving as co-trustees.
3	Shares in which the director or officer disclaims beneficial ownership.
4
Includes the number of shares that the individuals named above had a right to acquire as of or within 60 days after February 10, 2021 pursuant to Restricted Stock Units and related dividend equivalent rights thereon, including shares which retirement eligible individuals have a right to acquire upon retirement. These shares are included for purposes of calculating the percentage ownership of each individual named above and all directors and executive officers as a group, but are not deemed to be outstanding as to any other person.

5	Based solely on information provided in a Schedule 13G report filed on January 29, 2021 by BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

STOCK OWNERSHIP INFORMATION
6	Based solely on information provided in a Schedule 13G report filed on February 10, 2021 by The Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, PA 19355.
7
1,234,416 shares reported herein are directly beneficially owned by Inclusive Capital Partners Spring Master Fund, L.P. Eva Zlotnicka is a Co-Founder of Inclusive Capital Partners, LP, which is the Investment Manager to Inclusive Capital Partners Spring Master Fund, L.P. Ms. Zlotnicka has no control over Inclusive Capital Partners, L.P. or Inclusive Capital Partners Spring Master Fund, L.P.

8
2,012,252 shares reported herein are directly beneficially owned by Inclusive Capital Partners Spring Master Fund A, L.P. Eva Zlotnicka is a Co-Founder of Inclusive Capital Partners, LP, which is the Investment Manager to Inclusive Capital Partners Spring Master Fund A, L.P. Ms. Zlotnicka has no control over Inclusive Capital Partners, L.P. or Inclusive Capital Partners Spring Master Fund A, L.P.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires HEI’s executive officers, directors and persons who own more than ten percent of a registered class of HEI’s equity securities to file reports of ownership and changes in ownership with the SEC. Such reporting persons are also required by SEC regulations to furnish HEI with copies of all Section 16(a) forms they file. Based solely on its review of such forms provided to it, HEI believes that each of the persons required to comply with the Section 16(a) reporting requirements with regard to HEI complied with such reporting requirements for 2020.

OTHER RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
OTHER RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Related person transaction policy
The Board has adopted a related person transaction policy that is included in HEI’s Corporate Code of Conduct, which is available for review at www.hei.com/govdocs. The related person transaction policy is specific to transactions between the Company and related persons such as executive officers and directors, their immediate family members or entities with which they are affiliated in which the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest. Under the policy, the Board, acting through the Nominating and Corporate Governance Committee, may approve a related person transaction involving a director or an officer or other related person if the Board determines in advance that the transaction is not inconsistent with the best interests of HEI and its shareholders and is not in violation of HEI’s Corporate Code of Conduct.
Family relationships between any HEI executive officer, director or nominee for director
There are no family relationships between any HEI executive officer, director or nominee for director.
Arrangements or understandings between any HEI executive, director or director nominee and another person pursuant to which such executive, director or director nominee was selected
Pursuant to that Cooperation Agreement dated February 12, 2020 (Original Cooperation Agreement), as amended by that Joinder to Cooperation Agreement dated July 22, 2020 (Cooperation Agreement) between HEI and Inclusive Capital Partners, L.P. (ICP), HEI’s Board appointed Eva T. Zlotnicka to serve as a Class III member of the Board (with a term expiring at HEI’s 2020 Annual Meeting of shareholders (2020 Annual Meeting), appointed Ms. Zlotnicka as a member of the Compensation Committee and included Ms. Zlotnicka as a nominee for election at the 2020 Annual Meeting as a Class III member of the Board to serve a three-year term expiring at the 2023 annual meeting of shareholders (2023 Annual Meeting). ICP also agreed to certain customary standstill provisions, effective until the first anniversary of the date of the Cooperation Agreement. The Cooperation Agreement will terminate upon the earliest of
(i) the 2023 Annual Meeting, (ii) the election to terminate the Cooperation Agreement by the non-breaching party, if HEI or ICP materially breaches an obligation under the Cooperation Agreement or (iii) mutual written agreement of HEI and ICP. The foregoing description of the Cooperation Agreement is qualified in its entirety by reference to the full text of the original Cooperation Agreement which was filed as an exhibit to the Form 8-K HEI filed with the SEC on February 14, 2020 and the full text of the Joinder to Cooperation Agreement filed as an exhibit to the Company’s quarterly report on Form 10-Q for the period ending June 30, 2020.
Other than the Cooperation Agreement, there are no arrangements or understandings between any executive officer, director or director nominee of HEI and any other person pursuant to which such executive officer, director or director nominee was selected.
Related person transactions with HEI or its subsidiaries
ASB has made loans and extensions of credit to directors and executive officers, members of their immediate families and affiliated entities in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and which did not involve more than the normal risk of collectability or present other unfavorable features.

AUDIT & RISK COMMITTEE REPORT
AUDIT & RISK COMMITTEE REPORT
The Audit & Risk Committee is responsible for providing independent, objective oversight of HEI’s accounting functions and internal controls. It operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs. The Board has determined that the four directors currently serving on the Audit & Risk Committee (Messrs. Dahl, Russell and Scilacci and Ms. Connors) meet the independence and other qualification requirements of the NYSE Listed Company Manual and applicable securities laws. Messrs. Dahl, Russell and Scilacci have also been determined by the Board to be “audit committee financial experts” on the Audit & Risk Committee. In addition, the Audit & Risk Committee has authority to retain its own independent legal counsel and accounting advisers at HEI’s expense.
The Audit & Risk Committee assists the Board with its financial and risk oversight responsibilities. As part of its responsibilities for the oversight of the risk management process, the Audit & Risk Committee has reviewed and discussed the Company’s risk assessment and risk management framework, including discussions regarding significant risks and management plans to address these risks. Management has the primary responsibility for HEI’s consolidated financial statements and reporting process, including the systems of internal control. The independent registered public accounting firm has the responsibility for expressing opinions on HEI’s consolidated financial statements and on the Company’s internal control over financial reporting based on its integrated audits.
Independence of registered public accounting firm and recommendation to include financial statements in Form 10-K
In connection with its responsibilities, the Audit & Risk Committee held eight regular meetings and one special meeting in 2020 with management and Deloitte & Touche LLP (Deloitte), HEI’s independent registered public accounting firm. In its meetings with management and Deloitte, the Audit & Risk Committee’s review and discussion included the audited consolidated financial statements, audit plan and the quality and adequacy of internal controls. Discussions with Deloitte included the matters required by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, such as the audit strategy and results of the audit.
Deloitte provided the Audit & Risk Committee with written disclosures and a letter regarding its independence from management as required by professional standards and other regulatory requirements, including applicable requirements of the Public Company Accounting Oversight Board. Based on its review of the disclosure statements and discussions with Deloitte, including the consideration of whether the independent auditors’ provision of non-audit services to the Company is compatible with maintaining independence, the Audit & Risk Committee satisfied itself as to the independence of the external auditor.
Based on its reviews and discussions with management and Deloitte described above and review of Deloitte’s representations and disclosures, the Audit & Risk Committee recommended to the Board of Directors that HEI’s audited consolidated financial statements be included in HEI’s 2020 Form 10-K.

Audit & Risk Committee
William James Scilacci, Jr., Chairperson
Celeste A. Connors
Richard J. Dahl
Keith P. Russell

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021
PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021
At the 2021 Annual Meeting, the shareholders will be asked to ratify the appointment of Deloitte as HEI’s independent registered public accounting firm for the year ending December 31, 2021 and thereafter until its successor is appointed. Representatives of Deloitte are expected to be present at the 2021 Annual Meeting and will have the opportunity to make statements if they desire to do so and to respond to appropriate questions.
Auditors’ fees
The following table sets forth the fees paid or payable to Deloitte, the Company’s independent registered public accounting firm for 2019 and 2020:
	2019		2020
	Fees	%	Fees	%
Audit fees (principally consisted of fees associated with the audits of HEI, Hawaiian Electric, and ASB consolidated financial statements and internal control over financial reporting (Sarbanes-Oxley Act of 2002, Section 404), quarterly reviews and procedures related to the adoption of the new credit loss standard and the new lease standard in 2019)	$3,316,000	96	$3,034,800	93
Audit-related fees (primarily consisted of fees associated with consultation on financial statement and reporting standards and agreed upon procedures)	92,000	3	167,200	5
Tax fees (consisted of tax return review)	54,000	1	52,000	2
All other fees	—	—	—	—
	$3,462,000	100	$3,254,000	100
Pursuant to its charter, the Audit & Risk Committee preapproves all audit and permitted non-audit services to be performed by the independent registered public accounting firm. The Audit & Risk Committee may delegate this responsibility to one or more of its members, provided that such member or members report any such preapprovals to the full Audit & Risk Committee at its next regularly scheduled meeting. All of the amounts set forth in the table above were preapproved. In addition, the Audit & Risk Committee reviewed the professional fees billed by Deloitte and determined that the provision of non-audit services was compatible with the maintenance of the auditor’s independence.
In the event the appointment of Deloitte is not ratified, the Audit & Risk Committee will reconsider its selection, but may decide to maintain the appointment of Deloitte.
Even if the selection is ratified, the Audit & Risk Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit & Risk Committee believes that such a change would be in the best interests of HEI’s shareholders.
✓ FOR Your Audit & Risk Committee and Board recommend that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2021.

ABOUT THE 2021 ANNUAL MEETING
PROXY STATEMENT
HEI is soliciting proxies for the 2021 Annual Meeting scheduled for Friday, May 7, 2021, at 10:00 a.m., Hawai‘i Time. The 2021 Annual Meeting will be conducted, entirely by audio webcast. The mailing address of the principal executive offices of HEI is P.O. Box 730, Honolulu, Hawai‘i 96808-0730.
The approximate mailing date for this Proxy Statement, form of proxy and 2020 Annual Report to Shareholders is March 26, 2021. The 2020 Annual Report to Shareholders accompanying this Proxy Statement is not considered part of the proxy soliciting material.
ABOUT THE 2021 ANNUAL MEETING
Attendance
To mitigate the health risks posed by COVID-19, the 2021 Annual Meeting will be virtual, conducted entirely via live audio webcast. You will be able to attend the virtual 2021 Annual Meeting by visiting www.virtualshareholdermeeting.com/HE2021. You also will be able to submit questions and vote your shares electronically at the Annual Meeting.
To participate in the virtual 2021 Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, your proxy card, or if your shares are held in street name, on the instructions that accompanied your proxy materials. The live audio webcast will begin promptly at 10:00 AM, Hawai‘i Time. We encourage you to access the meeting prior to the start time. Online check in will begin at 9:45 AM, Hawai‘i Time, and you should allow ample time for the check in procedures.
Instructions on how to attend, submit questions and vote via the Internet are posted at www.virtualshareholdermeeting.com. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page. A recording of the 2021 Annual Meeting will be available at www.virtualshareholdermeeting.com for 12 months following the date of the 2021 Annual Meeting.

VOTING PROCEDURES
VOTING PROCEDURES
Electronic access to proxy materials
HEI provides shareholders the option to access its proxy materials via the Internet. In keeping with our efforts to conserve natural resources and reduce carbon emissions, this method of delivery reduces the amount of paper necessary to produce these materials, reduces carbon emissions from transporting and delivery of materials and reduces the costs associated with the printing and mailing of these materials to shareholders. On or about March 26, 2021, a Notice of Internet Availability of Proxy Materials (Notice) will be mailed to certain shareholders and our proxy materials will be posted on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, shareholders may choose to access our proxy
materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. The Notice and website will provide information regarding how to request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.
If you currently receive HEI’s proxy materials in printed form and would like to receive them electronically in the future, please so indicate on the enclosed proxy, if voting by mail, or by following the instructions provided when using the telephone or Internet voting options described below.
Eligibility to vote
Only persons who owned shares of HEI Common Stock as of the close of business on March 1, 2021 (the proxy record date) are entitled to vote.
Shares outstanding and entitled to vote
On March 1, 2021, 109,281,216 shares of HEI Common Stock were outstanding. Each shareholder is entitled to one vote for each share held on the record date. The Bylaws of
HEI do not provide for cumulative voting rights in the election of directors.
Quorum requirements
A quorum is needed to conduct business at the 2021 Annual Meeting. A majority of the shares of HEI Common Stock outstanding on March 1, 2021 and entitled to vote, and present in person or by proxy at the 2021 Annual Meeting, constitutes a quorum. Shareholders attending the 2021 Annual Meeting via the Internet are deemed to be present in person. Abstentions and broker nonvotes of uninstructed shares on routine matters (such as ratification of the appointment of the independent registered public accounting firm) will be counted in the number of shares present in person or by proxy for purposes of determining a quorum. A quorum established for one purpose will apply for all purposes at the 2021 Annual Meeting.
Voting shares held directly with the Company
Whether or not you plan to attend the 2021 Annual Meeting, please take the time to vote. You may vote before the 2021 Annual Meeting via the Internet, by touchtone telephone or by mail, or during the 2021 Annual Meeting via the Internet.
The Internet and telephone procedures are designed to authenticate your vote and confirm that your voting instructions are followed. If you vote via the Internet or by telephone, follow the instructions on the Notice or voting instruction card you received by mail. If you vote by telephone, you will receive additional recorded instructions; and if you vote via the Internet, you will receive additional instructions at the applicable Internet website.
You will need to have available the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card, as applicable.

VOTING PROCEDURES
BEFORE THE MEETING
1.
BY INTERNET: You may vote online by following the instructions in the Notice or by accessing the Internet at www.proxyvote.com. Instructions regarding how to record and confirm your vote will be available on the website.

2.	BY TELEPHONE: You may vote by touchtone telephone by following the instructions in the Notice or by calling 1-800-690-6903. Once connected, you will be prompted to record and confirm your vote.
3.	BY MAIL: Please mark your vote and sign, date and promptly return the proxy card in the postage-paid envelope provided. If you return the signed proxy card but do not mark the boxes showing how you wish to
vote, your votes will be cast following the Board’s recommendations on all proposals. If you wish to have someone other than the individuals listed on the enclosed proxy card vote your shares at the meeting, cross out all three names and insert the name of the person you designate as your proxy to vote your shares at the meeting.
DURING THE MEETING
1.	BY INTERNET: You may vote your shares online during the 2021 Annual Meeting by accessing the
Internet at www.virtualshareholdermeeting.com/
HE2021. Instructions will be available on the website.
Voting shares held in street name (e.g., through a broker, trustee or other holder of record)
If your shares are held in “street name” (that is, through a broker, trustee or other holder of record), you will receive a voting instruction card or other information from your broker or other holder of record seeking instruction from you as to how your shares should be voted. If you do not provide such instruction, your broker or nominee may vote your shares at its discretion on your behalf on routine matters, but not on nonroutine matters. The ratification of the appointment of HEI’s independent registered public accounting firm is considered a routine matter. The election of directors and the advisory vote on executive compensation are considered nonroutine matters. Please provide instructions to your broker or nominee on how to vote your shares on all proposals to ensure that your shares will be voted on all proposals in accordance with your wishes. If your shares are held in street name, and you want to vote your shares during the 2021 Annual Meeting, you must have the 16-digit control number from the proxy materials sent to you by your broker or other holder of record and follow the instructions above for voting via the Internet during the meeting.
Voting shares held in the HEI Dividend Reinvestment and Stock Purchase Plan, the HEI Retirement Savings Plan or the American Savings Bank 401(k) Plan
If you own shares held in the HEI Dividend Reinvestment and Stock Purchase Plan, the HEI Retirement Savings Plan (including shares previously received under the Tax Reduction Act Stock Ownership Plan or the HEI Stock Ownership Plan) or the American Savings Bank 401(k) Plan (ASB 401(k) Plan), you will receive instructions explaining how to direct your vote. Your shares will be voted according to your directions.
For the HEI Dividend Reinvestment and Stock Purchase Plan, all shares of stock for which no voting instructions are given will be voted by the administrator of such plan as our Board recommends. For the HEI Retirement Savings Plan and the ASB 401(k) Plan, all shares of HEI Common Stock for which no voting instructions are given will be voted in the same proportion as the Plan shares for which voting instructions were given.
Changing your vote
If you vote by any of the methods described above, you may revoke your proxy card or vote at any time before the 2021 Annual Meeting in one of three ways:
•	submit a properly signed proxy card with a later date or vote again at a later time by telephone or Internet;
•	notify the Corporate Secretary of HEI in writing; or
•
vote via the Internet during the 2021 Annual Meeting (you will need the 16-digit control number on your Notice of Internet Availability of Proxy Materials or your proxy card or, for shares held in street name, from the proxy materials sent by your broker or other intermediary)

VOTING PROCEDURES
Vote requirements
If a quorum is present at the 2021 Annual Meeting, then:
•
Directors will be elected if the director nominee receives more “FOR” votes than “AGAINST” votes. Although the election of directors is considered a nonroutine matter, broker nonvotes (i.e., when your broker or other holder of record does not vote your shares on a nonroutine matter because you have not provided instructions regarding how to vote on that matter) will not affect the outcome of this matter if a quorum is present. Similarly, abstentions will also not affect the outcome of this matter if a quorum is present. For this proposal, your options are to vote “FOR,” “AGAINST,” or “ABSTAIN.”

•	Since the vote on executive compensation is advisory only, no minimum number of votes cast is required for that item and the results will not be binding on the Board.
However, the Board and its Compensation Committee value input from shareholders and will consider the vote outcome when making future compensation decisions.
Brokers may not vote on this proposal without your instruction because the advisory vote on executive compensation is considered a nonroutine matter. For the proposal to adopt a resolution approving the compensation of HEI’s named executive officers, your options are to vote “FOR,” “AGAINST” or “ABSTAIN.”
•
The appointment of HEI’s independent registered public accounting firm will be ratified if more votes are cast “FOR” than “AGAINST” such ratification. This is a routine matter, and your broker may vote your shares at its discretion if no instruction is provided on this proposal. Abstentions will not affect the outcome of this matter if a quorum is present. For this proposal, your options are to vote “FOR,” “AGAINST” or “ABSTAIN.”

Counting the votes and confidentiality
Broadridge Corporate Issuer Solutions, Inc. will act as tabulator for broker and bank proxies as well as for proxies of the other shareholders of record. Your identity and vote will not be disclosed to persons other than those acting as tabulators except:
•	as required by law;
•	to verify the validity of proxies and vote results in the case of a contested proxy solicitation; or
•	when you write a comment on the proxy card.
Other matters to be decided at the 2021 Annual Meeting
HEI has no business to be presented at the 2021 Annual Meeting other than the items set forth in this Proxy Statement. If other business is properly brought before the 2021 Annual Meeting, or any adjournment or postponement thereof, the persons named on the enclosed proxy card will vote your shares in accordance with their best judgment, unless authority to do so is withheld by you on your proxy card.
Postponement or adjournment of Annual Meeting
If the 2021 Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted at the 2021 Annual Meeting.

OTHER INFORMATION
OTHER INFORMATION
Proxy solicitation and related cost
HEI will solicit proxies by mail, telephone or other means of communication and will bear the cost of such solicitation. We have engaged D.F. King & Co. to assist in the distribution of proxy materials and solicitation of proxies (including by telephone) from shareholders at a cost of
$8,500 plus reasonable expenses. We will also reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of HEI Common Stock.
Deadline for submitting a proposal to be included in the proxy statement for next year’s Annual Meeting
Shareholders who want to have a proposal included in the proxy statement and form of proxy for the 2022 Annual Meeting of Shareholders (2022 Annual Meeting) must submit the proposal to the Corporate Secretary in writing. The proposal must be received by November 26, 2021.
Nominating directors for inclusion in the proxy statement for next year’s Annual Meeting (proxy access)
Eligible Shareholders (as that term is defined in Article IIIA, Section 4 of the Bylaws) who wish to include director nominees in the proxy materials for the 2022 Annual Meeting must deliver such nominations to the Corporate Secretary no later than 120 days, nor earlier than 150 days, prior to the anniversary of the date that the Company first distributed its proxy statement to shareholders for the 2021 Annual Meeting.
To be timely for the 2022 Annual Meeting, Eligible Shareholders must deliver the nomination to the Corporate Secretary no later than November 26, 2021, and no earlier than October 27, 2021.
Eligible Shareholders may nominate up to two or 20% of the number of directors in office as of November 26, 2021, whichever is greater. For instructions on how to provide a Notice of Proxy Access Nomination (as that term is defined in Article IIIA, Section 2 of the Bylaws) in proper written form, please refer to Article IIIA, Section 6 of the Bylaws.
Recommend persons as potential nominees to serve on the Board
Outside of the director nomination process described below, the Nominating and Corporate Governance Committee will also consider informal recommendations by shareholders for director candidates. Shareholders may send such recommendations to the Nominating and Corporate Governance Committee in care of the Corporate Secretary, Hawaiian Electric Industries, Inc., P.O. Box 730, Honolulu, Hawai‘i 96808-0730. Recommendations must be received by November 26, 2021 for consideration by the Nominating and Corporate Governance Committee for the 2022 Annual Meeting. The recommendation must include (a) a résumé and other relevant biographical information regarding the person’s skills and qualifications to serve on the Board, (b) such person’s consent to serve as a director and (c) the number of shares of HEI Common Stock owned by the shareholder.

OTHER INFORMATION
Bringing other business matters or nominations before the 2022 Annual Meeting
Shareholders who wish to present business before the 2022 Annual Meeting (other than through Rule 14a-8 of the Exchange Act) or nominate a director for the 2022 Annual Meeting (other than through proxy access) must provide a written notice to the Corporate Secretary that is received no later than 90 days, nor earlier than 120 days, prior to the anniversary date of the 2021 Annual Meeting.
To be timely for the 2022 Annual Meeting, shareholders must deliver written notice to the Corporate Secretary no later than February 6, 2022, and no earlier than January 7, 2022.
Notice for business to be presented must comply with Article II, Section 2 of the Bylaws and include: (i) as to each matter the shareholder proposes to bring before the 2022 Annual Meeting: a brief description of the business desired to be brought before the 2022 Annual Meeting (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend the Bylaws, the text of the proposed amendment) and the reasons for conducting such business at the 2022 Annual Meeting; and (ii) as to the shareholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made: (a) the name and address of such person, (b) such person’s Ownership Information, (as that term is defined in Article II, Section 2 of the Bylaws), (c) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business, (d) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies by such person with respect to the proposed business to be brought before the annual meeting pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder, and (e) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
Notice for nominating a director must comply with Article III, Section 2 of the Bylaws and include: (i) as to each person whom the shareholder proposes to nominate for election as a director: (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the person’s Ownership Information, and (d) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (ii) as to the shareholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination is being made: (a) the name and address of such shareholder, (b) the Ownership Information, (c) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, (d) a description of any material interest of such person or any affiliates of such person in the nomination, including any anticipated benefit therefrom to such person or any affiliates of such person, (e) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (f) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.
A written consent of each proposed nominee to being a nominee and to serve as a director if elected and a completed and signed representation agreement (as described in Article III, Section 14 of the Bylaws) must also accompany the notice.
“Householding” and provision of additional copies of proxy materials upon request
As permitted by rules of the SEC, HEI has adopted a procedure referred to as “householding,” under which only one annual report to shareholders will be delivered to shareholders sharing the same address, unless contrary instructions are received. Householding reduces the volume of duplicate information received at your household, the cost to HEI of preparing and mailing duplicate materials, the environmental burden of excess paper usage and carbon emissions associated with transportation and delivery. Certain shareholder accounts at a householded address will continue to receive separate proxy statements and proxy cards, and we will also deliver promptly upon your written or oral request a separate copy of the annual report, proxy statement or Notice of Internet Availability if you are a security holder at a shared address to which a single copy of the requested documents was delivered. Dividend payments and account statements are not affected. Householding will continue until you are

OTHER INFORMATION
notified otherwise or until you notify us that you wish to receive a separate annual report. You will be removed from the householding program within 30 days after receipt of your notice. If you wish to commence or discontinue householding of the annual report to shareholders, you may notify us by calling us at (866) 540-7095 (toll free). You may also write to us at the following address: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717.
If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.
* * *
Please vote your proxy as soon as possible to ensure that your shares will be counted at the 2021 Annual Meeting.
Kurt K. Murao Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary
March 26, 2021

EXHIBIT A
EXHIBIT A
Reconciliation of GAAP1 to Non-GAAP Measures:
Incentive Compensation Adjustments
HEI reports its financial results in accordance with accounting principles generally accepted in the United States of America (GAAP). However, HEI’s management may use certain non-GAAP measures to evaluate the performance of HEI and its subsidiaries for compensation purposes. Management believes these EICP and LTIP non-GAAP measures provide useful information and are a better indicator of management’s performance regarding ongoing business operations for the purpose of measuring the level of achievement against the performance objectives underlying the EICP and LTIP programs established at the beginning of the measurement period. Adjusted earnings and other financial measures as presented below may not be comparable to similarly-titled measures used by other companies. The table below provides a reconciliation of GAAP earnings to non-GAAP EICP and LTIP measures for HEI and its subsidiaries.
Hawaiian Electric Industries, Inc. and Subsidiaries (HEI Consolidated)
Unaudited
($ in millions, except per share amounts)
Years ended December 31	2020	2019	2018
HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$197.8	$217.9	$201.8
Excluding special items (after-tax) for EICP and LTIP purposes:
Provision for credit losses related to the pandemic	25.2
COVID-19 related expenses	3.7
Branch lease termination costs	0.6
Gain from VISA stock sale, net	(2.2)
Non-GAAP (adjusted) net income for 2020 EICP purposes	225.2
Excluding special items (after-tax) for LTIP purposes only:
Sale of former headquarters, net of campus transition costs	—	(5.6)	0.7
Ongoing impacts relating to the termination of merger[2]	—	—	12.4
Federal tax reform and related impacts[3]	—	—	(4.7)
Consulting fees	1.2	1.6	1.0
Pension defeasement	1.0	(0.8)	0.2
Non-GAAP (adjusted) net income for 2018-20 LTIP purposes	$227.4	$213.1	$211.3
HEI CONSOLIDATED BASIC EARNINGS PER SHARE
Based on GAAP	$1.81	$2.00	$1.85
Based on non-GAAP (adjusted) for 2018-20 LTIP purposes	2.08	1.96	1.94
HEI CONSOLIDATED Return on Average Common Equity (%)
Based on GAAP	8.6	9.8
Based on non-GAAP (adjusted) for 2018-20 LTIP purposes[4]	9.8	9.6
UTILITY NET INCOME
GAAP (as reported)	$169.3	$156.8	$143.7
Excluding special items (after-tax) for LTIP purposes only:
Ongoing impacts relating to the termination of merger[2]	—	—	12.4
Federal tax reform and related impacts[3]	—	—	(4.7)
Non-GAAP (adjusted) net income for 2018-20 LTIP purposes	$169.3	$156.8	$151.3

EXHIBIT A
Years ended December 31	2020	2019	2018
UTILITY BASIC EARNINGS PER SHARE
Based on GAAP Utility net income[5]	$1.55	$1.44	$1.32
Based on non-GAAP Utility net income (adjusted) for 2018-20 LTIP purposes[5]	1.55	1.44	1.39
ASB NET INCOME
GAAP (as reported)	$57.6	$89.0	$82.5
Excluding special items (after-tax) for EICP and LTIP purposes:
Provision for credit losses related to the pandemic	25.2
COVID-19 related expenses	3.7
Branch lease termination costs	0.6
Gain from VISA stock sale, net	(2.2)
Non-GAAP (adjusted) net income for 2020 EICP purposes	84.9
Excluding special items (after-tax) for LTIP purposes only:
Sale of former headquarters, net of campus transition costs	—	(5.6)	0.7
Pension defeasement	1.0	(0.8)	0.2
Non-GAAP (adjusted) net income for 2018-20 LTIP purposes	$85.9	$82.6	$83.4
ASB Return on Average Common Equity (%)
Based on GAAP	8.1	13.5
Based on non-GAAP (adjusted) for 2018-20 LTIP purposes[4]	12.1	12.5
ASB EFFICIENCY RATIO (%)
Based on GAAP	61.5	57.8
Adjustment for pre-tax ASB items above	(1.8)	0.9
Based on non-GAAP (adjusted) for 2018-20 LTIP purposes[6]	59.7	58.7
Note: Columns may not foot due to rounding
1	Accounting principles generally accepted in the United States of America.
2
Primarily reflects certain expenses related to the termination of the proposed merger with NextEra Energy, including Hawaiian Electric’s liquid natural gas (LNG) project costs and adjustments to test year revenue requirements for customer benefit adjustments in the Hawaiian Electric and Maui Electric rate case decisions.

3	For 2018 LTIP purposes, reflects various tax adjustments for tax reform and related impacts.
4	Calculated as non-GAAP adjusted net income divided by average adjusted GAAP common equity. For HEI and ASB ROACE goal, average 2019 and 2020 return on average common equity.
5	Calculated using Utility net income divided by HEI weighted average common shares.
6	Calculated as non-GAAP adjusted noninterest expense divided by the sum of net interest income and noninterest income.

EXHIBIT A
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*BROADRIDGE CORPORATE ISSUER SOLUTIONS*
*HAWAIIAN ELECTRIC INDUSTRIES, INC.*
*P.O. BOX 1342*
*EDGEWOOD, NY 11717*

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 6, 2021 for shares held directly and by 11:59 p.m. Eastern Time on May 4, 2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/HE2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 6, 2021 for shares held directly and by 11:59 p.m. Eastern Time on May 4, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D40357-P49187 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**HAWAIIAN ELECTRIC INDUSTRIES, INC.**

**The Board of Directors recommends you vote FOR the following:**

1. Elect Three Directors:

| **Nominees:** | **For** | **Against** | **Abstain** |
|---|---|---|---|
| 1a. Richard J. Dahl | ☐ | ☐ | ☐ |
| 1b. Constance H. Lau | ☐ | ☐ | ☐ |
| 1c. Micah A. Kane | ☐ | ☐ | ☐ |

| **The Board of Directors recommends you vote FOR proposals 2 and 3.** | **For** | **Against** | **Abstain** |
|---|---|---|---|
| 2. Advisory vote to approve the compensation of HEI's named executive officers. | ☐ | ☐ | ☐ |
| 3. Ratification of the appointment of Deloitte & Touche LLP as HEI's independent registered public accountant for 2021. | ☐ | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

D40358-P49187

**HAWAIIAN ELECTRIC INDUSTRIES, INC.**
**Annual Meeting of Shareholders**
**May 7, 2021 10:00 AM**
**This proxy is solicited by the Board of Directors**

The undersigned hereby constitutes and appoints Constance H. Lau, Kurt K. Murao and Thomas B. Fargo, and each of them the proxy of the undersigned, with full power of substitution, to vote all the Common Stock of Hawaiian Electric Industries, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on May 7, 2021, or at any adjournment or postponement thereof.

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD VIRTUALLY AT www.virtualshareholdermeeting.com/HE2021.**

**It is important that you retain a copy of the control number found on the Proxy Card, Voting Instruction Form or Notice, as such number will be required in order for shareholders to gain access to any meeting held solely by means of remote communication.**

**If no direction is indicated, said proxies will vote FOR all Nominees in proposal 1 and FOR proposals 2 and 3.** Said proxies are also authorized to vote in their discretion with respect to any other matters that may come before the Annual Meeting or at any adjournment or postponement thereof.

**Continued and to be signed on reverse side**